United States
                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8104
                                   ---------------------------------------------

                          Touchstone Funds Group Trust
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               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066
                                                    ----------------------------

Date of fiscal year end:  09/30
                          ----------------------

Date of reporting period: 9/30/08
                          ----------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Touchstone Funds Group Trust Annual Report

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                                                              SEPTEMBER 30, 2008

Annual Report
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TOUCHSTONE FUNDS GROUP TRUST

Touchstone Clover Core Fixed Income Fund

Touchstone Diversified Small Cap Value Fund

Touchstone Healthcare and Biotechnology Fund

Touchstone International Growth Fund

Touchstone Mid Cap Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Short Duration Fixed Income Fund

Touchstone Small Cap Value Opportunities Fund

Touchstone Ultra Short Duration Fixed Income Fund

Touchstone Value Opportunities Fund

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[LOGO] TOUCHSTONE(R)
       INVESTMENTS

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Table of Contents
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                                                                          Page
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Letter from the President                                                    3
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Management's Discussion of Fund Performance (Unaudited)                   4-27
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Tabular Presentation of Portfolios of Investments (Unaudited)            28-30
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Statements of Assets and Liabilities                                     31-36
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Statements of Operations                                                 37-39
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Statements of Changes in Net Assets                                      40-47
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Financial Highlights                                                     48-71
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Notes to Financial Statements                                            72-90
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Portfolios of Investments:
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       Clover Core Fixed Income Fund                                     91-92
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       Diversified Small Cap Value Fund                                  93-94
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       Healthcare and Biotechnology Fund                                    95
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       International Growth Fund                                         96-97
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       Mid Cap Fund                                                      98-99
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       Premium Yield Equity Fund                                           100
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       Sands Capital Select Growth Fund                                    101
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       Short Duration Fixed Income Fund                                102-103
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       Small Cap Value Opportunities Fund                              104-105
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       Ultra Short Duration Fixed Income Fund                          106-107
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       Value Opportunities Fund                                            108
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Report of Independent Registered Public Accounting Firm                    109
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Other Items (Unaudited)                                                110-112
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Management of the Trust (Unaudited)                                    113-116
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                                       2

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the twelve months ended September 30, 2008.

The crisis that began in the subprime mortgage area last year has intensified, culminating in a series of events that were once unthinkable with the nationalization of several companies, collapse of venerable investment firms and a number of government-sponsored rescues. Congress passed a $700 billion bailout bill, which authorized the Treasury to buy troubled assets from financial institutions. There is also growing realization that problems are global in nature, as several institutions in Europe and other parts of the world have required government assistance.

These developments have taken a heavy toll on financial markets. Credit markets have seized up in the United States, and the difference in the spreads between investment-grade and high-yield bonds are at or near all-time highs. In addition, there has been unprecedented illiquidity in short-term bank financing and the commercial paper market, and money market funds have come under scrutiny. In the wake of all this, global equity markets have fallen decisively into bear territory, with the major world indices down by 30% or more.

During the year, the U.S. equity markets were extremely volatile; however, U.S. stocks did better than international stocks. Small-cap stocks outperformed large-cap stocks. Growth surpassed value for the second year in a row.

One positive is that oil and other commodity prices have fallen significantly from their peaks, and we anticipate significant declines in headline inflation readings in the U.S. and abroad before too long. With the U.S. dollar having rebounded off its lows, the Federal Reserve recently eased monetary policy in a coordinated move with other central banks.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond, and money market mutual funds to help keep your financial strategy on course. In the current market climate, it is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to providing investors access to institutional money managers who act in a sub-advisory capacity. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE CLOVER CORE FIXED INCOME FUND

SUB-ADVISED BY CLOVER CAPITAL MANAGEMENT, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Clover Core Fixed Income Fund seeks to produce attractive long-term total returns and a high level of current income by investing in a diversified portfolio of bonds. The Fund maintains a laddered maturity structure and a weighted average duration that is consistent with an intermediate bond portfolio. However, individual bonds may have a final maturity from one month to thirty years or more. The Fund managers combine a top-down macroeconomic outlook with individual security selection evaluation and techniques. Factors such as the business cycle, Federal Reserve policy, and credit spreads are taken into account to establish an overall framework for sector allocation and yield curve positioning, as well as the overall posture of the Fund.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Clover Core Fixed Income Fund was -1.95% for the fiscal year ended September 30, 2008. The total return of the Lehman Brothers U.S. Aggregate Index was 3.65% for the same period.

The Fund's weak performance was predominantly driven by several individual security holdings which experienced severe price declines. The negative impact was magnified due to the steady redemptions from the Fund recently. Adverse liquidity conditions in the bond market led Clover to sell the most liquid holdings to meet these redemptions, thus leaving the less liquid and weaker performing securities at a much higher percentage of the Fund than desired.

The Fund's exposure to corporate bonds, specifically in the Financials sector, was the primary detractor from performance. Individual holdings exhibited unprecedented price declines as some companies declared bankruptcy while others experienced extremely poor liquidity and difficulty in raising capital. These individual holdings include Key Bank, Lehman Brothers, Morgan Stanley and SLM Corp.

It was nothing less than an extraordinary environment for the bond market. The subprime crisis morphed into a full fledged credit crunch and financial meltdown. This was marked by extremely poor liquidity, limited access to capital, and waning confidence. These conditions drove companies to a massive deleveraging effort which led to a series of negative impacts. Balance sheet assets were marked down significantly. This forced major write downs. The losses needed to be replaced with fresh capital but there was none available in many instances. The companies with the heaviest reliance on funding suffered the most and were forced into bankruptcy, merger or survival mode.

Our strategy, which anticipated a steeper yield curve, led us to structured credit notes issued by Morgan Stanley and Lehman Brothers. The potential benefit of this approach was offset by significant price declines in the bonds due to the weakening credit quality of the issuers. Other investments in financial bonds appeared to offer good value, but detracted from performance due to market conditions. The combination of poor market liquidity and Fund redemptions resulted in higher than desired exposure to spread sectors.

The Fund's positioning is now dominated by what have become several high beta positions. While the Fund remains predominantly invested in high quality holdings and is relatively neutral in its sector weights, it has a small allocation to high yield bonds. However, the most meaningful aspect of the Fund's positioning is its holdings in the corporate bonds discussed above.

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Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

We expect to see a continued level of above average volatility in the bond market and in the Fund for the foreseeable future. We believe that recent intervention by global central banks has brought our economy back from the brink but we will have to work through a generally weak economy for the next twelve months. With that being said, outside of its Lehman Brothers bond, we believe that all other holdings are of good quality. With that being the case, we expect to eventually see some unusual positive returns from these holdings in the future as they move back towards par from their extremely depressed valuations. The realization of this may be impacted by cash flows. If redemptions continue to be significant, some of these holdings may have to be liquidated before their recovery develops.

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLOVER CORE
      FIXED INCOME FUND - CLASS I* AND THE LEHMAN BROTHERS AGGREGATE INDEX

--------------------------------------------------------------------------------
                         CLOVER CORE FIXED INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 Year        5 Years     10 Years
Class I                 -1.95%        2.02%        3.90%
--------------------------------------------------------------------------------

                                  [LINE CHART]

CLOVER CORE FIXED INCOME FUND - CLASS I        LEHMAN BROTHERS AGGREGATE INDEX
---------------------------------------        -------------------------------

       Date                                          Date
      9/30/98            10000                      9/30/98            10000
      9/30/99             9822                      9/30/99             9963
      9/30/00         10532.13                      9/30/00         10658.42
      9/30/01         11792.83                      9/30/01         12038.68
      9/30/02         12836.49                      9/30/02         13074.01
      9/30/03         13269.08                      9/30/03         13780.01
      9/30/04         13663.17                      9/30/04         14287.11
      9/30/05         13976.06                      9/30/05         14687.15
      9/30/06         14375.78                      9/30/06         15226.17
      9/30/07         14960.87                      9/30/07         16008.79
      9/30/08            14668                      9/30/08         16593.11

* The initial public offering of Class I shares commenced on December 6, 1991.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND

SUB-ADVISED BY CLOVER CAPITAL MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Diversified Small Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of common stocks of U.S. companies with smaller market capitalizations. The Fund focuses on companies that trade at attractive values relative to cash flow, book value, financial strength, and historical valuations. Using a combination of valuation screens, technical analysis, and fundamental research, the Fund seeks companies that possess attractive long-term return potential due to their lower-than-average valuations and improving business fundamentals.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Diversified Small Cap Value Fund was -8.89% for the fiscal year ended September 30, 2008. The total return of the Russell 2000(R) Value Index was -12.25% for the same period.

The Fund's relative outperformance was driven by stock selection in the Financials, Energy and Industrials sectors. Strength in the Financials sector was achieved by careful selection of more conservative credit profiles and avoidance of troubled real estate geographies. The Energy sector was aided by an emphasis on the Natural Gas and Coal industries. The Industrials sector was driven by stock selection in the Machinery industry. These strengths were partially offset by weak selection in the Health Care and Information Technology sectors caused by unrelated negative security-specific events.

Among the top performing stocks were Alpha Natural Resources, where a tightening coal supply/demand balance drove improvement in investor sentiment; Bucyrus International, which was buoyed by strength in the mining equipment industry; and Cleveland Cliffs Inc., where emerging economic growth led iron ore prices higher. Detractors from performance included Dollar Thrifty Automotive Group which was hurt by declining travel demand and lower auto resale prices; Pilgrim's Pride Corp. where high feed costs destroyed company profitability, leading to bankruptcy concerns; and Sotheby's, where investor sentiment weakened in anticipation of deterioration in the art market.

Market conditions were challenging during the past year, as the stock market repeatedly absorbed bad economic news and large dislocations in the Financials sector. Clover's strategies involve identifying inexpensive stocks with improving fundamentals. We also manage portfolio-level risk as we deploy capital into Fund holdings. These strategies and techniques have allowed the Fund to historically produce attractive returns relative to the benchmark both during the past year and since inception. We believe the Fund is positioned prudently with respect to both risk and opportunity. The Fund remains fully diversified with representation in all major economic sectors.

Looking forward, in the near-term we expect a continuation of recent market conditions, with volatility remaining at elevated levels. In this environment, the Fund's diversified structure is useful for diminishing security specific risk, in effect reducing the damage any single issue can cause. Simultaneously, the environment remains excellent for patient stock selection, with valuations in many sectors approaching extremely attractive levels. As always, our goal is to provide an optimal portfolio of inexpensive stocks with improving fundamentals to take advantage of the historically excellent long-term returns of small-cap value stocks.

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Management's Discussion of Fund Performance (Continued)
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  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVERSIFIED
        SMALL CAP VALUE FUND - CLASS Z* AND THE RUSSELL 2000 VALUE INDEX

--------------------------------------------------------------------------------
                        DIVERSIFIED SMALL CAP VALUE FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                        1 Year       5 Years   10 Years
Class A                 -14.08%       7.92%     11.60%
Class C                  -9.56%       8.43%     11.45%
Class Z                  -8.89%       9.18%     12.25%
--------------------------------------------------------------------------------

                                  [LINE CHART]

DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z          RUSSELL 2000 VALUE INDEX
------------------------------------------          ------------------------

           Date                                      Date
          9/30/98            10000                  9/30/98            10000
          9/30/99            12182                  9/30/99            10583
          9/30/00         15786.65                  9/30/00         12209.61
          9/30/01         17704.73                  9/30/01         12893.35
          9/30/02         16166.19                  9/30/02          12705.1
          9/30/03          20476.1                  9/30/03         16727.54
          9/30/04         25333.03                  9/30/04         21019.82
          9/30/05         29459.78                  9/30/05         24750.84
          9/30/06         31955.02                  9/30/06         28218.44
          9/30/07         34869.32                  9/30/07         29936.94
          9/30/08            31761                  9/30/08         26269.66

* The chart above represents performance for Class Z shares only, which will vary from the performance of Class A and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A and Class C shares commenced on November 20, 2006 and the initial public offering of Class Z shares commenced on February 28, 1996. The Class A and Class C performance information is calculated using the historical performance of Class Z.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNERS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Healthcare and Biotechnology Fund invests primarily in common stocks of healthcare and biotechnology companies. The Fund employs rigorous fundamental research with supporting qualitative and technical analysis. Its bottom-up strategy emphasizes fundamental analysis. The Fund seeks companies with improving fundamentals, superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Healthcare and Biotechnology Fund was -7.82% for the fiscal year ended September 30, 2008. The total return of the S&P 500 Healthcare Index was -12.21% for the same period.

During the 12-month period ending September 30, 2008, stock selection in Health Care Providers & Services and positioning in the Biotechnology industry contributed the most to the Fund's relative performance. From a positioning standpoint, stock selection in Health Care Providers & Services helped relative returns. This industry continues to come under significant pressure, as companies in this group have reported lackluster quarterly earnings reports with costs trending worse than expected. Lower "Medicare Advantage" enrollment figures have also hurt the group and the upcoming election will also be a detriment to the group regardless of the political outcome.

Within the Biotechnology industry, the Fund emphasized companies that produce orphan drugs, which are for diseases that afflict a small population (less than 200,000 in the U.S.). Companies that receive this designation from the FDA have seven years of market exclusivity within the United States. Also, these companies typically benefit from excellent pricing power, as there are not other competing therapies, and the small population size leads to limited reimbursement pushback. Alexion Pharmaceutical Inc. and BioMarin Pharmaceutical Inc. are two examples of companies that have benefited from launching drugs with the orphan drug status. Alexion Pharmaceuticals Inc. is a Biotechnology company that has benefited from the development of Soliris. This is a drug that treats paroxysmal nocturnal hemoglobinuria or PNH, a rare blood disorder that can lead to disability and premature death. Shares of BioMarin Pharmaceuticals soared after the Food & Drug Administration (FDA) gave approval for its drug, Kuvan, which treats a rare metabolic disease called phenylketonuria. The pricing of the drug exceeded investor expectations.

Other Biotechnology contributors were Gilead Sciences and Genzyme Corp. Gilead Sciences continues to deliver strong earnings growth, as their infectious disease drugs for the treatment of HIV continue to gain market share. The company is benefiting from the trend of earlier diagnosis of HIV, leading to higher demand for their drugs, particularly Viread and Atripla. Leitaris was also recently launched; it is a promising compound for the treatment of pulmonary arterial hypertension. Genzyme has positive momentum for its drug, Myozyme, which treats Pompe disease. The company also has benefited from strong pricing power.

The Health Care Equipment & Supplies industry detracted from relative performance. This decline was led by Immucor Inc. which agreed to acquire a privately held company, Bioarray Solutions. Shares fell sharply on this news as there was significant dilution incurred from the transaction. The stock was sold as the company was not able to provide any clarity on future product revenues or timeline of new product launches.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

For U.S. equity investors, small-cap stocks outperformed large-cap and mid-cap stocks. Stylistically, value outperformed growth among small-cap and mid-cap stocks. The magnitude of outperformance was the most extreme among small-cap stocks where value outperformed growth.

Turner employs a disciplined investment strategy by identifying strong Health Care companies with favorable earnings prospects and reasonable valuations. We also look for unique characteristics within each industry to ensure the Fund is invested in only the best companies. For example, when researching the Pharmaceuticals industry, we analyze pricing trends, intellectual property profiles, and product pipelines. When looking at Biotechnology companies, we focus on clinical trial design, corporate regulatory expertise, clinician feedback, and reimbursement analysis. We utilize these tools so the Fund is positioned to achieve consistent investment returns while maintaining disciplined risk controls.

We do not make top-down decisions but instead find opportunities through our investment discipline of fundamental bottom-up research on a company-by-company basis. The Fund remains significantly underweight to the benchmark's 51% concentration in large-cap pharmaceutical companies, as we have found few opportunities with attractive growth prospects. However, as a result of our individual company research, the Fund now has significant weights in two large-cap pharmaceutical companies, Wyeth and Abbott Labs. It also holds Johnson & Johnson, but its weight is significantly underweight the benchmark.

Another area in which we are finding opportunities is with Contract Research Organization (CRO) companies which assist large pharmaceutical companies by offering regulatory, pre-clinical, and clinical trial services. They can assist in moving a new drug from its conception to FDA approval without the pharmaceutical company making mistakes in the crucial trial or having to maintain a staff for these services. Examples of CROs that are currently held in the Fund include Charles River Laboratories, Icon, and Kendle International.

Historically, the stock market has confounded the levels of extremely bearish sentiment that prevail today and turned upward several months before the economy did. In fact, even in the midst of three of the last four recessions, the stock market actually produced positive returns. In our judgment, corporate profits may hit bottom early next year, and stocks could trough before year's end.

We continue to find companies with compelling fundamentals. Balance sheets in the Health Care sector remain flush with cash, keeping open the possibility of stock buybacks, mergers and acquisitions in the sector. The Health Care sector is generally a defensive area during an economic slowdown, leading to good returns on both a relative and absolute basis.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HEALTHCARE
       AND BIOTECHNOLOGY FUND - CLASS A* AND THE S&P 500 HEALTH CARE INDEX

--------------------------------------------------------------------------------
                        HEALTHCARE AND BIOTECHNOLOGY FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                        1 Year       5 Years   Since Inception*
Class A                 -13.15%       7.36%         7.73%
Class C                  -8.53%       7.85%         7.78%
--------------------------------------------------------------------------------

                                  [LINE CHART]

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A        S&P 500 HEALTH CARE INDEX
-------------------------------------------        -------------------------

           Date                                       Date
          2/28/01             9425                  2/28/01            10000
          9/30/01         10509.82                  9/30/01             9467
          9/30/02         9284.373                  9/30/02          7392.78
          9/30/03         11626.82                  9/30/03         8238.514
          9/30/04         13035.99                  9/30/04         8633.139
          9/30/05         15786.58                  9/30/05         9532.712
          9/30/06         16002.86                  9/30/06         10252.43
          9/30/07         19083.41                  9/30/07         11144.39
          9/30/08            17589                  9/30/08         9783.719

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on February 28, 2001 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE INTERNATIONAL GROWTH FUND

SUB-ADVISED BY NAVELLIER & ASSOCIATES, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone International Growth Fund seeks long-term capital growth by primarily investing in foreign stocks and ADRs of foreign companies believed to have superior reward/risk characteristics. A disciplined quantitative, objective, bottom-up stock selection process is utilized to identify stocks believed to have superior fundamentals relative to the underlying market with above-average potential returns adjusted for risk. This process selects and weights countries based upon the analysis of a country's reward/risk potential and weights stocks using a disciplined methodology.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone International Growth Fund was -26.17 for the year ended September 30, 2008. The total return of the MSCI EAFE(R) Growth Index was -28.19% and the MSCI EAFE(R) Index was -30.13% for the same period.

During the past year, the Touchstone International Growth Fund outperformed the MSCI EAFE(R) Growth Index. Through 2007, the MSCI EAFE(R) Index was the Fund's primary benchmark, with the MSCI EAFE(R) Growth Index the secondary. In 2008, the MSCI EAFE(R) Growth Index became the Fund's primary benchmark as it reflects the Fund's growth investment style and allows for flexibility in positioning as an all-cap Fund.

The past year was a continuation of the Fund's strong performance on both a relative and absolute basis. Factors affecting the relative outperformance included the Fund's larger than benchmark capitalization bias, higher historical five year EPS growth, market P/E and good sector and country overweights and underweights. Although all sectors posted negative returns for the year, the Fund had relative outperformance in the Financials, Energy and Health Care sectors, while relative underperformance was a result of the Utilities, Telecommunication Services and Information Technology sectors. A country weighting decision to increase the Fund's position in Japan also aided performance.

Over the past year, we have seen the last stage of the "Greatest Global Boom Ever" and the subsequent bursting of the commodity bubble over the past 100 days. Oil peaked in July and it, as well as most other commodities, has fallen substantially since that month. When the commodity bubble burst along with one of the greatest liquidity and housing devaluations seen in the past 50 years, major financial institutions fell. The subsequent global recession has cost jobs and bankrupted numerous institutions around the globe. We expect a large bounce from the October lows as the global, coordinated effort to increase liquidity and the global governmental guarantee of financial assets led by the United States take hold. We believe these efforts will provide a base for the next global expansion.

The disciplined investment strategy used to manage the Touchstone International Growth Fund helped performance in the volatile environment that the market exhibited in 2007 into 2008. The Fund has strong fundamentals and is diversified with a bias toward defensive companies and companies with strong earnings potential. We expect that the Fund will perform in line with the market over the coming year as it forms a new base and the next trends emerge. In addition, we believe that diversified growth investing will do well in the coming year as global economies lock hands in an effort to prevent a severe global recession.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
   IN THE INTERNATIONAL GROWTH FUND - CLASS A* AND THE MSCI EAFE GROWTH INDEX

--------------------------------------------------------------------------------
                            INTERNATIONAL GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                        1 Year       5 Years   Since Inception*
Class A                 -30.40%       9.36%         -0.50%
Class C                 -26.66%       9.98%         -0.38%
Class Y                 -26.16%      10.65%          0.23%
--------------------------------------------------------------------------------

                                  [LINE CHART]

INTERNATIONAL GROWTH FUND - CLASS A             MSCI EAFE GROWTH INDEX
-----------------------------------             ----------------------

      Date                                       Date
      9/5/00             9425                   9/5/00            10000
     9/30/00         8631.415                  9/30/00             9353
     9/30/01         5147.776                  9/30/01         5953.185
     9/30/02         4973.781                  9/30/02         5188.796
     9/30/03         5785.502                  9/30/03         6314.764
     9/30/04         6657.956                  9/30/04         7388.274
     9/30/05          8364.39                  9/30/05         9266.373
     9/30/06         9685.127                  9/30/06         10843.51
     9/30/07         12997.44                  9/30/07          13900.3
     9/30/08          9596.01                  9/30/08         9981.802

           MSCI EAFE INDEX
           ---------------

       Date
      9/5/00            10000
     9/30/00             9408
     9/30/01         6748.358
     9/30/02         5718.559
     9/30/03         7236.264
     9/30/04         8865.871
     9/30/05         11199.37
     9/30/06         13400.04
     9/30/07         16800.98
     9/30/08         11738.84

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 5, 2000. The initial public offering of Class C shares and Class Y commenced on September 29, 2008. The Class C and Class Y performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE MID CAP FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNERS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Mid Cap Fund seeks long-term capital appreciation by primarily investing in stock of medium capitalization companies. It emphasizes companies operating in a broad range of industries based on a fundamental analysis of each company with consideration to such characteristics as price-to-cash flow, price-to-earnings and price-to-book value ratios. The Fund looks for companies with quality management teams, strong fundamentals, well-positioned balanced sheets and distinctive product opportunities that may be positioned to generate and sustain long-term growth.

FUND PERFORMANCE AND POSITIONING

The total return for the Touchstone Mid Cap Fund was -25.92% for the fiscal year ended September 30, 2008. The total return of the Russell Midcap(R) Index was -22.36% for the same period.

The largest detractors from the Fund's relative performance were in the Materials and Energy sectors, with Chemicals and Energy Equipment & Services holdings detracting the most. Good relative returns in the Utilities, Industrials, and Information Technology sectors contributed positively to results. Independent Power Producers & Energy Traders, Commercial Services & Supplies, and IT Services holdings were among the outperformers in those sectors.

Holdings that contributed positively to Fund performance included Alliance Data Systems and Alexandria Real Estate Equities (a REIT) in the Financials sector. Alliance Data Systems was purchased at a pullback when a proposed merger fell through and since that time the company has experienced continued improving earnings trends. Alexandria Real Estate Equities operates in the area of life sciences real estate, which has held up well because of its association with the Health Care industry. In Utilities, MDU Resources Group Inc., a natural resource company with a solid balance sheet, was another positive contributor.

The stocks that detracted from performance in the Materials sector include AbitibiBowater, Inc, a paper and newsprint company. The stock suffered this year due to falling demand for newspaper and some unexpected one-time charges payable by the company. Cleveland-Cliffs, a supplier of iron ore, also performed poorly.

For U.S. equity investors, small-cap stocks outperformed large-cap and mid-cap stocks. Stylistically, value outperformed growth among small-cap and mid-cap stocks. The magnitude of outperformance was the most extreme among small-cap stocks where value outperformed growth.

The markets have been more volatile this year than they had been in the past 30 years, an environment in which this strategy will typically be challenged. From a style perspective, value companies in the benchmark did the best, a group in which the Fund is underweight due to our bottom-up approach. Risk controls allow the strategy to hold up to 60% in either style. The Fund's tilt to growth hurt relative returns.

Turner's focus in managing the Fund remains, as always, on owning stocks that we think have either undervalued assets or strong prospective earnings power. We currently favor shares of companies in the Packaged Software, Data Processing Services, and Commercial Services industries. The Fund is underweight Materials and Utilities, while overweight in Information Technology and Industrials.

Although the market faces many hurdles in the near term, from a fundamental standpoint the market seems to be slightly undervalued and earnings outside the Financials sector remain strong. From a valuation standpoint, the S&P 500 Index is trading at 12.6 times next year's earnings. In addition, both corporations and investors have historically high levels of cash on the sidelines patiently waiting to re-enter the market. Inflation concerns appear to be subsiding and the U.S. Government is actively working to shore up investor confidence. Historically, the stock market has confounded the levels of extremely bearish sentiment that prevail today and turned upward several months before the economy did. In fact, even in the midst of three of the last four recessions, the stock market actually produced positive returns. In our judgment, corporate profits may hit bottom early next year, and stocks could trough before year's end.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              MID CAP FUND - CLASS Y* AND THE RUSSELL MIDCAP INDEX

--------------------------------------------------------------------------------
                                   MIDCAP FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                        1 Year       5 Years   Since Inception*
Class A                 -30.36%       7.15%         10.39%
Class C                 -25.74%       7.92%         10.98%
Class Y                 -25.92%       8.67%         11.80%
Class Z                 -26.18%       8.37%         11.50%
--------------------------------------------------------------------------------

                                  [LINE CHART]

           MID CAP FUND - CLASS Y                     RUSSELL MIDCAP INDEX
           ----------------------                     --------------------

           Date                                       Date
           1/2/03            10000                   1/2/03            10000
          9/30/03            12520                  9/30/03            12289
          9/30/04         14967.66                  9/30/04         14814.39
          9/30/05         20242.26                  9/30/05          18532.8
          9/30/06         21679.46                  9/30/06         20306.39
          9/30/07         25609.95                  9/30/07         23935.14
          9/30/08            18971                  9/30/08         18583.24

* The chart above represents performance for Class Y shares only, which will vary from the performance of Class A shares, Class C shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Y shares commenced on January 2, 2003. The initial public offering of Class A shares and Class C commenced on May 14, 2007 and the initial public offering of Class Z shares commenced on April 24, 2006. The Class A, Class C and Class Z performance information is calculated using the historical performance of Class Y.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE PREMIUM YIELD EQUITY FUND

SUB-ADVISED BY MILLER/HOWARD INVESTMENTS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

FUND PERFORMANCE AND POSITIONING

Miller/Howard Investments assumed responsibility for sub-advising the Premium Yield Equity Fund on May 23, 2008. From December 3, 2007 (inception of the Fund) through May 22, 2008, Chartwell Investment Partners was sub-advisor to the Fund.

The total return of the Touchstone Premium Yield Equity Fund was -21.48% since inception. The total return of the Russell 3000(R) Value Index was -18.63% for the same period.

Since inception, the Energy sector had the highest returns. The worst performing sectors since inception of the Fund were Industrials and Materials. Financials and Industrials detracted from performance of the Fund the most. Also since inception, Wilmington Trust, Johnson & Johnson, and Colgate-Palmolive have been among the Fund's best contributors. Detractors include Macquarie Infrastructure, Teck Cominco, and Diana Shipping Inc.

The challenges in the global financial markets created a difficult and volatile market environment since Miller/Howard took over the management of the Fund on May 23, 2008.

As the impact from the credit crisis began to threaten global economic activity, investors rushed from Industrials and Commodities into core companies with recurring business, stable cash flows and more reliable growth. As the deleveraging and position liquidation "trading noise" settles out of the market (a process that admittedly might take some more time) we expect a reawakening of investors' beliefs in fundamentals to benefit the Fund. The Fund's underweight in the Financials sector helped relative performance in the second quarter, but the bounce-back in banks and Financials from deeply sold levels detracted from relative performance in the third quarter.

Companies in the Consumer Staples sector like Procter & Gamble, Sysco Corp., and Colgate-Palmolive fared well as investors looked for safe havens in a slowing economy. Economically sensitive companies (or at least those perceived to be so) were also discounted by the market. Macquarie Infrastructure, Nucor Corp., and Teck Cominco were under pressure. Though we have often extolled the virtues of industry diversification in the Fund for helping to create excellent risk-adjusted returns, this was one period when diversification was no help at all. We have recently seen studies indicating that correlation across markets increases during downturns and decreases during upturns; frankly, it has long been our view that over longer time frames, nearly all equity groups show similar returns but quite different levels of volatility. It is important to keep that reality in mind when the markets run from pillar to post. We, like most participants and observers, were astonished at both the volatility across the various market sectors and the uniformity of negative returns in both domestic sectors and international markets.

The Premium Yield Equity Fund is constructed with high-quality dividend-paying companies that are positioned to grow their dividends. Historically, financially strong companies that deliver a consistent level of positive dividend cash flow to investors act as a buffer in a down market. We believe the Fund is well positioned to continue to deliver and grow a high level of current cash flow going forward. The markets and the economy face many challenges, but over time the power of compounding (the redeployment of cash flow into buying more shares that then deliver higher levels of cash flow) will continue to work for long-term investors.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

The clearest takeaway we have from a great deal of discussion and thought about the current situation is not new to us. We want to emphasize, even more than usual, businesses with recurring revenue streams, financial strength, and stability since we do not foresee high levels of economic activity for some time ahead. Since equity prices tend to discount the future rather than the present, we do not necessarily think stocks will have a rough time of it from here, but we do think the risks for cyclically oriented stocks have risen. That said, we do not see the prospects for Materials and Energy fading, since we hardly think the developing world is going to cease developing, and stop needing resources. But continued dividend growth is critical to our investment strategy, and we suspect that fears, at least, of a difficult economy will keep more cyclical kinds of stocks from raising their dividends in the near future.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PREMIUM YIELD EQUITY FUND - CLASS A* AND THE RUSSELL 3000 VALUE INDEX

--------------------------------------------------------------------------------
                            PREMIUM YIELD EQUITY FUND
                                 TOTAL RETURNS**

                                Since Inception*
Class A                              -21.48%
Class C                              -21.95%
Class Y                              -21.56%
--------------------------------------------------------------------------------

                                  [LINE CHART]

    PREMIUM YIELD EQUITY FUND - CLASS A             RUSSELL 3000 VALUE INDEX
    -----------------------------------             ------------------------

           Date                                       Date
          12/3/07             9425                  12/3/07            10000
         12/31/07         9343.003                 12/31/07             9904
          1/31/08          9025.34                  1/31/08          9506.85
          2/29/08         8632.738                  2/29/08         9110.414
          3/31/08         8507.563                  3/31/08         9057.574
          4/30/08           8717.7                  4/30/08         9486.903
          5/31/08          8845.85                  5/31/08         9498.287
          6/30/08         8181.527                  6/30/08         8589.301
          7/31/08         7930.354                  7/31/08         8594.454
          8/31/08         8040.586                  8/31/08         8762.046
          9/30/08             7400                  9/30/08         8137.312

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on December 3, 2007. The initial public offering of Class Y shares commenced on August 12, 2008. The Class C and Class Y performance information is calculated using the historical performance of Class A.

** The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND

SUB-ADVISED BY SANDS CAPITAL MANAGEMENT, LLC

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The fund invests in 25 to 30 companies that are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries. Sands Capital generally seeks stocks with sustainable above average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength, and are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Sands Capital Select Growth Fund (Class Z) was -25.22% for the fiscal year ended September 30, 2008. The total return of the Russell 1000(R) Growth Index was -20.88% for the same period.

The Fund's underperformance versus the benchmark during the year was primarily attributable to the negative effects from security selection. Overweight positions in Las Vegas Sands, National Oilwell Varco, Google, EMC Corp. and Broadcom were the largest detractors from relative performance during the period. Contributors to relative performance for the year include overweight positions in Genzyme, Visa, Genentech, Varian Medical Systems, Amazon.com, and Intuitive Surgical.

An overweight position relative to the benchmark in the Health Care sector was the largest contributor to relative performance. No exposure to the Utilities and Materials sectors also positively impacted relative performance. The largest detractor from relative performance was an underweight position in Consumer Staples. Other significant relative detractors include an overweight position in Energy and security selection in the Information Technology sector.

We cannot foretell the ultimate macroeconomic and market impacts of the present credit crisis and all of the related dramatic events that have occurred in the worldwide financial system over the last few weeks. The situation clearly had its genesis in the housing bubble and the easy credit that fueled it, which has now engulfed the entire credit market. Its impact will obviously be felt most directly in the Financials sector, but it is also safe to say that most other sectors are likely to be negatively affected as the economy slows down from overall credit sclerosis. Many would describe the state of equity markets with the term, "uncertainty" - uncertainty about the nature and effect of a bailout package, uncertainty regarding the depth to which a tighter credit market affects the overall U.S. and global economies, and simply overall uncertainty about the future. Despite the "feeling" of uncertainty that may seem to pervade now, the reality is that uncertainty is always at the core of equity investing. Uncertainty is literally what defines any market where the value of what is being traded incorporates future cash flows.

As unnerving as recent events have been, there is only one question on which we, with our commitment to a bottom-up investment approach, are focused: has the present situation fundamentally changed our investment cases for the businesses owned in the Fund? On this point, we have far greater conviction than any macroeconomic prognosis. In analyzing each of the Fund's holdings relative to its sensitivity to the present macroeconomic malaise, assuming no quick fix for the credit markets in the coming quarters, we conclude that the large majority of these businesses are relatively shielded from continued turmoil in the credit markets specifically and from a macroeconomic slowdown generally. We believe most of the companies in the Fund are likely to weather tough times much better than their competitors, either because their products or services offer such a compelling return-on-investment for the customer that it becomes comparably more attractive as buying decisions become more price-sensitive (e.g., Intuitive Surgical, Salesforce.com, Amazon, EMC, and Google), or because the product or service is relatively non-discretionary and/or customers have few competitive alternatives (e.g., National Oilwell Varco, FMC Technologies, Schlumberger, Visa, Stryker, Genzyme, Varian Medical Systems, Iron Mountain, Chicago Mercantile Exchange, and IntercontinentalExchange).

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Though each of the Fund companies vary in terms of exposure to the potential impact of the present predicament in the credit market, we find a consistent theme resonates as loudly as ever across the businesses: disconnect. Specifically, there is a disconnect between the reality of the state of the businesses and their stock prices. In general, the recent stock prices of companies in the Fund appear to reflect capital outflows and de-leveraging in the equity markets overall rather than significant deterioration in the health of these businesses or even material changes to the future health of these businesses. When the smoke clears and the market reconnects the reality of the businesses to the stock prices, patient investors should benefit tremendously -- and this reconnect process often occurs very quickly. We believe that two businesses are particularly stark reflections of this present disconnect:
National Oilwell Varco and IntercontinentalExchange.

We believe there are a number of other companies in the Fund that exhibit this disconnect between their stock prices and their business fundamentals. While we fully appreciate how frustrating periods of disconnect are, we can say with confidence that they do not last, even if the market itself does not rebound due to macroeconomic reasons. Over time, stock price appreciation reflects earnings growth. This basic tenet remains as true as ever - even in times when logic takes a backseat to human emotion and the psychology of fear.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SANDS CAPITAL
   SELECT GROWTH FUND - CLASS Y*, SANDS CAPITAL SELECT GROWTH FUND - CLASS Z*
                       AND THE RUSSELL 1000 GROWTH INDEX

--------------------------------------------------------------------------------
                        SANDS CAPITAL SELECT GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 Year       5 Years   Since Inception*
Class Y                 -25.03%       3.10%          -4.52%
Class Z                 -25.22%       2.88%          -4.64%
--------------------------------------------------------------------------------

                                  [LINE CHART]

SANDS CAPITAL SELECT GROWTH FUND - CLASS Y
------------------------------------------

           Date
          8/11/00            10000
          9/30/00             9150
          9/30/01           5032.5
          9/30/02         4331.976
          9/30/03         5892.787
          9/30/04         6803.223
          9/30/05         7813.501
          9/30/06         7603.318
          9/30/07         9153.634
          9/30/08             6863

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z          RUSSELL 1000 GROWTH INDEX
------------------------------------------          -------------------------

           Date                                        Date
          8/11/00            10000                   8/11/00           10000
          9/30/00             9150                   9/30/00            9802
          9/30/01           5032.5                   9/30/01        5328.367
          9/30/02         4331.976                   9/30/02        4128.952
          9/30/03         5892.787                   9/30/03        5199.176
          9/30/04         6803.223                   9/30/04        5589.634
          9/30/05         7803.977                   9/30/05        6238.032
          9/30/06         7573.759                   9/30/06        6614.809
          9/30/07         9084.724                   9/30/07        7894.774
          9/30/08             6793                   9/30/08        6246.345

* The initial public offering of Class Y shares and Class Z shares commenced on August 27, 2004 and August 11, 2000, respectively. The Class Y performance information is calculated using the historical performance of Class Z.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE SHORT DURATION FIXED INCOME FUND

SUB-ADVISED BY CHARTWELL INVESTMENT PARTNERS

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Short Duration Fixed Income Fund seeks to provide above market income, liquidity, and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by maintaining an effective duration that is comparable to or less than that of three year U.S. Treasury Notes.

FUND PERFORMANCE AND POSITIONING

The total return of the Fund was 2.36% for the fiscal year ended September 30, 2008. The total return of the Lehman 1-3 Year U.S. Government Bond Index was 5.90% for the same period. Tremendous financial market volatility and the resulting adverse price performance of non-Treasury securities, including those backed by the agencies, caused the Fund to underperform its index. While the Index had a 63% allocation to Treasury securities, the Fund had none as of the fiscal year end.

The Fund's fiscal year was a particularly challenging one where unprecedented illiquidity culminated in the highest spreads (risk premiums) ever seen in modern-day credit markets. Fannie Mae and Freddie Mac, hard hit by the worst housing slump since the Great Depression, were placed in conservatorship by the Federal Housing Finance Agency on September 7, 2008. However, the Treasury stepped in, effectively guaranteeing all obligations of Fannie and Freddie. This is particularly important as almost two thirds of the Fund's assets are ultimately guaranteed by these two entities.

The increasing pressure on all financial assets has had a profound impact on shorter duration securities, including many of those purchased by the Fund. As institutional investors, in an effort to meet redemptions, are forced to liquidate security holdings, they often turn to those securities that are easiest to sell and have the smallest price declines. As a result, shorter duration securities, including those backed by the government sponsored enterprises (GSE's), have experienced significant selling pressure.

The third quarter of 2008 will likely go down in the history books as a significant transition point for the U.S. financial markets. This historic time culminated with the U.S. House of Representatives failing to pass the Troubled Asset Relief Plan (TARP) on September 29, 2008. While a comprehensive bill was eventually passed in early October, the confidence of the financial markets was badly shaken. In the following weeks, credit spreads, including the often quoted TED spread (a proxy for counterparty risk), hit unprecedented levels. The Federal Reserve, in a coordinated global effort, has responded with lower rates and a host of emergency liquidity measures. We are now beginning to see signs of more efficient flows of capital.

We enter the fourth quarter of 2008 with a cautious outlook. Both corporate bond and agency mortgage-backed security spreads are near their all time wides. The Fund currently maintains substantial positions in mortgage-backed securities along with a smaller, but still significant exposure to corporate securities. Given the recent price volatility in these sectors, we will seek to opportunistically reduce the Fund's spread duration (or sensitivity to changes in spread). In an effort to maintain as much upside potential as possible, we will attempt to do this by reducing the Fund's absolute duration which is currently positioned at the longer end of the allowable range. Over the longer term, we believe the Fund should perform well as the liquidity and stimulus programs begin to work their way through the financial system and risk and liquidity premiums begin to normalize in 2009.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHORT DURATION
         FIXED INCOME FUND - CLASS Z* AND THE LEHMAN BROTHERS 1-3 YEAR
                           U.S. GOVERNMENT BOND INDEX

--------------------------------------------------------------------------------
                        SHORT DURATION FIXED INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 Year        5 Years     10 Years
Class Z                 2.36%          2.94%        3.96%
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                                   LEHMAN BROTHERS 1-3 YEAR
SHORT DURATION FIXED INCOME FUND - CLASS Z        U.S. GOVERNMENT BOND INDEX
------------------------------------------        --------------------------

           Date                                       Date
          9/30/98            10000                  9/30/98           10000
          9/30/99            10289                  9/30/99           10319
          9/30/00          10908.4                  9/30/00         10920.6
          9/30/01         11926.15                  9/30/01        12085.83
          9/30/02         12485.49                  9/30/02        12792.85
          9/30/03         12753.93                  9/30/03        13151.05
          9/30/04          12988.6                  9/30/04         13303.6
          9/30/05         13266.55                  9/30/05        13448.61
          9/30/06         13693.74                  9/30/06        13962.34
          9/30/07         14404.44                  9/30/07        14760.99
          9/30/08         14744.39                  9/30/08        15631.89

* The initial public offering of Class Z shares commenced on March 1, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNERS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Small Cap Value Opportunities Fund seeks long-term capital appreciation by primarily investing in common stocks of companies with small market capitalizations that are believed to have the potential for growth and that appear to be trading below their perceived value. It invests in securities of companies operating in a broad range of industries.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Small Cap Value Opportunities Fund was -16.81% for the fiscal year ended September 30, 2008. The total return of the Russell 2000(R) Value Index was -12.25% for the same period.

The Industrials and Information Technology sectors were the largest relative detractors from performance during the year. In particular, KHD Humboldt Wedag International LTD, a world leader in the supply of proprietary technologies, equipment and engineering/design services for cement, coal and minerals processing, declined significantly during the year. In the Information Technology sector, Online Resources Corporation and Zoran Corporation were both detractors. Online Resources Corp. is a maker of web-based financial technology. Although the stock price spiked during the third quarter because of its acquisition of a bill payer service, it was not enough to make up for the drag on the overall Financials sector throughout the year. Zoran Corporation, a leading provider of digital solutions for applications in the digital entertainment and imaging markets, also contributed to the sector decline.

The Consumer Discretionary sector contributed the most to relative outperformance during the year, led by Multiline Retailers Fred's, Inc. and Zale Corporation. Zale Corp., a leading jewelry company, efficiently cut costs during the year which has resulted in a strong balance sheet.

For the one year period, small-cap stocks outperformed large-cap and mid-cap stocks. Stylistically, value outperformed growth among small-cap and mid-cap stocks. The magnitude of outperformance was the most extreme among small-cap stocks where value outperformed growth.

The Fund allows for the flexibility to over/underweight a particular sector by up to 5%. As a result of our bottom-up research process, the Fund has been underweight Financials for a significant period of time, which has been beneficial to performance. However, Financials rebounded in the third quarter and our underweight allocation and its lack of exposure to Regional and Savings Banks, which were the best performers, hurt relative returns.

In managing the Fund, our focus as always remains on owning undervalued securities with hidden/unrecognized intrinsic value. We currently favor shares of companies in the Medical Specialties, Industrial Machinery, and Property/Casualty industries. The Fund has an underweight in Financials and Information Technology sectors and holds overweight positions in the Health Care and Consumer Staples sectors.

Although the market faces many hurdles in the near term, from a fundamental standpoint the market seems to be slightly undervalued and earnings outside the Financials sector remain strong. From a valuation standpoint, the S&P 500 Index is trading at 12.6 times next year's earnings. In addition, both corporations and investors have historically high levels of cash on the sidelines patiently waiting to re-enter the market. Inflation concerns appear to be subsiding and the U.S. Government is actively working to shore up investor confidence. Historically, the stock market has confounded the levels of extremely bearish sentiment that prevail today and turned upward several months before the economy did. In fact, even in the midst of three of the last four recessions, the stock market actually produced positive returns. In our judgment, corporate profits may hit bottom early next year, and stocks could trough before year's end.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP
      VALUE OPPORTUNITIES FUND - CLASS Z* AND THE RUSSELL 2000 VALUE INDEX

--------------------------------------------------------------------------------
                       SMALL CAP VALUE OPPORTUNITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 Year       5 Years   Since Inception*
Class Z                 -16.81%       9.21%        10.93%
--------------------------------------------------------------------------------

                                  [LINE CHART]

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z        RUSSELL 2000 VALUE INDEX
--------------------------------------------        ------------------------

           Date                                       Date
           3/4/02            10000                   3/4/02           10000
          9/30/02             9270                  9/30/02            8147
          9/30/03         12726.78                  9/30/03        10726.34
          9/30/04         16463.37                  9/30/04        13478.72
          9/30/05         20467.26                  9/30/05        15871.19
          9/30/06         21457.87                  9/30/06        18094.75
          9/30/07         23768.89                  9/30/07        19196.72
          9/30/08            19775                  9/30/08        16845.12

* The initial public offering of Class Z shares commenced on March 4, 2002.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

SUB-ADVISED BY CHARTWELL INVESTMENT PARTNERS

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Ultra Short Duration Fixed Income Fund seeks to provide above market income, liquidity, and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by maintaining an effective duration that is comparable to or less than that of one year U.S. Treasury bills.

FUND PERFORMANCE AND POSITIONING

The total return of the Fund was 1.26% for the fiscal year ended September 30, 2008. The total return of the Merrill Lynch 3-Month U.S. Treasury Bill Index was 2.90% for the same period. The Fund's emphasis on non-Treasury securities drove underperformance versus the benchmark as the U.S. financial crisis came to a head and securities not carrying an "explicit" government guarantee found little demand.

The Fund's fiscal year was a particularly challenging one where unprecedented illiquidity culminated in the highest spreads (risk premiums) ever seen in modern-day credit markets. Fannie Mae and Freddie Mac, hard hit by the worst housing slump since the Great Depression, were placed in conservatorship by the Federal Housing Finance Agency on September 7, 2008. However, the Treasury stepped in, effectively guaranteeing all obligations of Fannie and Freddie. This is particularly important as over two thirds of the Fund's assets are ultimately guaranteed by these two entities.

The increasing pressure on all financial assets has had a profound impact on shorter duration securities, including many of those purchased by the Fund. As institutional investors, in an effort to meet redemptions, are forced to liquidate security holdings, they often turn to those securities that are easiest to sell and have the smallest price declines. As a result, shorter duration securities, including those backed by the government sponsored enterprises (GSE's), have experienced significant selling pressure.

The third quarter of 2008 will likely go down in the history books as a significant transition point for the U.S. financial markets. This historic time culminated with the U.S. House of Representatives failing to pass the Troubled Asset Relief Plan (TARP) on September 29, 2008.

While a comprehensive bill was eventually passed in early October, the confidence of the financial markets was badly shaken. In the following weeks, credit spreads, including the often quoted TED spread (a proxy for counterparty risk), hit unprecedented levels. The Federal Reserve, in a coordinated global effort, has responded with lower rates and a host of emergency liquidity measures. We are now beginning to see signs of more efficient flows of capital.

We enter the fourth quarter of 2008 with a guarded stance. Both corporate bond and agency mortgage-backed security spreads are near their all time wides. The Fund currently maintains substantial positions in mortgage-backed securities along with a smaller, but still significant exposure to corporate securities. Given the recent price volatility in these sectors, we will seek to opportunistically reduce the Fund's spread duration (or sensitivity to changes in spread). In an effort to maintain as much upside potential as possible, we will attempt to do this by reducing the Fund's absolute duration which is currently positioned at the longer end of the allowable range. Over the longer term, we believe the Fund should perform well as the liquidity and stimulus programs begin to work their way through the financial system and risk and liquidity premiums begin to normalize in 2009.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ULTRA SHORT
      DURATION FIXED INCOME FUND - CLASS Z* AND THE MERRILL LYNCH 3-MONTH
                            U.S. TREASURY BILL INDEX

--------------------------------------------------------------------------------
                     ULTRA SHORT DURATION FIXED INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 Year        5 Years     10 Years
Class Z                 1.26%          3.06%        3.83%
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                                    MERRILL LYNCH 3-MONTH
ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z    U.S. TREASURY BILL INDEX
------------------------------------------------    ------------------------

           Date                                       Date
          9/30/98            10000                  9/30/98           10000
          9/30/99            10534                  9/30/99         10472.6
          9/30/00         11203.96                  9/30/00        11078.23
          9/30/01         11996.08                  9/30/01        11681.33
          9/30/02         12349.97                  9/30/02        11914.02
          9/30/03         12522.87                  9/30/03        12071.17
          9/30/04         12726.99                  9/30/04        12204.43
          9/30/05         13069.35                  9/30/05        12524.07
          9/30/06         13627.41                  9/30/06        13087.65
          9/30/07         14374.19                  9/30/07        13770.43
          9/30/08          14555.3                  9/30/08        14169.09

* The initial public offering of Class Z shares commenced on March 1, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE VALUE OPPORTUNITIES FUND

SUB-ADVISED BY CLOVER CAPITAL MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Value Opportunities Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with large, medium and small market capitalizations. The Fund focuses on companies that trade at attractive values relative to cash flow, book value, financial strength, and historical valuations. Using a combination of valuation screens, technical analysis, and fundamental research, the Fund seeks companies that possess attractive long-term return potential due to their lower-than-average valuations and improving business fundamentals.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Value Opportunities Fund was -16.92% for the fiscal year ended September 30, 2008. The total return of the Russell 3000(R) Value Index was -22.70% for the same period.

Stock selection in the Consumer Discretionary and Energy sectors helped contribute to the Fund's positive relative outperformance. Zale Corporation contributed to both absolute and relative returns as the company emerged from its restructuring and repurchased 35% of its stock. Chesapeake Energy, Cabot Oil & Gas and Noble Energy benefited from a combination of growing production and reserve replacement profiles, coupled with favorable industry supply/demand characteristics.

Detracting from Fund performance were the Industrials and Materials sectors. While the Fund benefited from late 2006 through mid 2008 from its various holdings that were related to the secular need to build out power generation capacity, the sudden and steep drop in commodity prices in late 2008 negatively impacted these holdings. General Electric, Shaw Group, Stillwater Mining, and Alcoa posted steep price declines.

The most significant economic development that impacted the Fund was sudden and swift decline in commodity prices that began in July. Beyond the Industrials and Materials sectors, which were the most directly affected, the Utilities sector was also negatively impacted. Growing concerns about the implications of the upcoming presidential election seemed to weigh on the Health Care sector as well.

The Touchstone Value Opportunities Fund is taking advantage of the current market turmoil and buying stocks with favorable fundamentals and at historically attractive valuations. At the heart of the current market decline and economic anxiety is a financial system that is being reshaped before our eyes. Rather than close our eyes and hope for the best, our eyes are wide open as we are actively and diligently investing in companies that are positioned to deliver superior returns to shareholders as the environment improves. We also anticipate becoming more aggressive in certain industries within the Consumer Discretionary sector, due to historically low valuations.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE
         OPPORTUNITIES FUND - CLASS Z* AND THE RUSSELL 3000 VALUE INDEX

--------------------------------------------------------------------------------
                            VALUE OPPORTUNITIES FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                        1 Year        5 Years     10 Years
Class A                 -21.78%        8.10%        7.80%
Class C                 -17.62%        8.65%        7.67%
Class Z                 -16.92%        9.46%        8.48%
--------------------------------------------------------------------------------

                                  [LINE CHART]

   VALUE OPPORTUNITIES FUND - CLASS Z              RUSSELL 3000 VALUE INDEX
   ----------------------------------              ------------------------

           Date                                       Date
          9/30/98            10000                  9/30/98           10000
          9/30/99            10613                  9/30/99           11764
          9/30/00          12063.8                  9/30/00        12863.93
          9/30/01         12606.67                  9/30/01        11837.39
          9/30/02         11803.62                  9/30/02         9956.43
          9/30/03         14354.39                  9/30/03        12434.59
          9/30/04         17332.92                  9/30/04        15032.17
          9/30/05         21636.69                  9/30/05        17554.57
          9/30/06         23443.35                  9/30/06        20108.76
          9/30/07         27154.43                  9/30/07        22869.69
          9/30/08            22558                  9/30/08        17678.27

* The chart above represents performance for Class Z shares only, which will vary from the performance of Class A shares and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Z shares commenced on December 6, 1991 and the initial public offering of Class A shares and Class C shares commenced on November 20, 2006. The Class A and Class C performance information is calculated using the historical performance of Class Z.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2008
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
CLOVER CORE FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
U.S. Treasury 12.8
U.S. Agency 56.6
AAA/Aaa                                                                     6.9
AA/Aa                                                                       6.5
A/A                                                                         1.1
BBB/Baa                                                                    14.8
BB/Ba                                                                       0.8
B/B                                                                         0.5
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financials                                                                 31.4
Information Technology                                                     13.7
Industrials                                                                11.4
Consumer Discretionary                                                     10.9
Utilities                                                                   7.3
Consumer Staples                                                            7.0
Health Care                                                                 6.2
Materials                                                                   4.9
Energy                                                                      4.2
Miscellaneous                                                               1.4
Investment Funds                                                           19.8
Other Assets/Liabilities (Net)                                            (18.2)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTHCARE AND BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Health Care                                                                97.5
Investment Funds                                                           21.5
Other Assets/Liabilities (Net)                                            (19.0)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Information Technology                                                     19.0
Health Care                                                                16.7
Financials                                                                 13.8
Telecommunication Services                                                  7.7
Energy                                                                      7.4
Consumer Staples                                                            7.2
Consumer Discretionary                                                      6.7
Materials                                                                   6.4
Industrials                                                                 5.5
Utilities                                                                   3.8
Investment Fund                                                            78.8
Other Assets/Liabilities (Net)                                            (73.0)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Industrials                                                                22.1
Information Technology                                                     17.6
Financials                                                                 12.3
Health Care                                                                10.6
Consumer Discretionary                                                     10.6
Consumer Staples                                                            6.5
Energy                                                                      5.8
Utilities                                                                   5.4
Materials                                                                   1.8
Miscellaneous                                                               1.4
Telecommunication Services                                                  1.2
Investment Funds                                                           28.8
Other Assets/Liabilities (Net)                                            (24.1)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREMIUM YIELD EQUITY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financials                                                                 16.8
Consumer Staples                                                           14.7
Energy                                                                     14.7
Health Care                                                                10.7
Telecommunication Services                                                 10.4
Information Technology                                                      7.3
Utilities                                                                   6.7
Industrials                                                                 6.6
Materials                                                                   3.4
Investment Fund                                                             4.6
Other Assets/Liabilities (Net)                                              4.1
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Information Technology                                                     26.6
Health Care                                                                24.6
Energy                                                                     14.8
Consumer Discretionary                                                     14.0
Financials                                                                 10.5
Industrials                                                                 3.2
Telecommunication Services                                                  3.1
Investment Funds                                                           21.2
Other Assets/Liabilities (Net)                                            (18.0)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                     (% OF INVESTMENT SECURITIES)
U.S. Agency                                                                81.7
AAA                                                                        11.0
AA                                                                          5.8
A                                                                           1.5
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financials                                                                 33.5
Industrials                                                                14.1
Information Technology                                                     11.6
Consumer Discretionary                                                     11.3
Health Care                                                                 6.9
Materials                                                                   6.3
Consumer Staples                                                            5.7
Utilities                                                                   4.3
Energy                                                                      3.5
Telecommunication Services                                                  1.7
Investment Fund                                                            17.7
Other Assets/Liabilities (Net)                                            (16.6)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                     (% OF INVESTMENT SECURITIES)
U.S. Agency                                                                82.3
AAA                                                                         9.8
AA                                                                          5.7
A                                                                           2.2
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financials                                                                 27.5
Energy                                                                     13.0
Health Care                                                                11.7
Consumer Staples                                                           11.6
Consumer Discretionary                                                      9.7
Utilities                                                                   6.6
Industrials                                                                 6.0
Information Technology                                                      5.2
Telecommunication Services                                                  3.8
Materials                                                                   3.3
Investment Funds                                                           22.4
Other Assets/Liabilities (Net)                                            (20.8)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
September 30, 2008
--------------------------------------------------------------------------------

                                                                                      DIVERSIFIED
                                                                     CLOVER CORE       SMALL CAP    HEALTHCARE AND   INTERNATIONAL
                                                                     FIXED INCOME        VALUE      BIOTECHNOLOGY       GROWTH
                                                                         FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                          $  16,817,998   $ 156,838,663   $  73,065,926   $  45,021,741
==================================================================================================================================
   Affiliated securities, at market value                           $     292,543   $   3,533,567   $   1,237,068   $  20,207,886
   Non-affiliated securities, at market value                          14,975,142     143,007,571      78,379,358      24,152,757
----------------------------------------------------------------------------------------------------------------------------------
   At market value - including $ 21,122,404 and $ 13,304,645
     of securities loaned for the Diversified Small Cap Value Fund
     and Healthcare and Biotechnology Fund, respectively.           $  15,267,685   $ 146,541,138   $  79,616,426   $  44,360,643
Foreign currency (cost $6,444)                                                 --              --           5,931              --
Dividends and interest receivable                                         157,384         157,249          44,348          12,882
Receivable for capital shares sold                                          3,941          61,980         187,414          52,295
Receivable for securities sold                                                 --         643,250       3,001,539          68,425
Receivable for securities lending income                                       --          11,139           3,102              --
Receivable from Advisor                                                     8,712              --              --          54,390
Tax reclaim receivable                                                         --              --           2,000              --
Other assets                                                                1,595           7,379          14,318           7,013
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                           15,439,317     147,422,135      82,875,078      44,555,648
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts                                                                --         502,857              --          15,000
Dividends payable                                                           2,854          26,550              --             972
Payable upon return of securities loaned                                       --      20,978,164      13,160,939              --
Payable for capital shares redeemed                                        18,606         399,168         146,846           6,310
Payable for securities purchased                                               --       1,156,283       2,559,781      18,821,982
Payable to Advisor                                                             --          77,628          56,368              --
Payable to other affiliates                                                 3,605          38,270          23,883           8,387
Payable to Trustees                                                         6,073           4,721           3,794           9,000
Other accrued expenses and liabilities                                     31,615         269,836          35,952          57,192
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          62,753      23,453,477      15,987,563      18,918,843
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                          $  15,376,564   $ 123,968,658   $  66,887,515   $  25,636,805
==================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                     $  17,013,541   $ 129,191,166   $  64,506,228   $  26,633,255
Accumulated (distributions in excess of) net investment income               (267)        158,648              --               1
Accumulated net realized gains (losses) on investments
   and foreign currency transactions                                      (86,397)      4,916,369      (4,169,213)       (335,353)
Net unrealized appreciation (depreciation) on investments              (1,550,313)    (10,297,525)      6,551,234        (661,098)
Net unrealized depreciation on foreign currency and
   translation of other assets and liabilities denominated in
   foreign currency                                                            --              --            (734)             --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $  15,376,564   $ 123,968,658   $  66,887,515   $  25,636,805
==================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                           $          --   $     624,653   $  60,959,219   $  25,631,755
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                         --          49,414       4,036,755       2,995,076
==================================================================================================================================
Net asset value and redemption price per share                      $          --   $       12.64   $       15.10   $        8.56
==================================================================================================================================
Maximum offering price per share                                    $          --   $       13.41   $       16.02   $        9.08
==================================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                   DIVERSIFIED
                                                                   CLOVER CORE      SMALL CAP     HEALTHCARE AND   INTERNATIONAL
                                                                   FIXED INCOME        VALUE      BIOTECHNOLOGY       GROWTH
                                                                       FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                         $          --   $     618,571   $   5,928,296   $       2,525
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                       --          49,548         397,815             294
==================================================================================================================================
Net asset value, offering price and redemption price per share*   $          --   $       12.48   $       14.90   $        8.57
==================================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                         $          --   $          --   $          --   $       2,525
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                       --              --              --             296
==================================================================================================================================
Net asset value, offering price and redemption price per share    $          --   $          --   $          --   $        8.54
==================================================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares                         $          --   $ 122,725,434   $          --   $          --
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                       --       9,722,503              --              --
==================================================================================================================================
Net asset value, offering price and redemption price per share    $          --   $       12.62   $          --   $          --
==================================================================================================================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares                         $  15,376,564   $          --   $          --   $          --
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                1,727,199              --              --              --
==================================================================================================================================
Net asset value, offering price and redemption price per share    $        8.90   $          --   $          --   $          --
==================================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                                      SANDS CAPITAL   SHORT DURATION
                                                                                       PREMIUM           SELECT           FIXED
                                                                      MID CAP        YIELD EQUITY        GROWTH           INCOME
                                                                        FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                         $ 555,031,789    $  22,985,867    $ 618,596,396    $  47,459,938
====================================================================================================================================
   Affiliated securities, at market value                          $  17,311,821    $     925,785    $  20,526,773    $     511,399
   Non-affiliated securities, at market value                        511,047,697       18,240,421      563,705,615       46,476,137
------------------------------------------------------------------------------------------------------------------------------------
   At market value - including $ 106,517,607 and $ 89,069,993 of securities loaned for the Mid Cap Fund and Sands Capital
     Select Growth Fund, respectively.                             $ 528,359,518    $  19,166,206    $ 584,232,388    $  46,987,536
Cash                                                                          --               --               --          491,916
Dividends and interest receivable                                        459,583           73,021          332,521          206,239
Receivable for capital shares sold                                       636,433               --          521,639               --
Receivable for securities sold                                        11,525,145          771,563        3,424,479               --
Receivable for securities lending income                                  42,755               --           60,437               --
Other assets                                                              14,468           19,506           17,715            5,147
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         541,037,902       20,030,296      588,589,179       47,690,838
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                            63,110               --               --               --
Dividends payable                                                             --              212               --            2,249
Payable upon return of securities loaned                             105,177,730               --       84,147,388               --
Payable for capital shares redeemed                                      696,983               92          840,009          105,092
Payable for securities purchased                                       8,922,416               --        7,824,315          491,916
Payable to Advisor                                                       211,648              964          343,265            9,828
Payable to other affiliates                                                7,497            4,979          139,264           17,791
Payable to Trustees                                                        4,298            4,718            4,491            4,093
Other accrued expenses and liabilities                                   141,740           39,118          415,486           71,119
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    115,225,422           50,083       93,714,218          702,088
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                         $ 425,812,480    $  19,980,213    $ 494,874,961    $  46,988,750
====================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 533,734,648    $  26,186,748    $ 564,613,306    $  53,014,577
Accumulated net investment income                                        109,780            6,082               --               --
Accumulated net realized losses on investments                       (81,359,677)      (2,392,956)     (35,374,337)      (5,553,425)
Net unrealized depreciation on investments                           (26,672,271)      (3,819,661)     (34,364,008)        (472,402)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $ 425,812,480    $  19,980,213    $ 494,874,961    $  46,988,750
====================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                          $     158,495    $  19,411,195    $          --    $          --
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                    12,122        2,568,518               --               --
====================================================================================================================================
Net asset value and redemption price per share                     $       13.07    $        7.56    $          --    $          --
====================================================================================================================================
Maximum offering price per share                                   $       13.87    $        8.02    $          --    $          --
====================================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                                   SANDS CAPITAL  SHORT DURATION
                                                                                     PREMIUM          SELECT          FIXED
                                                                      MID CAP      YIELD EQUITY       GROWTH          INCOME
                                                                       FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                         $      30,047   $     566,726   $          --   $          --
=================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                    2,290          74,971              --              --
=================================================================================================================================
Net asset value, offering price and redemption price per share*   $       13.12   $        7.56   $          --   $          --
=================================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                         $ 422,356,459   $       2,292   $ 130,919,630   $          --
=================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                               32,147,736             303      19,072,886              --
=================================================================================================================================
Net asset value, offering price and redemption price per share    $       13.14   $        7.55   $        6.86   $          --
=================================================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares                         $   3,267,479   $          --   $ 363,955,331   $  46,988,750
=================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                  250,334              --      53,566,758       4,899,607
=================================================================================================================================
Net asset value, offering price and redemption price per share    $       13.05   $          --   $        6.79   $        9.59
=================================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                     SMALL CAP         ULTRA
                                                                       VALUE       SHORT DURATION        VALUE
                                                                   OPPORTUNITIES    FIXED INCOME     OPPORTUNITIES
                                                                       FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                        $ 153,344,435    $ 147,479,404    $ 234,467,807
=====================================================================================================================
   Affiliated securities, at market value                         $          --    $   7,436,454    $   4,653,025
   Non-affiliated securities, at market value                       153,871,867      138,259,649      213,841,208
---------------------------------------------------------------------------------------------------------------------
   At market value - including $ 23,050,058 and $ 37,564,761
     of securities loaned for the Small Cap Value Opportunities
     Fund and Value Opportunities Fund, respectively.             $ 153,871,867    $ 145,696,103    $ 218,494,233
Cash                                                                         --        1,210,266               --
Dividends and interest receivable                                       189,801          861,969          327,216
Receivable for capital shares sold                                      168,970          195,022          501,945
Receivable for securities sold                                        3,977,770               --        4,756,967
Receivable for securities lending income                                 31,783               --           37,182
Other assets                                                              8,743            8,902           27,609
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                        158,248,934      147,972,262      224,145,152
---------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts                                                         991,152               --          551,446
Dividends payable                                                            --           14,750           60,436
Payable upon return of securities loaned                             23,350,696               --       35,830,066
Payable for capital shares redeemed                                     537,680          772,669          745,272
Payable for securities purchased                                      1,029,241        3,137,304        5,823,333
Payable to Advisor                                                      109,117           17,124          101,055
Payable to other affiliates                                              54,878           52,102           46,874
Payable to Trustees                                                       3,710            4,490            3,697
Other accrued expenses and liabilities                                   59,946          136,565          126,873
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    26,136,420        4,135,004       43,289,052
---------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                        $ 132,112,514    $ 143,837,258    $ 180,856,100
=====================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                   $ 153,340,652    $ 156,077,107    $ 198,387,523
Accumulated (distributions in excess of) net investment income           19,450               --          (50,745)
Accumulated net realized losses on investments                      (21,775,020)     (10,456,548)      (1,507,104)
Net unrealized appreciation (depreciation) on investments               527,432       (1,783,301)     (15,973,574)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $ 132,112,514    $ 143,837,258    $ 180,856,100
=====================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                         $          --    $          --    $   8,231,417
=====================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                       --               --          611,421
=====================================================================================================================
Net asset value and redemption price per share                    $          --    $          --    $       13.46
=====================================================================================================================
Maximum offering price per share                                  $          --    $          --    $       14.28
=====================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                     SMALL CAP        ULTRA
                                                                       VALUE      SHORT DURATION       VALUE
                                                                  OPPORTUNITIES    FIXED INCOME   OPPORTUNITIES
                                                                       FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                         $          --   $          --   $   3,864,670
==================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                       --              --         287,958
==================================================================================================================
Net asset value, offering price and redemption price per share*   $          --   $          --   $       13.42
==================================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares                         $ 132,112,514   $ 143,837,258   $ 168,760,013
==================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                8,550,474      14,763,312      12,550,287
==================================================================================================================
Net asset value, offering price and redemption price per share    $       15.45   $        9.74   $       13.45
==================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended September 30, 2008
--------------------------------------------------------------------------------

                                                                                                        INTERNATIONAL GROWTH FUND
                                                                                                      ------------------------------
                                                                         DIVERSIFIED                      PERIOD          YEAR
                                                       CLOVER CORE        SMALL CAP   HEALTHCARE AND      ENDED           ENDED
                                                       FIXED INCOME         VALUE     BIOTECHNOLOGY    SEPTEMBER 30,   DECEMBER 31,
                                                           FUND             FUND           FUND          2008 (B)          2007
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                  $       2,926   $      64,357   $      75,823   $       2,251   $          --
Dividends from non-affiliated securities (A)                  1,793       2,624,700         458,515          99,239          62,622
Interest                                                  1,005,987             183              36              --           2,614
Income from securities loaned                                 4,193         166,495          25,711              --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                   1,014,899       2,855,735         560,085         101,490          65,236
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                     83,811       1,170,221         676,816          37,748          23,086
Administration fees                                          37,249         275,348         135,364              61              --
Shareholder servicing fees                                       --         290,487              --              --              --
Transfer Agent fees, Class A                                     --           6,439          91,603           3,439           1,974
Transfer Agent fees, Class C                                     --             462           6,236              --              --
Transfer Agent fees, Class Z                                     --         124,571              --              --              --
Transfer Agent fees, Class I                                  9,436              --              --              --              --
Distribution expenses, Class A                                   --             771         158,121           9,444           5,772
Distribution expenses, Class C                                   --           3,492          44,399              --              --
Professional fees                                            27,463          27,590          23,737          41,250          16,747
Reports to shareholders                                      10,116          38,118          32,626          32,381          31,800
Registration fees, Class A                                       --           7,582           2,580          13,136          17,970
Registration fees, Class C                                       --           7,507           7,428              --              --
Registration fees, Class Z                                       --          30,853              --              --              --
Registration fees, Class I                                   15,289              --              --              --              --
Accounting and pricing fees                                      --              --              --          65,625          74,365
Custodian fees                                                8,450          20,914          13,471          11,196           8,283
Trustees' fees and expenses                                   8,788           2,192           6,521          27,000          18,000
Postage and supplies                                          4,690              --           6,595           1,587             120
Compliance fees and expenses                                  1,523           2,113           1,806              90           1,491
Other expenses                                                6,547           4,032           2,486           3,782           5,502
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                              213,362       2,012,692       1,209,789         246,739         205,110
Fees waived by the Administrator                            (37,249)        (21,337)       (127,367)            (61)             --
Fees waived and/or expenses reimbursed by the Advisor       (17,994)             --              --        (189,821)       (170,469)
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                158,119       1,991,355       1,082,422          56,857          34,641
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                856,780         864,380        (522,337)         44,633          30,595
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions      292,998       6,992,973      (3,152,100)       (320,230)        217,507
Net realized gains from foreign currency transactions            --              --           3,538              --              --
Net change in unrealized appreciation/
   depreciation on investments                           (1,269,633)    (21,709,390)     (3,345,627)     (1,265,129)        197,015
Net change in unrealized appreciation/
   depreciation on foreign currency transactions                 --              --            (941)             --              --
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS          (976,635)    (14,716,417)     (6,495,130)     (1,585,359)        414,522
------------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS            $    (119,855)  $ (13,852,037)  $  (7,017,467)  $  (1,540,726)  $     445,117
====================================================================================================================================

(A) Net of foreign tax withholding of:                $          --   $          --   $       9,673   $         143   $       4,407

(B) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                                                            SANDS CAPITAL   SHORT DURATION
                                                                              PREMIUM          SELECT            FIXED
                                                             MID CAP        YIELD EQUITY       GROWTH           INCOME
                                                              FUND            FUND (B)          FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                     $     305,977    $      18,517    $     216,484    $      42,087
Dividends from non-affiliated securities (A)                 3,962,249        1,045,982        2,532,016              234
Interest                                                           721              346               45        2,773,696
Income from securities loaned                                  411,483               --          499,379            7,616
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                      4,680,430        1,064,845        3,247,924        2,823,633
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                     3,785,848          126,397        5,322,750          132,307
Administration fees                                            946,442           36,045        1,152,887          105,846
Shareholder servicing fees                                      16,530               --          903,298          132,307
Transfer Agent fees, Class A                                        --              757               --               --
Transfer Agent fees, Class C                                        --              497               --               --
Transfer Agent fees, Class Y                                        --               15           30,108               --
Transfer Agent fees, Class Z                                    15,761               --          185,464           40,734
Professional fees                                               61,937           22,428           65,938           29,769
Registration fees, Class A                                       4,175           12,835           34,511               --
Registration fees, Class C                                      11,332           11,418            3,877               --
Registration fees, Class Y                                       6,276            1,494               --               --
Registration fees, Class Z                                         399               --               --           16,262
Reports to shareholders                                         14,615            2,483           70,401           13,390
Custodian fees                                                  30,547            5,031           39,574            9,635
Distribution expenses, Class A                                     372           44,313               --               --
Distribution expenses, Class C                                     386            3,809               --               --
Trustees' fees and expenses                                      6,055            9,041            1,966            4,772
Compliance fees and expenses                                     3,635              988            4,035            1,703
Postage and supplies                                            15,798           11,790               --               --
Other expenses                                                  16,563            2,487           24,160            8,886
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                               4,936,671          291,828        7,838,969          495,611
Fees waived by the Administrator                              (661,074)         (36,045)        (153,618)        (104,399)
Other operating expenses reimbursed by the Advisor                  --          (36,254)              --               --
-----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                 4,275,597          219,529        7,685,351          391,212
-----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                   404,833          845,316       (4,437,427)       2,432,421
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions     (79,816,887)      (2,420,818)       9,044,188       (1,271,833)
Net change in unrealized appreciation/
   depreciation on investments                             (59,420,702)      (3,819,661)    (165,311,237)         177,951
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS         (139,237,589)      (6,240,479)    (156,267,049)      (1,093,882)
-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    $(138,832,756)   $  (5,395,163)   $(160,704,476)   $   1,338,539
=============================================================================================================================

(A) Net of foreign tax withholding of:                   $      20,393    $       8,541    $          --    $          --

(B)Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                           SMALL CAP         ULTRA
                                                             VALUE      SHORT DURATION         VALUE
                                                        OPPORTUNITIES    FIXED INCOME     OPPORTUNITIES
                                                             FUND            FUND              FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                    $     127,233    $     112,153    $     120,154
Dividends from non-affiliated securities (A)                2,011,295               --        3,026,257
Interest                                                        1,893        8,635,197            1,295
Income from securities loaned                                 220,694           14,992          130,263
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     2,361,115        8,762,342        3,277,969
----------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                    1,525,525          404,936        1,011,976
Administration fees                                           321,165          323,951          273,508
Shareholder servicing fees                                    376,858          349,866           99,589
Transfer Agent fees, Class A                                      425               --            6,512
Transfer Agent fees, Class C                                      148               --            2,232
Transfer Agent fees, Class Z                                  227,735          112,966           46,461
Postage and supplies                                          134,839           10,427            9,343
Registration fees, Class A                                        745               --            8,888
Registration fees, Class C                                        594               --            5,896
Registration fees, Class Z                                     57,747           20,443           26,461
Reports to shareholders                                        50,012           22,536           41,105
Professional fees                                              35,915           35,436           27,457
Custodian fees                                                 36,705           18,419           11,436
Distribution expenses, Class A                                    994               --            8,989
Distribution expenses, Class C                                  1,006               --           15,011
Trustees' fees and expenses                                     5,587            4,640            4,645
Compliance fees and expenses                                    2,219            2,224            1,851
Other expenses                                                  9,266           17,109            4,391
----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                              2,787,485        1,322,953        1,605,751
Fees waived by the Administrator                             (321,165)        (205,930)         (26,614)
Fees waived and/or expenses reimbursed by the Advisor         (61,602)              --               --
----------------------------------------------------------------------------------------------------------
NET EXPENSES                                                2,404,718        1,117,023        1,579,137
----------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                  (43,603)       7,645,319        1,698,832
----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from security transactions            (20,405,279)      (3,298,587)      (1,035,681)
Net change in unrealized appreciation/
   depreciation on investments                             (9,432,031)      (2,400,870)     (31,094,111)
----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS         (29,837,310)      (5,699,457)     (32,129,792)
----------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $ (29,880,913)   $   1,945,862    $ (30,430,960)
==========================================================================================================

(A) Net of foreign tax withholding of:                  $         276    $          --    $       1,981

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               CLOVER CORE                     DIVERSIFIED
                                                                               FIXED INCOME                     SMALL CAP
                                                                                   FUND                         VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR            YEAR            YEAR          YEAR
                                                                           ENDED           ENDED           ENDED         ENDED
                                                                       SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                           2008            2007            2008          2007 (A)
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                          $     856,780   $     958,313   $     864,380   $    (173,328)
Net realized gains (losses) from security transactions                      292,998        (133,799)      6,992,973      42,191,085
Net change in unrealized appreciation/depreciation on investments        (1,269,633)        (29,799)    (21,709,390)    (17,509,698)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      (119,855)        794,715     (13,852,037)     24,508,059
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                              --              --          (3,956)             --
From net investment income, Class C                                              --              --          (2,925)             --
From net investment income, Class Z                                              --              --        (857,493)             --
From net investment income, Class I                                        (864,148)       (961,663)             --              --
From net realized gains, Class A                                                 --              --         (63,928)         (3,401)
From net realized gains, Class C                                                 --              --         (23,056)         (4,650)
From net realized gains, Class Z                                                 --              --     (41,283,195)    (74,856,107)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                  (864,148)       (961,663)    (42,234,553)    (74,864,158)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                        --              --         549,659         266,468
Reinvested distributions                                                         --              --          67,890           3,401
Payments for shares redeemed                                                     --              --         (88,324)        (61,472)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS                       --              --         529,225         208,397
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                        --              --         631,196          80,986
Reinvested distributions                                                         --              --          22,064           4,650
Payments for shares redeemed                                                     --              --         (69,868)             --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS                       --              --         583,392          85,636
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                                        --              --      19,684,903      17,327,622
Reinvested distributions                                                         --              --      41,080,333      71,871,313
Payments for shares redeemed                                                     --              --     (60,102,669)   (120,135,425)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z SHARE TRANSACTIONS            --              --         662,567     (30,936,490)
------------------------------------------------------------------------------------------------------------------------------------

CLASS I
Proceeds from shares sold                                                 3,365,524       2,861,301              --              --
Reinvested distributions                                                    827,891         921,355              --              --
Payments for shares redeemed                                             (7,318,171)     (5,819,674)             --              --
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS I SHARE TRANSACTIONS               (3,124,756)     (2,037,018)             --              --
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DECREASE IN NET ASSETS                                             (4,108,759)     (2,203,966)    (54,311,406)    (80,998,556)

NET ASSETS
Beginning of year                                                        19,485,323      21,689,289     178,280,064     259,278,620
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                           $  15,376,564   $  19,485,323   $ 123,968,658   $ 178,280,064
------------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME        $        (267)  $        (267)  $     158,648   $     278,687
====================================================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                               HEALTHCARE AND
                                                             BIOTECHNOLOGY FUND                INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR           PERIOD          YEAR            YEAR
                                                           ENDED           ENDED          ENDED           ENDED           ENDED
                                                      SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,    DECEMBER 31,
                                                           2008           2007 (A)      2008 (B)(C)       2007            2006
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                          $    (522,337)  $    (314,116)  $      44,633   $      30,595   $         749
Net realized gains (losses) from security transactions   (3,152,100)      5,819,353        (320,230)        217,507          74,677
Net realized gains (losses) from
   foreign currency transactions                              3,538          (3,803)             --              --              --
Net change in unrealized appreciation/
   depreciation on investments                           (3,345,627)      3,150,465      (1,265,129)        197,015         212,024
Net change in unrealized appreciation/depreciation
   from foreign currency transactions                          (941)            207              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS                            (7,017,467)      8,652,106      (1,540,726)        445,117         287,450
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                              --              --         (44,621)        (30,744)           (751)
From net investment income, Class Y                              --              --             (11)             --              --
From net realized gains, Class A                         (5,166,603)             --         (96,726)             --         (61,868)
From net realized gains, Class C                           (220,880)     (1,868,667)            (10)       (143,085)             --
From net realized gains, Class Y                                 --             (37)            (10)             --              --
From return of capital, Class A                          (1,016,771)             --              --              --              --
From return of capital, Calss C                             (43,469)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS                         (6,447,723)     (1,868,704)       (141,378)       (173,829)        (62,619)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                48,340,108       9,785,368      25,035,840       2,060,415       1,095,954
Reinvested distributions                                  5,512,885       1,828,887         140,376         171,620          61,344
Payments for shares redeemed*                           (33,569,549)    (20,162,439)     (1,691,354)       (545,390)       (310,977)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS                            20,283,444      (8,548,184)     23,484,862       1,686,645         846,321
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                 6,624,608       1,353,028           2,500              --              --
Reinvested distributions                                    117,545              37              10              --              --
Payments for shares redeemed                             (1,363,976)        (17,481)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS                             5,378,177       1,335,584           2,510              --              --
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                        --       1,353,028           2,500              --              --
Reinvested distributions                                         --              37              20              --              --
Payments for shares redeemed                                     --         (17,481)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS Y SHARE TRANSACTIONS                                    --       1,335,584           2,520              --              --
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  12,196,431        (429,198)     21,807,788       1,957,933       1,071,152

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                    HEALTHCARE AND
                                                  BIOTECHNOLOGY FUND                   INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
                                                 YEAR           YEAR             PERIOD          YEAR            YEAR
                                                 ENDED          ENDED            ENDED           ENDED           ENDED
                                            SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                 2008         2007 (A)        2008 (B)(C)        2007            2006
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                           54,691,084      55,120,282        3,829,017       1,871,084         799,932
--------------------------------------------------------------------------------------------------------------------------
End of period                              $  66,887,515   $  54,691,084    $  25,636,805   $   3,829,017   $   1,871,084
==========================================================================================================================

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                   $          --   $      (3,803)   $           1   $          --   $          --
==========================================================================================================================

(A) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

(C) Classes C and Y represent the period from commencement of operations (September 29, 2008) through September 30, 2008.

* The cost of shares redeemed for the International Growth Fund is net of the 2% redemption fee on Fund shares which have been held 60 days or less. For the nine months ended September 30, 2008, these fees were $6,466. For the years ended December 31, 2007 and 2006, these fees were $938 and $161, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                                            PREMIUM
                                                                                   MID CAP               YIELD EQUITY
                                                                                     FUND                     FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR             YEAR            PERIOD
                                                                             ENDED            ENDED           ENDED
                                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                             2008            2007 (A)       2008 (B)(C)
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                   $     404,833    $   1,154,584    $     845,316
Net realized gains (losses) from security transactions                    (79,816,887)       3,549,738       (2,420,818)
Net change in unrealized appreciation/depreciation on investments         (59,420,702)      31,725,301       (3,819,661)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    (138,832,756)      36,429,623       (5,395,163)
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                                --               --         (797,478)
From net investment income, Class C                                                --               --          (13,875)
From net investment income, Class Y                                                --       (1,499,729)             (18)
From net investment income, Class Z                                                --          (12,723)              --
From net realized gains, Class A                                               (1,305)              --               --
From net realized gains, Class C                                                 (475)              --               --
From net realized gains, Class Y                                           (4,618,823)              --               --
From net realized gains, Class Z                                             (144,841)              --               --
From return of capital, Class A                                                    --               --          (33,941)
From return of capital, Class C                                                    --               --             (592)
--------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                  (4,765,444)      (1,512,452)        (845,904)
--------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                     115,793          219,426       24,689,913
Reinvested distributions                                                        1,304               --          831,173
Payments for shares redeemed                                                 (122,798)          (8,322)         (11,228)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS          (5,701)         211,104       25,509,858
--------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                      31,391           35,447          696,948
Reinvested distributions                                                          475               --           14,290
Payments for shares redeemed                                                  (26,190)              --           (2,334)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS                      5,676           35,447          708,904
--------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                 211,911,977      397,263,466            2,500
Reinvested distributions                                                    1,066,871           84,244               18
Payments for shares redeemed                                             (130,941,824)     (37,176,701)              --
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                 82,037,024      360,171,009            2,518
--------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                                   2,136,325       16,658,928               --
Reinvested distributions                                                      142,147            1,880               --
Payments for shares redeemed                                              (12,401,165)      (1,881,297)              --
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z SHARE TRANSACTIONS     (10,122,693)      14,779,511               --
--------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (71,683,894)     410,114,242       19,980,213

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                                            PREMIUM
                                                                                   MID CAP               YIELD EQUITY
                                                                                     FUND                     FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR             YEAR            PERIOD
                                                                             ENDED            ENDED           ENDED
                                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                             2008            2007 (A)       2008 (B)(C)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                       497,496,374       87,382,132               --
--------------------------------------------------------------------------------------------------------------------------
End of period                                                           $ 425,812,480    $ 497,496,374    $  19,980,213
==========================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                       $     109,780    $          --    $       6,082
==========================================================================================================================

(A) Classes A and C represent the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(C) Class Y represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                             SANDS CAPITAL
                                                                             SELECT GROWTH                  SHORT DURATION
                                                                                  FUND                     FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR            YEAR            YEAR            YEAR
                                                                         ENDED           ENDED           ENDED           ENDED
                                                                     SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                         2008            2007            2008            2007
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                         $  (4,437,427)  $  (4,662,715)  $   2,432,421   $   3,060,514
Net realized (gains) losses from security transactions                   9,044,188      (7,733,494)     (1,271,833)       (339,021)
Net change in unrealized appreciation/depreciation on investments     (165,311,237)    114,689,804         177,951         645,398
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 (160,704,476)    102,293,595       1,338,539       3,366,891
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class Z                                             --              --      (2,449,791)     (3,020,621)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       --              --      (2,449,791)     (3,020,621)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS Y
Proceeds from shares sold                                               60,693,615      71,602,921              --              --
Payments for shares redeemed                                           (95,239,473)    (74,861,403)             --              --
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS             (34,545,858)     (3,258,482)             --              --
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                              235,792,575      90,095,417         904,404       2,206,972
Reinvested distributions                                                        --              --       2,409,375       2,965,843
Payments for shares redeemed                                          (139,363,795)   (142,825,600)    (14,406,085)    (22,416,499)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z SHARE TRANSACTIONS   96,428,780     (52,730,183)    (11,092,306)    (17,243,684)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                (98,821,554)     46,304,930     (12,203,558)    (16,897,414)

NET ASSETS
Beginning of year                                                      593,696,515     547,391,585      59,192,308      76,089,722
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                          $ 494,874,961   $ 593,696,515   $  46,988,750   $  59,192,308
====================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                    $          --   $          --   $          --   $          --
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                SMALL CAP                     ULTRA SHORT
                                                                          VALUE OPPORTUNITIES               DURATION FIXED
                                                                                  FUND                        INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR            YEAR            YEAR            YEAR
                                                                          ENDED           ENDED           ENDED           ENDED
                                                                      SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                         2008 (A)        2007 (B)         2008            2007
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                          $     (43,603)  $     (25,303)  $   7,645,319   $   8,192,341
Net realized gains (losses) from security transactions                  (20,405,279)     15,610,150      (3,298,587)         70,532
Net change in unrealized appreciation/depreciation on investments        (9,432,031)     10,302,517      (2,400,870)        152,845
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   (29,880,913)     25,887,364       1,945,862       8,415,718
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                            (372)             --              --              --
From net investment income, Class Z                                        (174,221)             --      (7,561,408)     (8,051,978)
From net realized gains, Class A                                            (30,785)             --              --              --
From net realized gains, Class C                                             (7,330)             --              --              --
From net realized gains, Class Z                                        (16,312,232)     (6,056,120)             --              --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               (16,524,940)     (6,056,120)     (7,561,408)     (8,051,978)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                 1,275,883           7,500              --              --
Reinvested distributions                                                     31,157              --              --              --
Payments for shares redeemed                                             (1,293,212)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS                   13,828           7,500              --              --
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                   135,921          77,703              --              --
Reinvested distributions                                                      7,044              --              --              --
Payments for shares redeemed                                               (214,704)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS       (71,739)         77,703              --              --
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                                27,377,000      69,825,768      75,996,643      28,974,657
Reinvested distributions                                                 15,630,203       5,737,368       7,319,453       7,727,531
Payments for shares redeemed                                            (68,546,478)   (140,795,265)    (79,908,726)    (64,736,725)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z SHARE TRANSACTIONS   (25,539,275)    (65,232,129)      3,407,370     (28,034,537)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DECREASE IN NET ASSETS                                            (72,003,039)    (45,315,682)     (2,208,176)    (27,670,797)

NET ASSETS
Beginning of year                                                       204,115,553     249,431,235     146,045,434     173,716,231
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                           $ 132,112,514   $ 204,115,553   $ 143,837,258   $ 146,045,434
====================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                     $      19,450   $      11,319   $          --   $           4
====================================================================================================================================

(A) Classes A and C represent the period from October 1, 2007 through June 13, 2008.

(B) Classes A and C represent the period from commencement of operations (July 23, 2007) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                             VALUE OPPORTUNITIES
                                                                                    FUND
-------------------------------------------------------------------------------------------------------
                                                                            YEAR             YEAR
                                                                            ENDED            ENDED
                                                                       SEPTEMBER 30,     SEPTEMBER 30,
                                                                            2008            2007 (A)
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                 $   1,698,832      $   1,047,831
Net realized gains (losses) from security transactions                   (1,035,681)         9,316,813
Net change in unrealized appreciation/depreciation on investments       (31,094,111)         4,431,805
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   (30,430,960)        14,796,449
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                         (56,168)            (2,180)
From net investment income, Class C                                         (10,708)            (1,687)
From net investment income, Class Z                                      (1,663,047)        (1,049,665)
From net realized gains, Class A                                            (92,498)              (183)
From net realized gains, Class C                                            (51,999)            (1,928)
From net realized gains, Class Z                                         (8,553,559)       (18,377,100)
-------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               (10,427,979)       (19,432,743)
-------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                10,517,094            520,044
Reinvested distributions                                                    147,326              2,363
Payments for shares redeemed                                             (1,512,627)           (61,639)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS                9,151,793            460,768
-------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                 4,244,880            434,119
Reinvested distributions                                                     51,418              3,422
Payments for shares redeemed                                               (245,732)           (31,321)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS                4,050,566            406,220
-------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                               118,208,342         17,359,285
Reinvested distributions                                                  9,637,603         18,415,427
Payments for shares redeemed                                            (27,140,352)       (24,236,609)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Z SHARE TRANSACTIONS              100,705,593         11,538,103
-------------------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                             73,049,013          7,768,797

NET ASSETS
Beginning of year                                                       107,807,087        100,038,290
-------------------------------------------------------------------------------------------------------
End of year                                                           $ 180,856,100      $ 107,807,087
=======================================================================================================

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                      $     (50,745)     $      (7,541)
=======================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLOVER CORE FIXED INCOME FUND - CLASS I
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
                                                          2008           2007           2006              2005           2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     9.51     $     9.58     $     9.94        $    10.27     $    10.40
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                     0.44           0.45           0.39              0.42           0.43
   Net realized and unrealized losses on investments        (0.60)         (0.07)         (0.12)            (0.19)         (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.16)          0.38           0.27              0.23           0.30
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                     (0.45)         (0.45)         (0.40)            (0.42)         (0.43)
   Distributions from net realized gains                       --             --          (0.23)            (0.14)            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.45)         (0.45)         (0.63)            (0.56)         (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     8.90     $     9.51     $     9.58        $     9.94     $    10.27
==================================================================================================================================
Total return                                                (1.95%)         4.07%          2.87%             2.27%          2.97%
==================================================================================================================================
Net assets at end of year (000's)                      $   15,377     $   19,485     $   21,689        $   26,166     $   32,334
==================================================================================================================================
Ratio of net expenses to average net assets                  0.85%          0.87%          0.91%(A)          0.80%          0.80%
Ratio of gross expenses to average net assets                1.15%          0.99%          0.95%             0.86%          0.85%
Ratio of net investment income to average net assets         4.61%          4.72%          4.13%             3.91%          3.94%
Portfolio turnover rate                                        62%            71%            62%               70%            45%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP VALUE FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                    YEAR            PERIOD
                                                                   ENDED             ENDED
                                                               SEPTEMBER 30,     SEPTEMBER 30,
                                                                    2008           2007 (A)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $       19.56     $       26.95
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                0.04              0.02
   Net realized and unrealized gains (losses) on investments           (1.62)             0.38
---------------------------------------------------------------------------------------------------
Total from investment operations                                       (1.58)             0.40
---------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.08)               --
   Distributions from net realized gains                               (5.26)            (7.79)
---------------------------------------------------------------------------------------------------
Total distributions                                                    (5.34)            (7.79)
---------------------------------------------------------------------------------------------------
Net asset value at end of period                               $       12.64     $       19.56
===================================================================================================
Total return (B)                                                       (8.85%)            1.68%(C)
===================================================================================================
Net assets at end of period (000s)                             $         625     $         205
===================================================================================================
Ratio of net expenses to average net assets                             1.45%             1.28%(D)
Ratio of gross expenses to average net assets                           5.87%             1.81%(D)
Ratio of net investment income to average net assets                    0.67%             0.23%(D)
Portfolio turnover rate                                                   67%               79%


(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP VALUE FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                    YEAR            PERIOD
                                                                   ENDED             ENDED
                                                               SEPTEMBER 30,     SEPTEMBER 30,
                                                                    2008           2007 (A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $       19.48     $       26.95
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                 (0.01)            (0.04)
   Net realized and unrealized gains (losses) on investments           (1.67)             0.36
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       (1.68)             0.32
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                 (0.06)               --
   Distributions from net realized gains                               (5.26)            (7.79)
-----------------------------------------------------------------------------------------------------
Total distributions                                                    (5.32)            (7.79)
-----------------------------------------------------------------------------------------------------
Net asset value at end of period                               $       12.48     $       19.48
=====================================================================================================
Total return (B)                                                       (9.56%)            1.26%(C)
=====================================================================================================
Net assets at end of period (000s)                             $         619     $          79
=====================================================================================================
Ratio of net expenses to average net assets                             2.20%             1.86%(D)
Ratio of gross expenses to average net assets                           4.39%             1.86%(D)
Ratio of net investment loss to average net assets                     (0.09%)           (0.38%)(D)
Portfolio turnover rate                                                   67%               79%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------------------------
                                                       2008            2007            2006               2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year               $     19.55     $     25.10     $     27.63        $     23.76     $     19.23
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                           0.09           (0.03)          (0.12)             (0.14)          (0.01)
   Net realized and unrealized gains (losses)
     on investments                                      (1.67)           2.27            2.12               4.01            4.57
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (1.58)           2.24            2.00               3.87            4.56
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                  (0.09)             --              --                 --           (0.03)
   Distributions from net realized gains                 (5.26)          (7.79)          (4.53)                --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (5.35)          (7.79)          (4.53)                --           (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                     $     12.62     $     19.55     $     25.10        $     27.63     $     23.76
===================================================================================================================================
Total return                                             (8.89%)          9.12%           8.47%             16.29%          23.72%
===================================================================================================================================
Net assets at end of year (000's)                  $   122,725     $   177,996     $   259,279        $   450,011     $   540,278
===================================================================================================================================
Ratio of net expenses to average net assets               1.45%           1.43%           1.32%(A)           1.23%           1.22%
Ratio of gross expenses to average net assets             1.45%           1.43%           1.32%              1.23%           1.22%
Ratio of net investment income (loss) to average
   net assets                                             0.63%          (0.08%)         (0.37%)            (0.48%)         (0.09%)
Portfolio turnover rate                                     67%             79%             98%                78%             61%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.31%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED SEPTEMBER 30,
                                                             -----------------------------------------------------------------------
                                                                2008           2007         2006             2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $    18.28    $    15.91    $    16.13       $    13.79    $    12.31
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                            (0.11)        (0.14)        (0.18)           (0.16)        (0.06)
   Net realized and unrealized gains (losses) on investments      (1.09)         3.10          0.40             3.02          1.55
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (1.20)         2.96          0.22             2.86          1.49
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions from net realized gains                          (1.65)        (0.59)        (0.44)           (0.52)        (0.01)
   Distributions from return of capital                           (0.33)           --            --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.98)        (0.59)        (0.44)           (0.52)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $    15.10    $    18.28    $    15.91       $    16.13    $    13.79
====================================================================================================================================
Total return (A)                                                  (7.82%)       19.25%         1.37%           21.10%        12.12%
====================================================================================================================================
Net assets at end of year (000's)                            $   60,959    $   53,295    $   55,120       $   59,742    $   35,371
====================================================================================================================================
Ratio of net expenses to average net assets                        1.55%         1.67%         1.85%(B)         1.88%         1.61%
Ratio of gross expenses to average net assets                      1.73%         1.80%         1.85%            1.88%         1.84%
Ratio of net investment loss to average net assets                (0.72%)       (0.63%)       (0.99%)          (1.35%)       (1.10%)
Portfolio turnover rate                                             127%          156%          158%             169%          163%


(A)   Total returns shown exclude the effect of applicable sales loads.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                   YEAR           PERIOD
                                                                  ENDED            ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                                   2008           2007 (A)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $       18.19    $       15.98
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.16)           (0.03)
   Net realized and unrealized gains (losses) on investments          (1.15)            2.83
--------------------------------------------------------------------------------------------------
Total from investment operations                                      (1.31)            2.80
--------------------------------------------------------------------------------------------------
Less distributions:
   Distributions from net realized gains                              (1.65)              --
   Distributions from return of capital                               (0.33)              --
--------------------------------------------------------------------------------------------------
Total distributions                                                   (1.98)           (0.59)
--------------------------------------------------------------------------------------------------
Net asset value at end of period                              $       14.90    $       18.19
==================================================================================================
Total return (B)                                                      (8.53%)          18.15%(C)
==================================================================================================
Net assets at end of period (000s)                            $       5,929    $       1,396
==================================================================================================
Ratio of net expenses to average net assets                            2.30%            2.23%(D)
Ratio of gross expenses to average net assets                          2.64%            2.57%(D)
Ratio of net investment loss to average net assets                    (1.46%)          (1.27%)(D)
Portfolio turnover rate                                                 127%             156%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                 PERIOD
                                                  ENDED                                 YEAR ENDED DECEMBER 31,
                                              SEPTEMBER 30,       ------------------------------------------------------------------
                                                 2008 (A)            2007           2006           2005         2004        2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        $       11.88       $   10.25      $    8.62      $    7.76    $    6.79   $    5.08
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               0.02            0.10           0.01           0.04         0.01        0.10
   Net realized and unrealized gains
     (losses) on investments                          (3.30)           2.23           1.97           1.09         0.96        1.71
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (3.28)           2.33           1.98           1.13         0.97        1.81
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               (0.02)          (0.10)         (0.01)         (0.04)          --       (0.10)
   Distributions from net realized gains              (0.03)          (0.60)         (0.34)         (0.23)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (0.05)          (0.70)         (0.35)         (0.27)          --       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital from redemption fees                   0.01            0.00(B)        0.00(B)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period              $        8.56       $   11.88      $   10.25      $    8.62    $    7.76   $    6.79
====================================================================================================================================
Total return(C)                                      (27.55%)(D)      22.77%         23.01%         14.57%       14.29%      35.82%
====================================================================================================================================
Net assets at end of period (000s)            $      25,631       $   3,829      $   1,871      $     800    $     609   $     640
====================================================================================================================================
Ratio of net expenses to average net assets            1.48%(E)        1.50%          1.50%          1.50%        1.50%       1.50%
Ratio of gross expenses to average net assets          6.42%(E)        8.88%         15.14%         25.80%       23.37%      11.33%
Ratio of net investment income (loss)
   to average net assets                               1.16%(E)        1.32%          0.06%          0.64%        0.10%      (0.02%)
Portfolio turnover rate                                  35%(E)          91%            67%            75%          86%        161%

(A) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

(B)   Amount rounds to less than $0.01.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                                  PERIOD
                                                                   ENDED
                                                              SEPTEMBER 30,
                                                                  2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                        $        8.52
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                               0.00(B)
   Net realized and unrealized gains on investments                    0.08
--------------------------------------------------------------------------------
Total from investment operations                                       0.08
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (0.03)
--------------------------------------------------------------------------------
Net asset value at end of period                              $        8.57
================================================================================
Total return (C)                                                       0.97%(D)
================================================================================
Net assets at end of period (000s)                            $           3
================================================================================
Ratio of net expenses to average net assets                            0.73%(E)
Ratio of gross expenses to average net assets                        832.55%(E)
Ratio of net investment income to average net assets                   0.80%(E)
Portfolio turnover rate                                                  35%(E)

(A) Represents the period from commencement of operations (September 29, 2008) through September 30, 2008.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total return shown excludes the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                 PERIOD
                                                                  ENDED
                                                              SEPTEMBER 30,
                                                                 2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                        $        8.52
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                               0.00(B)
   Net realized and unrealized gains on investments                    0.09
--------------------------------------------------------------------------------
Total from investment operations                                       0.09
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               (0.04)
   Distributions from net realized gains                              (0.03)
--------------------------------------------------------------------------------
Total distributions                                                   (0.07)
--------------------------------------------------------------------------------
Net asset value at end of period                              $        8.54
================================================================================
Total return                                                           1.04%(C)
================================================================================
Net assets at end of period (000s)                            $           3
================================================================================
Ratio of net expenses to average net assets                            0.22%(D)
Ratio of gross expenses to average net assets                        834.03%(D)
Ratio of net investment income to average net assets                   1.32%(D)
Portfolio turnover rate                                                  35%(D)

(A) Represents the period from commencement of operations (September 29, 2008) through September 30, 2008.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                           YEAR           PERIOD
                                                          ENDED            ENDED
                                                      SEPTEMBER 30,    SEPTEMBER 30,
                                                           2008           2007 (A)
-------------------------------------------------------------------------------------------
Net asset value at beginning of period                $       17.86    $       18.14
-------------------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                        (0.02)           (0.00)(B)
   Net realized and unrealized losses on investments          (4.60)           (0.28)
-------------------------------------------------------------------------------------------
Total from investment operations                              (4.62)           (0.28)
-------------------------------------------------------------------------------------------
Distributions from net realized gains                         (0.17)              --
-------------------------------------------------------------------------------------------
Net asset value at end of period                      $       13.07    $       17.86
===========================================================================================
Total return (C)                                             (26.11%)          (1.54%)(D)
===========================================================================================
Net assets at end of period (000s)                    $         159    $         210
===========================================================================================
Ratio of net expenses to average net assets                    1.15%            0.94%(E)
Ratio of gross expenses to average net assets                  4.09%           14.21%(E)
Ratio of net investment loss to average net assets            (0.16%)          (0.09%)(E)
Portfolio turnover rate                                         157%             193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.


MID CAP FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                           YEAR           PERIOD
                                                          ENDED            ENDED
                                                      SEPTEMBER 30,    SEPTEMBER 30,
                                                           2008           2007 (A)
-------------------------------------------------------------------------------------------
Net asset value at beginning of period                $       17.84    $       18.14
-------------------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                        (0.15)           (0.02)
   Net realized and unrealized losses on investments          (4.40)           (0.28)
-------------------------------------------------------------------------------------------
Total from investment operations                              (4.55)           (0.30)
-------------------------------------------------------------------------------------------
Distributions from net realized gains                         (0.17)              --
-------------------------------------------------------------------------------------------
Net asset value at end of period                      $       13.12    $       17.84
===========================================================================================
Total return (B)                                             (25.74%)          (1.65%)(C)
===========================================================================================
Net assets at end of period (000s)                    $          30    $          36
===========================================================================================
Ratio of net expenses to average net assets                    1.90%            1.35%(D)
Ratio of gross expenses to average net assets                 31.40%           28.68%(D)
Ratio of net investment loss to average net assets            (0.91%)          (0.51%)(D)
Portfolio turnover rate                                         157%             193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                             YEAR       PERIOD
                                                             YEAR ENDED SEPTEMBER 30,                        ENDED       ENDED
                                               --------------------------------------------------------     DEC. 31,   DEC. 31,
                                                   2008         2007         2006         2005 (A)           2004      2003 (B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         $    17.91   $    15.28   $    15.36      $    13.29      $    12.79   $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                      0.01         0.11         0.04           (0.01)           0.08         0.01
   Net realized and unrealized gains
     (losses) on investments                        (4.61)        2.65         1.00            2.47            2.70         3.99
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.60)        2.76         1.04            2.46            2.78         4.00
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment income                --        (0.13)       (0.03)             --           (0.09)          --
   Distributions from net realized gains            (0.17)          --        (1.09)          (0.39)          (2.19)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (0.17)       (0.13)       (1.12)          (0.39)          (2.28)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period               $    13.14   $    17.91   $    15.28      $    15.36      $    13.29   $    12.79
====================================================================================================================================
Total return                                       (25.92%)      18.13%        7.10%          18.53%(C)       21.78%       40.24%(C)
====================================================================================================================================
Net assets at end of period (000's)            $  422,356   $  482,047   $   87,032      $      842      $      410   $      337
====================================================================================================================================
Ratio of net expenses to average net assets          0.90%        0.90%        0.91%(D)        1.00%(E)        0.90%        0.90%(E)
Ratio of gross expenses to average net assets        1.03%        1.06%        1.81%           8.23%(E)        0.90%        0.90%(E)
Ratio of net investment income (loss)
   to average net assets                             0.09%        0.39%        0.82%          (0.02%)(E)       0.59%        0.12%(E)
Portfolio turnover rate                               157%         193%         323%            120%(E)         193%         141%(E)

(A) For the nine-month period ended September 30, 2005. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

(B) Represents the period from commencement of operations (January 2, 2003) through December 31, 2003.

(C)   Not annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                      YEAR ENDED               PERIOD
                                                                     SEPTEMBER 30,             ENDED
                                                               ------------------------    SEPTEMBER 30,
                                                                  2008          2007          2006 (A)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $   17.85     $   15.26     $       16.73
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                    (0.08)         0.09              0.01
   Net realized and unrealized gains (losses) on investments       (4.55)         2.62             (1.48)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (4.63)         2.71             (1.47)
----------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               --         (0.12)               --
   Distributions from net realized gains                           (0.17)           --                --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.17)        (0.12)               --
----------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $   13.05     $   17.85     $       15.26
================================================================================================================
Total return                                                      (26.18%)       17.84%            (8.79%)(B)
================================================================================================================
Net assets at end of period (000's)                            $   3,267     $  15,203     $         350
================================================================================================================
Ratio of net expenses to average net assets                         1.15%         1.14%             1.16%(C)(D)
Ratio of gross expenses to average net assets                       1.48%         1.25%             1.82%(C)
Ratio of net investment income (loss) to average net assets        (0.27%)       (0.12%)            0.63%(C)
Portfolio turnover rate                                              157%          193%              323%

(A) Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(B)   Not annualized

(C)   Annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                  PERIOD
                                                                   ENDED
                                                              SEPTEMBER 30,
                                                                 2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                        $       10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                               0.33
   Net realized and unrealized losses on investments                  (2.44)
--------------------------------------------------------------------------------
Total from investment operations                                      (2.11)
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               (0.32)
   Distributions from return of capital                               (0.01)
--------------------------------------------------------------------------------
Total distributions                                                   (0.33)
--------------------------------------------------------------------------------
Net asset value at end of period                              $        7.56
================================================================================
Total return (B)                                                     (21.48%)(C)
================================================================================
Net assets at end of period (000s)                            $      19,411
================================================================================
Ratio of net expenses to average net assets                            1.20%(D)
Ratio of gross expenses to average net assets                          1.53%(D)
Ratio of net investment income to average net assets                   4.68%(D)
Portfolio turnover rate                                                 181%(D)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                PERIOD
                                                                 ENDED
                                                             SEPTEMBER 30,
                                                                2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                       $       10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                              0.29
   Net realized and unrealized losses on investments                 (2.45)
--------------------------------------------------------------------------------
Total from investment operations                                     (2.16)
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                              (0.27)
   Distributions from return of capital                              (0.01)
--------------------------------------------------------------------------------
Total distributions                                                  (0.28)
--------------------------------------------------------------------------------
Net asset value at end of period                             $        7.56
================================================================================
Total return (B)                                                    (21.95%)(C)
================================================================================
Net assets at end of period (000s)                           $         567
================================================================================
Ratio of net expenses to average net assets                           1.94%(D)
Ratio of gross expenses to average net assets                         5.31%(D)
Ratio of net investment income to average net assets                  3.93%(D)
Portfolio turnover rate                                                181%(D)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                PERIOD
                                                                 ENDED
                                                             SEPTEMBER 30,
                                                                2008 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                       $        8.30
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                              0.04
   Net realized and unrealized losses on investments                 (0.73)
--------------------------------------------------------------------------------
Total from investment operations                                     (0.69)
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                              (0.05)
   Distributions from return of capital                              (0.01)
--------------------------------------------------------------------------------
Total distributions                                                  (0.06)
--------------------------------------------------------------------------------
Net asset value at end of period                             $        7.55
================================================================================
Total return                                                         (8.37%)(B)
================================================================================
Net assets at end of period (000s)                           $           2
================================================================================
Ratio of net expenses to average net assets                           0.90%(C)
Ratio of gross expenses to average net assets                       453.70%(C)
Ratio of net investment income to average net assets                  3.16%(C)
Portfolio turnover rate                                                181%(C)

(A) Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SANDS CAPITAL SELECT GROWTH FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------------------------
                                                                      2008         2007         2006        2005        2004 (A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            $   9.15    $    7.60    $    7.81    $   6.80    $   6.74
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                             (0.06)       (0.05)       (0.06)      (0.06)         --
     Net realized and unrealized gains (losses) on investments       (2.23)        1.60        (0.15)       1.07        0.06
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (2.29)        1.55        (0.21)       1.01        0.06
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                  $   6.86    $    9.15    $    7.60    $   7.81    $   6.80
====================================================================================================================================
Total return                                                        (25.03%)      20.39%       (2.69%)     14.85%       0.89% (B)
====================================================================================================================================
Net assets at end of period (000s)                                $130,920    $ 213,672    $ 182,001    $ 81,976    $ 32,591
====================================================================================================================================
Ratio of net expenses to average net assets                           1.16%        1.03%        1.10%       1.11%       1.10% (C)
Ratio of gross expenses to average net assets                         1.19%        1.03%        1.23%       1.19%       1.10% (C)
Ratio of net investment loss to average net assets                   (0.59%)      (0.67%)      (0.74%)     (0.62%)     (0.79%)(C)
Portfolio turnover rate                                                 39%          24%          24%         24%         11% (C)

(A) Represents the period from commencement of operations (August 27, 2004) through Septembr 30, 2004.

(B)   Not annualized.

(C)   Annualized.


SANDS CAPITAL SELECT GROWTH FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                           YEAR
                                                                           YEAR ENDED SEPTEMBER 30,                        ENDED
                                                    ------------------------------------------------------------------- OCTOBER 31,
                                                         2008         2007         2006         2005        2004 (A)       2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              $    9.08    $    7.57    $    7.80    $    6.80    $   6.13       $   4.81
====================================================================================================================================
Income (loss) from investment operations:
     Net investment loss                                (0.06)       (0.09)       (0.05)       (0.03)      (0.06)         (0.04) (B)
     Net realized and unrealized gains
     (losses) on investments                            (2.23)        1.60        (0.18)        1.03        0.73           1.36
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.29)        1.51        (0.23)        1.00        0.67           1.32
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                    $    6.79    $    9.08    $    7.57    $    7.80    $   6.80       $   6.13
====================================================================================================================================
Total return                                           (25.22%)      19.95%       (2.95%)      14.71%      10.93% (C)     27.44%
====================================================================================================================================
Net assets at end of period (000s)                  $ 363,955    $ 380,025    $ 365,390    $ 162,999    $ 70,027       $ 43,878
====================================================================================================================================
Ratio of net expenses to average net assets              1.41%        1.29%        1.35%        1.36%       1.20% (D)      1.17%
Ratio of gross expenses to average net assets            1.43%        1.35%        1.48%        1.44%       1.35% (D)      1.45%
Ratio of net investment loss to average net assets      (0.85%)      (0.92%)      (0.99%)      (0.84%)     (0.95%)(D)     (0.81%)
Portfolio turnover rate                                    39%          24%          24%          24%         11% (D)        28%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Based on average shares outstanding.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------------------------
                                                                     2008         2007         2006          2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                $9.81        $9.76        $9.87        $10.04        $10.14
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                           0.45         0.45         0.38          0.31          0.28
     Net realized and unrealized gains (losses) on investments      (0.22)        0.05        (0.07)        (0.10)        (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.23         0.50         0.31          0.21          0.18
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                (0.45)       (0.45)       (0.42)        (0.38)        (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                      $9.59        $9.81        $9.76         $9.87        $10.04
====================================================================================================================================
Total return                                                         2.36%        5.19%        3.23%         2.12%         1.84%
====================================================================================================================================
Net assets at end of year (000's)                                 $46,989      $59,192      $76,090      $112,833      $172,213
====================================================================================================================================
Ratio of net expenses to average net assets                          0.74%        0.74%        0.72%         0.61%         0.46%
Ratio of gross expenses to average net assets                        0.94%        0.82%        0.74%         0.66%         0.60%
Ratio of net investment income to average net assets                 4.60%        4.62%        3.97%         3.18%         2.49%
Portfolio turnover rate                                                25%          21%          10%           46%           84%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                        PERIOD         PERIOD
                                                         ENDED          ENDED
                                                        JUNE 13,     SEPTEMBER 30,
                                                         2008(A)        2007(B)
-----------------------------------------------------------------------------------
Net asset value at beginning of period                  $ 20.48        $ 21.55
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                          0.01          (0.00) (C)
     Net realized and unrealized losses on investments    (1.20)         (1.07)
-----------------------------------------------------------------------------------
Total from investment operations                          (1.19)         (1.07)
-----------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                 (0.02)           --
     Distributions from net realized gains                (1.79)           --
-----------------------------------------------------------------------------------
Total distributions                                       (1.81)           --
-----------------------------------------------------------------------------------
Net asset value at end of period                        $ 17.48        $ 20.48
===================================================================================
Total return (D)                                          (5.87%)(E)     (4.97%)(E)
===================================================================================
Net assets at end of period (000s)                      $ 1,219        $     8
===================================================================================
Ratio of net expenses to average net assets                1.50% (F)      1.49% (F)
Ratio of gross expenses to average net assets              1.89% (F)     72.28% (F)
Ratio of net investment loss to average net assets        (0.03%)(F)     (0.11%)(F)
Portfolio turnover rate                                     222%           127%

(A)   On June 13, 2008, Class A merged into Class Z shares.

(B) Represents the period from commencement of operations (July 23, 2007) through September 30, 2007.

(C) Amount rounds to less than $0.01 per share. (D) Total returns shown exclude the effect of applicable sales loads.

(E)   Not annualized.

(F)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                        PERIOD         PERIOD
                                                         ENDED          ENDED
                                                        JUNE 13,     SEPTEMBER 30,
                                                         2008(A)        2007(B)
-----------------------------------------------------------------------------------
Net asset value at beginning of period                  $ 20.47       $ 21.55
-----------------------------------------------------------------------------------
Loss from investment operations:
     Net investment loss                                  (0.05)        (0.02)
     Net realized and unrealized losses on investments    (1.24)        (1.06)
-----------------------------------------------------------------------------------
Total from investment operations                          (1.29)        (1.08)
-----------------------------------------------------------------------------------
Distributions from net realized gains                     (1.79)           --
-----------------------------------------------------------------------------------
Net asset value at end of period                        $ 17.39       $ 20.47
===================================================================================
Total return (C)                                          (6.38%)(D)    (5.01%)(D)
===================================================================================
Net assets at end of period (000s)                      $   212       $    81
===================================================================================
Ratio of net expenses to average net assets                2.23% (E)     2.09% (E)
Ratio of gross expenses to average net assets              3.54% (E)     2.37% (E)
Ratio of net investment loss to average net assets        (0.73%)(E)    (0.69%)(E)
Portfolio turnover rate                                     222%          127%

(A)   On June 13, 2008, Class C merged into Class Z shares.

(B) Represents the period from commencement of operations (July 23, 2007) through September 30, 2007.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------
                                                                  2008          2007       2006         2005      2004
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $  20.48      $  18.94   $  18.35      $ 16.21   $ 12.72
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                                 (0.00) (A)    (0.02)     (0.08)        0.02     (0.04)
     Net realized and unrealized gains (losses) on investments    (3.22)         2.05       0.96         3.76      3.75
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (3.22)         2.03       0.88         3.78      3.71
------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                         (0.02)           --      (0.02)          --        --
     Distributions from net realized gains                        (1.79)        (0.49)     (0.27)       (1.64)    (0.22)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.81)        (0.49)     (0.29)       (1.64)    (0.22)
------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $  15.45      $  20.48   $  18.94      $ 18.35   $ 16.21
========================================================================================================================
Total return                                                     (16.81%)       10.77%      4.84%       24.32%    29.36%
========================================================================================================================
Net assets at end of year (000s)                               $132,113      $204,027   $249,431      $74,235   $14,533
========================================================================================================================
Ratio of net expenses to average net assets                        1.50%         1.58%      1.63% (B)    1.46%     1.45%
Ratio of gross expenses to average net assets                      1.74%         1.71%      1.65%        2.04%     1.82%
Ratio of net investment income (loss) to average net assets       (0.03%)       (0.01%)    (0.43%)       0.29%    (0.23%)
Portfolio turnover rate                                             222%          127%        99%         193%      272%

(A)   Amount rounds to less than $0.01 per share.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                     2008          2007          2006          2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $     10.08   $     10.06   $     10.08   $     10.12   $     10.17
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                            0.47          0.53          0.44          0.30          0.21
     Net realized and unrealized gains (losses) on investments       (0.34)         0.01         (0.02)        (0.03)        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.13          0.54          0.42          0.27          0.16
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                 (0.47)        (0.52)        (0.44)        (0.31)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $      9.74   $     10.08   $     10.06   $     10.08   $     10.12
====================================================================================================================================
Total return                                                          1.26%         5.48%         4.28%         2.67%         1.63%
====================================================================================================================================
Net assets at end of year (000s)                               $   143,837   $   146,045   $   173,716   $   305,222   $   391,934
====================================================================================================================================
Ratio of net expenses to average net assets                           0.69%         0.69%         0.69%         0.59%         0.46%
Ratio of gross expenses to average net assets                         0.82%         0.75%         0.69%         0.62%         0.58%
Ratio of net investment income to average net assets                  4.72%         5.25%         4.30%         2.93%         2.08%
Portfolio turnover rate                                                 56%           26%           38%           68%           44%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                   YEAR           PERIOD
                                                                   ENDED          ENDED
                                                               SEPTEMBER 30,   SEPTEMBER 30,
                                                                   2008           2007 (A)
---------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $     17.85   $     19.51
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                            0.18          0.09
     Net realized and unrealized gains (losses) on investments       (2.97)         1.95
---------------------------------------------------------------------------------------------
Total from investment operations                                     (2.79)         2.04
---------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                            (0.17)        (0.12)
     Distributions from net realized gains                           (1.43)        (3.58)
---------------------------------------------------------------------------------------------
Total distributions                                                  (1.60)        (3.70)
---------------------------------------------------------------------------------------------
Net asset value at end of period                               $     13.46   $     17.85
=============================================================================================
Total return (B)                                                    (17.01%)       11.90% (C)
=============================================================================================
Net assets at end of period (000s)                             $     8,231   $       472
=============================================================================================
Ratio of net expenses to average net assets                           1.20%         1.31% (D)
Ratio of gross expenses to average net assets                         1.68%         1.31% (D)
Ratio of net investment income to average net assets                  1.25%         0.77% (D)
Portfolio turnover rate                                                 96%           62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                     YEAR         PERIOD
                                                                     ENDED        ENDED
                                                                SEPTEMBER 30,  SEPTEMBER 30,
                                                                     2008         2007 (A)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $     17.81    $     19.51
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                             0.11           0.05
     Net realized and unrealized gains (losses) on investments        (3.01)          1.93
-----------------------------------------------------------------------------------------------
Total from investment operations                                      (2.90)          1.98
-----------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                             (0.06)         (0.10)
     Distributions from net realized gains                            (1.43)         (3.58)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (1.49)         (3.68)
-----------------------------------------------------------------------------------------------
Net asset value at end of period                                $     13.42    $     17.81
===============================================================================================
Total return (B)                                                     (17.62%)        11.52% (C)
===============================================================================================
Net assets at end of period (000s)                              $     3,865    $       423
===============================================================================================
Ratio of net expenses to average net assets                            1.95%          1.86% (D)
Ratio of gross expenses to average net assets                          2.56%          1.86% (D)
Ratio of net investment income to average net assets                   0.55%          0.20% (D)
Portfolio turnover rate                                                  96%            62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                     2008           2007           2006           2005       2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $     17.83   $     18.89   $     19.00     $     16.51   $    14.18
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                            0.18          0.18          0.10            0.04         0.06
     Net realized and unrealized gains (losses) on investments       (2.95)         2.52          1.38            3.90         2.84
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (2.77)         2.70          1.48            3.94         2.90
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                            (0.18)        (0.18)        (0.10)          (0.04)       (0.06)
     Distributions from net realized gains                           (1.43)        (3.58)        (1.49)          (1.41)       (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.61)        (3.76)        (1.59)          (1.45)       (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $     13.45   $     17.83   $     18.89     $     19.00   $    16.51
====================================================================================================================================
Total return                                                        (16.92%)       15.83%         8.35%          24.83%       20.75%
====================================================================================================================================
Net assets at end of year (000s)                               $   168,760   $   106,912   $   100,038     $   171,251   $   59,714
====================================================================================================================================
Ratio of net expenses to average net assets                           1.14%         1.12%         1.19%(A)        1.13%        1.08%
Ratio of gross expenses to average net assets                         1.14%         1.17%         1.19%           1.13%        1.08%
Ratio of net investment income to average net assets                  1.25%         1.03%         0.49%           0.24%        0.39%
Portfolio turnover rate                                                 96%           62%           80%             75%          55%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.18%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2008
--------------------------------------------------------------------------------

1. ORGANIZATION

The Touchstone Funds Group Trust (the Trust), is registered under the Investment Company Act of 1940, as amended, (the Act), as an open-end management investment company. The Trust consists of the following eleven mutual funds, individually, a Fund, and collectively, the Funds:

Touchstone Clover Core Fixed Income Fund
Touchstone Diversified Small Cap Value Fund
Touchstone Healthcare and Biotechnology Fund
Touchstone International Growth Fund
Touchstone Mid Cap Fund
Touchstone Premium Yield Equity Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Short Duration Fixed Income Fund
Touchstone Small Cap Value Opportunities Fund
Touchstone Ultra Short Duration Fixed Income Fund
Touchstone Value Opportunities Fund

Prior to September 26, 2008, the International Growth Fund (formerly the Navellier International Growth Portfolio) was part of the Navellier Millennium Funds, registered under the Act as an open-end management investment company. Effective September 26, 2008, the Fund was merged into the Trust and its fiscal year end was subsequently changed from December 31 to September 30. Prior to September 26, 2008, the Fund charged a redemption fee of 2.00% of the amount redeemed if the shares sold were held for fewer than 60 days. Redemption fees were paid directly to the Fund. Effective September 26, 2008, the Fund no longer charges a redemption fee.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Healthcare and Biotechnology Fund, International Growth Fund, and Sands Capital Select Growth Fund, each of which is non-diversified.

The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, and Class I shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered. Effective June 13, 2008, Class A and Class C shares of the Small Cap Value Opportunities Fund were exchanged for Class Z shares of the Small Cap Value Opportunities Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor or sub-advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator or sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statements of changes in net assets for a fiscal period.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. As of September 30, 2008, the following Funds loaned securities and received collateral as follows:

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                    FAIR VALUE OF    VALUE OF
                                                     SECURITIES     COLLATERAL
                                                       LOANED        RECEIVED
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund                    $ 21,122,404   $ 20,978,164
Healthcare and Biotechnology Fund                   $ 13,304,645   $ 13,160,939
Mid Cap Fund                                        $106,517,607   $105,177,730
Sands Capital Select Growth Fund                    $ 89,069,993   $ 84,147,388
Small Cap Value Opportunities Fund                  $ 23,050,058   $ 23,350,696
Value Opportunities Fund                            $ 37,564,761   $ 35,830,066

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral. Pursuant to the Fund's securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $144,240, $143,706, $1,339,877, $4,922,605 and $1,734,695 in collateral the following business day for securities on loan in the Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Sands Capital Select Growth Fund, and Value Opportunities Fund, respectively, as of September 30, 2008.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

DELAYED DELIVERY TRANSACTIONS -- The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Funds have sold a security on a delayed delivery basis, the Funds do not participate in future gains and losses with respect to the security.

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C, Class Y, Class Z, and Class I shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class C shares of the Funds are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- The Healthcare and Biotechnology Fund, International Growth Fund, Mid Cap Fund, and Small Cap Value Opportunities Fund declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Diversified Small Cap Value Fund, Sands Capital Select Growth Fund, and Value Opportunities Fund declare and distribute net investment income, if any, quarterly, as a dividend to shareholders. The Premium Yield Equity Fund declares and distributes net investment income, if any, monthly as a dividend to shareholders. The Clover Core Fixed Income Fund, Short Duration Fixed Income Fund, and Ultra Short Duration Fixed Income Fund declare net investment income daily and distribute it monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2008:

                                                      DIVERSIFIED
                                       CLOVER CORE     SMALL CAP      HEALTHCARE AND  INTERNATIONAL
                                      FIXED INCOME       VALUE        BIOTECHNOLOGY      GROWTH
                                          FUND            FUND            FUND             FUND
---------------------------------------------------------------------------------------------------
Purchases of investment securities    $  1,994,512    $ 90,913,598    $100,332,001    $ 23,782,214
---------------------------------------------------------------------------------------------------
Proceeds from sales and maturities    $    661,301    $130,483,375    $ 81,416,256    $  1,780,276
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                       SANDS CAPITAL    SHORT DURATION
                                                          PREMIUM          SELECT            FIXED
                                          MID CAP      YIELD EQUITY        GROWTH           INCOME
                                           FUND             FUND            FUND             FUND
------------------------------------------------------------------------------------------------------
Purchases of investment securities   $  783,967,967   $   53,780,674   $  278,932,637   $    3,716,473
------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities   $  722,459,759   $   29,299,211   $  218,833,799   $      715,338
------------------------------------------------------------------------------------------------------

                                        SMALL CAP          ULTRA
                                          VALUE        SHORT DURATION       VALUE
                                      OPPORTUNITIES     FIXED INCOME    OPPORTUNITIES
                                           FUND             FUND             FUND
-------------------------------------------------------------------------------------
Purchases of investment securities   $  339,167,886   $    9,667,370   $  233,994,762
-------------------------------------------------------------------------------------
Proceeds from sales and maturities   $  363,820,851   $      777,379   $  127,625,444
-------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

As of September 30, 2008, 79% and 98% of the International Growth Fund and Premium Yield Equity Fund, respectively, were owned by Western-Southern and subsidiaries.

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Prior to March 2, 2008, the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. For the period October 1, 2007 through March 2, 2008, the Advisor agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows:

                                                            "OTHER     TOTAL
                                                 ADVISORY   EXPENSE"  EXPENSE
                                                   FEES       CAP       CAP
------------------------------------------------------------------------------
Clover Core Fixed Income Fund - Class I            0.45%      0.40%      0.85%
Diversified Small Cap Value Fund - Class A         0.85       0.35       1.45
Diversified Small Cap Value Fund - Class C         0.85       0.35       2.20
Diversified Small Cap Value Fund - Class Z         0.85       0.35       1.45
Healthcare and Biotechnology Fund - Class A        1.00       0.30       1.55
Healthcare and Biotechnology Fund - Class C        1.00       0.30       2.30
Mid Cap Fund - Class A                             0.80       0.10       1.15
Mid Cap Fund - Class C                             0.80       0.10       1.90
Mid Cap Fund - Class Y                             0.80       0.10       0.90
Mid Cap Fund - Class Z                             0.80       0.10       1.15
Premium Yield Equity Fund - Class A                0.70       0.25       1.20
Premium Yield Equity Fund - Class C                0.70       0.25       1.95
Sands Capital Select Growth Fund - Class Y         0.85       0.25       1.10
Sands Capital Select Growth Fund - Class Z         0.85       0.25       1.35

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                            "OTHER     TOTAL
                                                 ADVISORY   EXPENSE"  EXPENSE
                                                   FEES       CAP       CAP
------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Class Z         0.25       0.24       0.74
Small Cap Value Opportunities Fund - Class A       0.95       0.30       1.50
Small Cap Value Opportunities Fund - Class C       0.95       0.30       2.25
Small Cap Value Opportunities Fund - Class Z       0.95       0.30       1.50
Ultra Short Duration Fixed Income Fund - Class Z   0.25       0.19       0.69
Value Opportunities Fund - Class A                 0.74       0.20       1.19
Value Opportunities Fund - Class C                 0.74       0.20       1.94
Value Opportunities Fund - Class Z                 0.74       0.20       1.19

The "Other Expense Cap" was terminated for all of the Funds except the Sands Capital Select Growth Fund effective March 1, 2008.

Effective March 2, 2008, the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through January 31, 2009:

                                         CLASS A   CLASS C   CLASS Y   CLASS Z   CLASS I
----------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                --        --        --        --      0.85%
Diversified Small Cap Value Fund           1.45%     2.20%       --      1.45%       --
Healthcare and Biotechnology Fund          1.55%     2.30%       --        --        --
Mid Cap Fund                               1.15%     1.90%     0.90%     1.15%       --
Premium Yield Equity Fund                  1.20%     1.95%     0.95%       --        --
Short Duration Fixed Income Fund             --        --        --      0.74%       --
Small Cap Value Opportunities Fund           --        --        --      1.50%       --
Ultra Short Duration Fixed Income Fund       --        --        --      0.69%       --
Value Opportunities Fund                   1.19%     1.94%       --      1.19%       --

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the International Growth Fund. The Advisor agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.35%, 2.10%, and 1.10% for Class A, Class C, and Class Y shares, respectively. This expense limitation will remain in effect until at least September 30, 2009.

The Advisor has agreed to limit certain Funds other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2009.

                                      CLASS Y  CLASS Z
------------------------------------------------------
Sands Capital Select Growth Fund        0.25%    0.25%
------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

In addition to the base advisory fee shown above, for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund's benchmark index, for the preceding twelve month period, as follows:

                                           BASE             ANNUAL
                                         ADVISORY         ADJUSTMENT        BENCHMARK          BENCHMARK
                                           FEES              RATE             INDEX          THRESHOLD(1)
---------------------------------------------------------------------------------------------------------
                                                                          Russell 1000
Sands Capital Select Growth Fund           0.85%           +/-0.15%       Growth Index         +/-2.50%

(1) See the Funds' Prospectus and Statement of Additional Information for more information regarding the Fund's benchmark performance.

For the year ended September 30, 2008, the Advisor's base fee was increased by $423,009 as a result of the performance fee adjustment.

During the year ended September 30, 2008, the Advisor waived investment advisory fees, administration fees and/or reimbursed expenses of the Funds as follows:

                                                  INVESTMENT      OTHER         OPERATING
                                                   ADVISORY   ADMINISTRATION    EXPENSES
                                                 FEES WAIVED    FEES WAIVED     REIMBURSED
--------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                 $       17,994  $       37,249  $           --
Diversified Small Cap Value Fund              $           --  $       21,337  $           --
Healthcare and Biotechnology Fund             $           --  $      127,367  $           --
International Growth Fund                     $       37,748  $           61  $      152,073
Mid Cap Fund                                  $           --  $      661,074  $           --
Premium Yield Equity Fund                     $           --  $       36,045  $       36,254
Sands Capital Select Growth Fund              $           --  $      153,618  $           --
Short Duration Fixed Income Fund              $           --  $      104,399  $           --
Small Cap Value Opportunities Fund            $       59,602  $      321,165  $        2,000
Ultra Short Duration Fixed Income Fund        $           --  $      205,930  $           --
Value Opportunities Fund                      $           --  $       26,614  $           --
--------------------------------------------------------------------------------------------

The Advisor has entered into investment sub-advisory agreements with the following parties:

CHARTWELL INVESTMENT PARTNERS                NAVELLIER & ASSOCIATES, INC.
Short Duration Fixed Income Fund             International Growth Fund
Ultra Short Duration Fixed Income Fund
                                             SANDS CAPITAL MANAGEMENT, LLC
CLOVER CAPITAL MANAGEMENT, INC.              Sands Capital Select Growth Fund
Clover Core Fixed Income Fund
Diversified Small Cap Value Fund             TURNER INVESTMENT PARTNERS, INC.
Value Opportunities Fund                     Healthcare and Biotechnology Fund
                                             Mid Cap Fund
MILLER/HOWARD INVESTMENTS, INC.              Small Cap Value Opportunities Fund
Premium Yield Equity Fund

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets. However, through February 28, 2008, the administration fees were limited to an annual fee of 0.146% of the aggregate average daily net assets of the Trust. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2008, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                         AMOUNT
------------------------------------------------
Clover Core Fixed Income Fund           $  1,838
Diversified Small Cap Value Fund        $ 55,936
Healthcare and Biotechnology Fund       $ 45,882
Mid Cap Fund                            $  4,328
Premium Yield Equity Fund               $    398
Sands Capital Select Growth Fund        $134,699
Short Duration Fixed Income Fund        $ 34,480
Small Cap Value Opportunities Fund      $111,663
Ultra Short Duration Fixed Income Fund  $ 68,964

PLANS OF DISTRIBUTION

The Trust has adopted a Distribution and Shareholder Services Plan for Class A shares of the Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, International Growth Fund, Mid Cap Fund, Premium Yield Equity Fund, Small Cap Value Opportunities Fund, and Value Opportunities Fund (Class A Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class A shares of the Trust and for providing shareholder services to Class A shares. The Fund will incur and/or reimburse expenses for distribution and shareholder service of Class A shares at an annual rate not to exceed 0.25% of the average daily net assets of Class A shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Trust has adopted a Distribution and Shareholder Services Plan for Class C shares of the Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Premium Yield Equity Fund, Small Cap Value Opportunities Fund, and Value Opportunities Fund (Class C Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class C shares of the Trust and for providing shareholder services to Class C shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class C shares at an annual rate not to exceed 1.00% and 0.25%, respectively, of the average daily net assets of Class C shares. The combination of these fees is not to exceed 1.00% of the average daily net assets of Class C shares.

The Trust has adopted a Shareholder Services Plan for Class Z shares of the Diversified Small Cap Value Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Ultra Short Duration Fixed Income Fund, and Value Opportunities Fund (Class Z
Plan) under which each Fund may directly or indirectly bear expenses for providing shareholder services. The Fund will incur and/or reimburse expense for shareholder service of Class Z shares at an annual rate not to exceed 0.25% of the average daily net assets of Class Z shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year ended September 30, 2008:

                                     AMOUNT
--------------------------------------------
Diversified Small Cap Value Fund    $    819
Healthcare and Biotechnology Fund   $ 42,073
International Growth Fund           $240,000
Mid Cap Fund                        $    644
Premium Yield Equity Fund           $     63
Small Cap Value Opportunities Fund  $    909
Value Opportunities Fund            $  6,906

In addition, the Underwriter collected $65, $6,923, $23, $20 and $72 of contingent deferred sales charges on the redemption of Class C shares of the Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Premium Yield Equity Fund, Small Cap Value Opportunities Fund and Value Opportunities Fund, respectively, for the year ended September 30, 2008.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2008, is as follows:

                                                              SHARE ACTIVITY
                                         --------------------------------------------
                                           BALANCE                                       BALANCE                        VALUE
                                           09/30/07      PURCHASES        SALES          09/30/08      DIVIDENDS       09/30/08
---------------------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                      --      6,231,409     (5,938,866)        292,543   $      2,926   $    292,543
---------------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                   --     40,136,418    (36,602,851)      3,533,567   $     64,357   $  3,533,567
---------------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                  --     46,985,146    (45,748,078)      1,237,068   $     75,823   $  1,237,068
---------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                          --     20,207,886             --      20,207,886   $      2,251   $ 20,207,886
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                       --    223,454,745   (206,142,924)     17,311,821   $    305,977   $ 17,311,821
---------------------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                          --      4,785,956     (3,860,171)        925,785   $     18,517   $    925,785
---------------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                   --    174,330,328   (153,803,555)     20,526,773   $    216,484   $ 20,526,773
---------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                   --     35,347,843    (34,836,444)        511,399   $     42,087   $    511,399
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                 --     55,970,551    (55,970,551)             --   $    127,233   $         --
---------------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund             --     95,744,498    (88,308,044)      7,436,454   $    112,153   $  7,436,454
---------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                           --    120,221,027   (115,568,002)      4,653,025   $    120,154   $  4,653,025
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                     CLOVER CORE                 DIVERSIFIED                    HEALTHCARE AND
                                                    FIXED INCOME                  SMALL CAP                     BIOTECHNOLOGY
                                                         FUND                     VALUE FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR          YEAR          YEAR          YEAR             YEAR          YEAR
                                                  ENDED         ENDED         ENDED         ENDED            ENDED         ENDED
                                                SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,        SEPT. 30,     SEPT. 30,
                                                  2008          2007          2008          2007(A)          2008          2007(B)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                           --            --        40,375        13,314        2,903,539       577,797
Shares reinvested                                       --            --         5,193           175          322,958       118,145
Shares redeemed                                         --            --        (6,641)       (3,002)      (2,104,559)   (1,244,584)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding           --            --        38,927        10,487        1,121,938      (548,642)
Shares outstanding, beginning of period                 --            --        10,487            --        2,914,817     3,463,459
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --        49,414        10,487        4,036,755     2,914,817
====================================================================================================================================

CLASS C
Shares issued                                           --            --        49,334         3,821          399,569        77,729
Shares reinvested                                       --            --         1,702           239            6,931             2
Shares redeemed                                         --            --        (5,548)           --          (85,392)       (1,024)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                      --            --        45,488         4,060          321,108        76,707
Shares outstanding, beginning of period                 --            --         4,060            --           76,707            --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --        49,548         4,060          397,815        76,707
====================================================================================================================================

CLASS Z
Shares issued                                           --            --     1,467,825       835,178               --            --
Shares reinvested                                       --            --     3,138,321     3,697,084               --            --
Shares redeemed                                         --            --    (3,986,333)   (5,758,231)              --            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding           --            --       619,813    (1,225,969)              --            --
Shares outstanding, beginning of year                   --            --     9,102,690    10,328,659               --            --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                         --            --     9,722,503     9,102,690               --            --
====================================================================================================================================

CLASS I
Shares issued                                      348,886       299,959            --            --               --            --
Shares reinvested                                   86,355        96,670            --            --               --            --
Shares redeemed                                   (758,011)     (609,712)           --            --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                (322,770)     (213,083)           --            --               --            --
Shares outstanding, beginning of year            2,049,969     2,263,052            --            --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                  1,727,199     2,049,969            --            --               --            --
====================================================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                        INTERNATIONAL GROWTH                 MID CAP             PREMIUM YIELD
                                                                 FUND                          FUND               EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                 PERIOD          YEAR       YEAR        YEAR          YEAR            PERIOD
                                                 ENDED          ENDED      ENDED        ENDED         ENDED           ENDED
                                               SEPT. 30,       DEC. 31,   DEC. 31,    SEPT. 30,     SEPT. 30,       SEPT. 30,
                                                2008(A)         2007        2006        2008          2007(B)        2008(C)(D)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                   2,815,460       174,634    116,198         7,252        12,263       2,474,926
Shares reinvested                                  16,399        14,495      6,102            77            --          95,010
Shares redeemed                                  (158,988)      (49,485)   (32,565)       (6,994)         (476)         (1,418)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding              2,672,871       139,644     89,735           335        11,787       2,568,518
Shares outstanding, beginning of period           322,205       182,561     92,826        11,787            --              --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period               2,995,076       322,205    182,561        12,122        11,787       2,568,518
================================================================================================================================

CLASS C
Shares issued                                         293            --         --         1,930         2,002          73,588
Shares reinvested                                       1            --         --            28            --           1,637
Shares redeemed                                        --            --         --        (1,670)           --            (254)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                    294            --         --           288         2,002          74,971
Shares outstanding, beginning of period                --            --         --         2,002            --              --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                     294            --         --         2,290         2,002          74,971
================================================================================================================================

CLASS Y
Shares issued                                         294            --         --    13,570,336    23,351,224             301
Shares reinvested                                       2            --         --        62,610         5,229               2
Shares redeemed                                        --            --         --    (8,397,326)   (2,141,213)             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                    296            --         --     5,235,620    21,215,240             303
Shares outstanding, beginning of period                --            --         --    26,912,116     5,696,876              --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                     296            --         --    32,147,736    26,912,116             303
================================================================================================================================

CLASS Z
Shares issued                                          --            --         --       130,930       938,463              --
Shares reinvested                                      --            --         --         8,376           117              --
Shares redeemed                                        --            --         --      (740,760)     (109,748)             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding          --            --         --      (601,454)      828,832              --
Shares outstanding, beginning of year                  --            --         --       851,788        22,956              --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                        --            --         --       250,334       851,788              --
================================================================================================================================

(A) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

(B) Classes A and C represent the period from commencement of operations (May 14, 2007) through September 30, 2007.

(C) Classes A and C represent the period from commencement of operations (December 3, 2007) through September 30, 2008.

(D) Class Y represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                 SANDS CAPITAL SELECT       SHORT DURATION FIXED          SMALL CAP VALUE
                                                      GROWTH FUND                INCOME FUND             OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR          YEAR          YEAR         YEAR         YEAR            YEAR
                                                  ENDED         ENDED        ENDED        ENDED        ENDED            ENDED
                                                SEPT. 30,     SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,        SEPT. 30,
                                                  2008          2007         2008         2007         2008(A)          2007(B)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                           --            --           --           --       71,759              375
Shares reinvested                                       --            --           --           --        1,773               --
Shares redeemed                                         --            --           --           --      (73,907)              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding           --            --           --           --         (375)             375
Shares outstanding, beginning of period                 --            --           --           --          375               --
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --           --           --           --              375
=================================================================================================================================

CLASS C
Shares issued                                           --            --           --           --        8,000            3,942
Shares reinvested                                       --            --           --           --          402               --
Shares redeemed                                         --            --           --           --      (12,344)              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding           --            --           --           --       (3,942)           3,942
Shares outstanding, beginning of period                 --            --           --           --        3,942               --
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --           --           --           --            3,942
=================================================================================================================================

CLASS Y
Shares issued                                    7,214,667     8,624,881           --           --           --               --
Shares redeemed                                (11,497,010)   (9,208,013)          --           --           --               --
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding              (4,282,343)     (583,132)          --           --           --               --
Shares outstanding, beginning of year           23,355,229    23,938,361           --           --           --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                 19,072,886    23,355,229           --           --           --               --
=================================================================================================================================

CLASS Z
Shares issued                                   28,675,860    11,118,165       92,468      225,346    1,576,959        3,458,155
Shares reinvested                                       --            --      246,218      302,626      889,469          284,028
Shares redeemed                                (16,958,619)  (17,560,077)  (1,471,017)  (2,289,520)  (3,876,635)      (6,948,731)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   shares outstanding                           11,717,241    (6,441,912)  (1,132,331)  (1,761,548)  (1,410,207)      (3,206,548)
Shares outstanding, beginning of year           41,849,517    48,291,429    6,031,938    7,793,486    9,960,681       13,167,229
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                 53,566,758    41,849,517    4,899,607    6,031,938    8,550,474        9,960,681
=================================================================================================================================

(A) Classes A and C represent the period from October 1, 2007 through June 13, 2008.

(B) Classes A and C represent the period from commencement of operations (July 23, 2007) through September 30, 2007.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                 ULTRA SHORT DURATION         VALUE OPPORTUNITIES
                                                   FIXED INCOME FUND                 FUND
----------------------------------------------------------------------------------------------------
                                                  YEAR          YEAR          YEAR          YEAR
                                                  ENDED         ENDED         ENDED        ENDED
                                                SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,
                                                  2008          2007          2008         2007(A)
----------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                           --            --       675,272       29,890
Shares reinvested                                       --            --         9,547          134
Shares redeemed                                         --            --       (99,826)      (3,596)
----------------------------------------------------------------------------------------------------
Net increase in shares outstanding                      --            --       584,993       26,428
Shares outstanding, beginning of period                 --            --        26,428           --
----------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --       611,421       26,428
====================================================================================================

CLASS C
Shares issued                                           --            --       276,218       25,258
Shares reinvested                                       --            --         3,269          201
Shares redeemed                                         --            --       (15,293)      (1,695)
----------------------------------------------------------------------------------------------------
Net increase in shares outstanding                      --            --       264,194       23,764
Shares outstanding, beginning of period                 --            --        23,764           --
----------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --       287,958       23,764
====================================================================================================

CLASS Z
Shares issued                                    7,586,012     2,872,100     7,691,116      985,780
Shares reinvested                                  735,459       765,481       605,666    1,102,429
Shares redeemed                                 (8,051,565)   (6,416,115)   (1,742,914)  (1,388,951)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      269,906    (2,778,534)    6,553,868      699,258
Shares outstanding, beginning of year           14,493,406    17,271,940     5,996,419    5,297,161
----------------------------------------------------------------------------------------------------
Shares outstanding, end of year                 14,763,312    14,493,406    12,550,287    5,996,419
====================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

6. FEDERAL TAX INFORMATION

FEDERAL INCOME TAX - It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year an amount equal to the sum of at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid for the periods ended September 30, 2008 and 2007 was as follows:

                                       CLOVER CORE                    DIVERSIFIED                    HEALTHCARE AND
                                      FIXED INCOME                  SMALL CAP VALUE                  BIOTECHNOLOGY
                                          FUND                            FUND                           FUND
----------------------------------------------------------------------------------------------------------------------------
                                   YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                  ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                              SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                    2008            2007            2008            2007            2008            2007
----------------------------------------------------------------------------------------------------------------------------
From ordinary income          $      864,148  $      961,663  $   15,124,522  $   15,097,780  $    1,403,820  $           --
From long-term capital gains              --              --      27,110,031      59,766,378       3,983,663       1,868,704
From return of capital                    --              --              --              --       1,060,240              --
----------------------------------------------------------------------------------------------------------------------------
                              $      864,148  $      961,663  $   42,234,553  $   74,864,158  $    6,447,723  $    1,868,704
----------------------------------------------------------------------------------------------------------------------------

                                      INTERNATIONAL                                            PREMIUM
                                         GROWTH                          MID CAP             YIELD EQUITY
                                          FUND                            FUND                   FUND
----------------------------------------------------------------------------------------------------------
                                 PERIOD           YEAR             YEAR           YEAR          PERIOD
                                  ENDED           ENDED            ENDED          ENDED          ENDED
                              SEPTEMBER 30,   DECEMBER 31,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                  2008*           2007**           2008           2007           2008
----------------------------------------------------------------------------------------------------------
From ordinary income          $      52,616   $      83,830    $   4,685,264  $   1,512,452  $     811,372
From long-term capital gains         88,762          89,999           80,180             --             --
From return of capital                   --              --               --             --         34,532
----------------------------------------------------------------------------------------------------------
                              $     141,378   $     173,829    $   4,765,444  $   1,512,452  $     845,904
----------------------------------------------------------------------------------------------------------

                                      SANDS CAPITAL               SHORT DURATION                   SMALL CAP
                                      SELECT GROWTH                FIXED INCOME              VALUE OPPORTUNITIES
                                          FUND                         FUND                          FUND
----------------------------------------------------------------------------------------------------------------------
                                  YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                  ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                              SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                   2008           2007           2008           2007           2008           2007
----------------------------------------------------------------------------------------------------------------------
From ordinary income          $          --  $          --  $   2,449,791  $   3,020,621  $   4,124,200  $   2,373,051
From long-term capital gains             --             --             --             --     12,400,740      3,683,069
----------------------------------------------------------------------------------------------------------------------
                              $          --  $          --  $   2,449,791  $   3,020,621  $  16,524,940  $   6,056,120
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                  ULTRA SHORT DURATION                  VALUE
                                      FIXED INCOME                  OPPORTUNITIES
                                          FUND                          FUND
----------------------------------------------------------------------------------------
                                  YEAR           YEAR           YEAR           YEAR
                                  ENDED          ENDED          ENDED          ENDED
                              SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                   2008           2007           2008           2007
----------------------------------------------------------------------------------------
From ordinary income          $   7,561,408  $   8,051,978  $   1,739,423  $   6,672,464
From long-term capital gains             --             --      8,688,556     12,760,280
----------------------------------------------------------------------------------------
                              $   7,561,408  $   8,051,978  $  10,427,979  $  19,432,744
----------------------------------------------------------------------------------------

*     Represents the period from January 1, 2008 through September 30, 2008.

** Effective January 1, 2008, the Fund changed its tax year end from December 31 to September 30.

The following information is computed on a tax basis for each item as of September 30, 2008:

                                                      DIVERSIFIED
                                       CLOVER CORE      SMALL CAP     HEALTHCARE AND  INTERNATIONAL                     PREMIUM
                                      FIXED INCOME        VALUE       BIOTECHNOLOGY      GROWTH          MID CAP      YIELD EQUITY
                                          FUND            FUND            FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments     $  16,818,006   $ 157,246,889   $  73,295,990   $  45,166,243   $ 556,485,739   $  22,979,578
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                43,014       8,668,470       8,643,305         501,242      10,881,586         172,653
Gross unrealized depreciation            (1,593,335)    (19,374,221)     (2,322,869)     (1,306,842)    (39,007,807)     (3,986,025)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                        (1,550,321)    (10,705,751)      6,320,436        (805,600)    (28,126,221)     (3,813,372)
Post-October losses                              --              --      (3,939,149)             --     (80,456,822)     (2,392,951)
Capital loss carryforward                   (86,389)             --              --        (190,851)             --              --
Undistributed ordinary income                 2,587              --              --             973         109,780              --
Undistributed long-term capital gains            --       5,509,793              --              --         551,095              --
Other temporary differences                  (2,854)        (26,550)             --            (972)             --            (212)
------------------------------------------------------------------------------------------------------------------------------------
   Accumulated earnings (deficit)     $  (1,636,977)  $  (5,222,508)  $   2,381,287   $    (996,450)  $(107,922,168)  $  (6,206,535)
====================================================================================================================================

                                                                         SMALL CAP        ULTRA
                                       SANDS CAPITAL   SHORT DURATION      VALUE       SHORT DURATION      VALUE
                                       SELECT GROWTH   FIXED INCOME    OPPORTUNITIES   FIXED INCOME    OPPORTUNITIES
                                           FUND            FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments      $ 624,038,534   $  47,459,943   $ 154,204,845   $ 147,479,407   $ 235,508,011
---------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation             54,406,260         216,326       8,628,854         976,028       7,172,052
Gross unrealized depreciation            (94,212,406)       (688,733)     (8,961,832)     (2,759,332)    (24,185,830)
---------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation              (39,806,146)       (472,407)       (332,978)     (1,783,304)    (17,013,778)
Post-October losses                               --      (1,287,774)    (21,030,436)     (3,221,493)       (466,900)
Capital loss carryforward                (29,932,199)     (4,265,646)             --      (7,235,052)             --
Undistributed ordinary income                     --           2,249              --          14,750           9,691
Undistributed long-term capital gains             --              --         135,276              --              --
Other temporary difference                        --          (2,249)             --         (14,750)        (60,436)
---------------------------------------------------------------------------------------------------------------------
   Accumulated deficit                 $ (69,738,345)  $  (6,025,827)  $ (21,228,138)  $ (12,239,849)  $ (17,531,423)
=====================================================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost of portfolio investments is primarily due to wash sales.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of September 30, 2008, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                           EXPIRES
FUND                                        AMOUNT         SEPTEMBER 30,
------------------------------------------------------------------------
Clover Core Fixed Income Fund           $     86,389           2015
                                        ------------

International Growth Fund               $    190,851           2016
                                        ------------

Sands Capital Select Growth Fund        $  7,727,477           2010
                                           5,719,519           2011
                                           2,692,298           2014
                                          13,792,905           2015
                                        ------------
                                        $ 29,932,199
                                        ------------

Short Duration Fixed Income Fund        $  1,994,293           2012
                                              96,050           2013
                                           1,027,850           2014
                                             852,134           2015
                                             295,319           2016
                                        ------------
                                        $  4,265,646
                                        ------------

Ultra Short Duration Fixed Income Fund  $  6,699,046           2012
                                             371,187           2014
                                             164,819           2015
                                        ------------
                                        $  7,235,052
                                        ------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the year ended September 30, 2008, the funds utilized capital loss carryforwards as follows:

                                                          AMOUNT
-------------------------------------------------------------------
Clover Core Fixed Income Fund                          $    205,963
Sands Capital Select Growth Fund                       $ 12,683,947
Ultra Short Duration Fixed Income Fund                 $      6,821

Certain reclassifications of the components of net assets, as presented below, are the result of permanent differences between financial statement and income tax reporting requirements. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications of net investment loss, tax character of distributions, paydown and real estate investment trust gains and losses have been made to the following Funds for the year ended September 30, 2008:

                                                         ACCUMULATED     ACCUMULATED
                                           PAID-IN      NET INVESTMENT  NET REALIZED
                                           CAPITAL       INCOME (LOSS)  GAINS (LOSSES)
--------------------------------------------------------------------------------------
Clover Core Fixed Income Fund           $          --   $       7,368   $      (7,368)
Diversified Small Cap Value Fund        $      49,555   $    (120,045)  $      70,490
Healthcare and Biotechnology Fund       $  (1,197,977)  $     526,140   $     671,837
Mid Cap Fund                            $          --   $    (295,053)  $     295,053
Premium Yield Equity Fund               $     (34,532)  $       6,670   $      27,862
Sands Capital Select Growth Fund        $  (4,437,427)  $   4,437,427   $          --
Short Duration Fixed Income Fund        $          --   $      17,370   $     (17,370)
Small Cap Value Opportunities Fund      $      (1,518)  $     226,327   $    (224,809)
Ultra Short Duration Fixed Income Fund  $          --   $     (83,915)  $      83,915
Value Opportunities Fund                $          --   $     (12,113)  $      12,113

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On October 1, 2007, the Funds adopted FIN 48. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2005 through 2008) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. CONCENTRATIONS/RISKS

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

9. SPECIAL MEETING OF SHAREHOLDERS

On September 26, 2008, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the Navellier International Growth Portfolio to the Touchstone International Growth Fund in exchange for shares of the Touchstone International Growth Fund and the subsequent liquidation of the Navellier International Growth Portfolio.

The acquisition was approved as follows:

                             NUMBER OF VOTES
        -----------------------------------------------------------
            FOR                 AGAINST               ABSTAIN
        -----------------------------------------------------------
          268,330                5,607                 4,041

                                   BEFORE                           AFTER
                               REORGANIZATION                   REORGANIZATION
-------------------------------------------------------------------------------
                                 NAVELLIER        TOUCHSTONE      TOUCHSTONE
                               INTERNATIONAL    INTERNATIONAL   INTERNATIONAL
                                   GROWTH           GROWTH          GROWTH
                                 PORTFOLIO           FUND            FUND
-------------------------------------------------------------------------------
Shares                                627,111               --         627,111
Net Assets                     $    5,783,631   $           --  $    5,783,631
Net Asset Value                $         9.22   $           --  $         9.22
Unrealized Depreciation        $     (501,657)  $           --  $     (501,657)
Accumulated Net Realized Loss  $     (208,792)  $           --  $     (208,792)

10. SUBSEQUENT EVENT

On September 30, 2008, the Board of Trustees approved a change of sub-advisor to the Short Duration Fixed Income Fund and the Ultra Short Duration Fixed Income Fund (the "Funds"). Effective October 1, 2008, the Funds' sub-advisor changed from Chartwell Investment Partners to Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is a wholly-owned, indirect subsidiary of Western-Southern.

--------------------------------------------------------------------------------
Portfolio of Investments
Clover Core Fixed Income Fund - September 30, 2008
--------------------------------------------------------------------------------

  PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

                U.S. GOVERNMENT MORTGAGE-BACKED
                OBLIGATIONS -- 46.8%

$   862,464     FHLMC CMO Ser 3225 Class
                  EO PO (A), .00%, 10/15/36                         $    658,672
    674,709     FHLMC CMO/REMIC Ser 3100
                  PO (A), .00%, 1/15/36                                  529,545
    245,613     FHLMC Giant Gold Pool #11570,
                  5.00%, 4/1/19                                          245,992
    566,595     FHLMC Gold #08062, 5.00%, 6/1/35                         552,805
    593,513     FHLMC Gold #08168, 6.00%, 12/1/36                        601,377
    511,470     FHLMC Pool #C01844, 4.50%, 4/1/34                        485,277
      6,764     FNMA CMO/REMIC Ser 1994-17,
                  Class H, 6.00%, 2/25/09                                  6,773
    423,401     FNMA Pool #254759, 4.50%, 6/1/18                         417,175
    557,229     FNMA Pool #255111, 5.50%, 3/1/34                         556,803
      3,471     FNMA Pool #369214, 5.00%, 4/1/09                           3,476
     35,034     FNMA Pool #535301, 6.50%, 4/1/15                          36,393
    352,378     FNMA Pool #694431, 5.00%, 3/1/18                         353,537
    303,980     FNMA Pool #738783, 7.00%, 2/1/25                         321,233
    366,401     FNMA Pool #888284, 5.50%, 4/1/37                         365,719
    290,566     FNMA Pool #890042, 5.50%, 7/1/22                         293,338
    297,374     FNMA Pool #975116, 5.00%, 5/1/38                         289,951
    616,230     GNMA CMO PAC-1(11) Ser 2006-26
                  PO (A), .00%, 6/20/36                                  478,801
     93,806     GNMA CMO/REMIC Ser 2004-59,
                  Class DA, 5.00%, 6/16/34                                93,206
      1,518     GNMA Pool #196477, 10.00%, 4/15/10                         1,643
     13,215     GNMA Pool #202886, 8.00%, 3/15/17                         14,418
      3,572     GNMA Pool #221235, 8.50%, 7/15/17                          3,928
     12,244     GNMA Pool #331786, 8.00%, 8/15/22                         13,417
     65,457     GNMA Pool #376400, 6.50%, 2/15/24                         67,459
     61,177     GNMA Pool #439478, 7.00%, 1/15/27                         64,570
    130,963     GNMA Pool #457921, 5.50%, 12/15/28                       132,014
     88,075     GNMA Pool #462622, 6.50%, 3/15/28                         90,769
     35,783     GNMA Pool #533974, 6.50%, 5/15/32                         36,810
     86,552     GNMA Pool #570400, 6.50%, 9/15/31                         89,091
     27,092     GNMA Pool #781029, 6.50%, 5/15/29                         27,879
    127,988     GNMA Pool #781096, 6.50%, 12/15/28                       131,719
     62,011     GNMA Pool #781231, 7.00%, 12/15/30                        64,963
     98,751     GNMA Pool #781276, 6.50%, 4/15/31                        101,572
     59,455     GNMA Pool #781328, 7.00%, 9/15/31                         62,605
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                MORTGAGE-BACKED OBLIGATIONS                         $  7,192,930
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 24.7%
                FINANCIALS -- 9.6%
$   250,000     Associates Corp. NA, 6.95%, 11/1/18                      206,255
    300,000     Ford Motor Credit Company LLC,
                  8.63%, 11/1/10                                         212,736
    200,000     Goldman Sachs Group,
                  6.13%, 2/15/33                                         144,322
    300,000     Key Bank NA, 5.80%, 7/1/14                               200,093
    650,000     Lehman Brothers Holdings,
                  MTN (B), 8.00%, 3/5/09                                  81,250
    500,000     Morgan Stanley, MTN (B),
                  7.50%, 10/23/08                                        349,999
    450,000     SLM, MTN Ser A, 5.38%, 5/15/14                           279,000
--------------------------------------------------------------------------------
                                                                       1,473,655
--------------------------------------------------------------------------------

                UTILITIES -- 7.4%
    350,000     AES, 9.38%, 9/15/10                                      350,000
    215,000     Consolidated Natural Gas,
                  Ser C, 6.25%, 11/1/11                                  216,920
    320,000     Dominion Resources, Inc.,
                  7.00%, 6/15/38                                         301,085
    300,000     Exelon Generation,
                  6.20%, 10/1/17                                         263,646
--------------------------------------------------------------------------------
                                                                       1,131,651
--------------------------------------------------------------------------------

                ENERGY -- 3.2%
    475,000     XTO Energy, 7.50%, 4/15/12                               497,455
--------------------------------------------------------------------------------

                CONSUMER STAPLES -- 2.5%
    367,000     Conagra Foods, 7.88%, 9/15/10                            387,295
--------------------------------------------------------------------------------

                MATERIALS -- 2.0%
    351,000     Alcoa, 5.72%, 2/23/19                                    310,368
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                               $  3,800,424
--------------------------------------------------------------------------------

                U.S. TREASURY OBLIGATIONS -- 9.3%
    150,000     U.S. Treasury Bond, 6.25%, 8/15/23                       180,105
    250,000     U.S. Treasury Bond, 5.50%, 8/15/28                       284,746
    180,000     U.S. Treasury Note, 4.38%, 12/15/10                      189,183
    400,000     U.S. Treasury Note, 3.38%, 11/30/12                      409,624
    105,000     U.S. Treasury Note, 4.63%, 2/15/17                       111,735
    250,000     U.S. Treasury Note, 4.25%, 11/15/17                      259,102
--------------------------------------------------------------------------------
                TOTAL U.S. TREASURY OBLIGATIONS                     $  1,434,495
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Clover Core Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
                Asset-Backed Securities -- 11.2%
$   300,000     Countrywide Alternative Loan
                  Trust, Ser 2005-J13, Class 2A8,
                  5.50%, 11/25/35                                   $    208,905
    500,000     CS First Boston Mortgage
                  Securities, Ser 2005-C5,
                  Class A3, 5.10%, 8/15/38                               470,151
    500,000     Merrill Lynch Mortgage
                  Investors, Ser 1998-C1,
                  Class A3, 6.72%, 11/15/26                              501,164
    600,000     Wachovia Bank Commercial
                  Mortgage Trust, Ser 2003-C5,
                  Class B, 4.11%, 6/15/35                                536,793
--------------------------------------------------------------------------------
                TOTAL ASSET-BACKED SECURITIES                       $  1,717,013
--------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY OBLIGATION -- 5.4%
    750,000     TVA, 5.88%, 4/1/36                                  $    830,280
--------------------------------------------------------------------------------

                                                                        MARKET
   SHARES                                                               VALUE
--------------------------------------------------------------------------------
                INVESTMENT FUND -- 1.9%
    292,543     Touchstone Institutional Money
                  Market Fund^                                      $    292,543
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 99.3%
                (Cost $16,817,998)                                  $ 15,267,685

                OTHER ASSETS IN EXCESS
                OF LIABILITIES -- 0.7%                                   108,879
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                                $ 15,376,564
================================================================================

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

(A) Zero Coupon security - The rate reported was the effective yield at the time of purchase.

(B) Variable rate security - the rate reflected is the rate in effect on September 30, 2008.

CMO - Collateralized Mortgage Obligation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

PO - Principal Only Security

MTN - Medium Term Note

REMIC - Real Estate Mortgage Investment Conduit

TVA - Tennessee Valley Authority

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Diversified Small Cap Value Fund - September 30, 2008
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 98.4%                                   SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 31.4%
American Campus Communities, Inc.                        46,995   $    1,592,190
Anworth Mortgage Asset Corp.                            136,070          805,534
Argo Group International Holdings Ltd.*                  32,296        1,190,108
Aspen Insurance Holdings Ltd.                            38,915        1,070,163
Astoria Financial Corp.                                  40,455          838,632
BioMed Realty Trust, Inc.                                30,000          793,500
City Holding Co.                                         28,550        1,206,238
Columbia Banking System, Inc.                            60,170        1,066,814
F.N.B. Corp. +                                           51,080          816,258
First Merchants Corp.                                    18,465          421,002
First Niagara Financial Group, Inc.                      66,160        1,042,020
FirstMerit Corp.                                         48,375        1,015,875
Flushing Financial Corp.                                 64,450        1,127,875
Flushing Financial Corp.                                 31,920        1,452,997
Highwoods Properties, Inc.                               28,615        1,017,549
Home Properties, Inc. +                                  22,965        1,330,822
IBERIABANK Corp.                                         26,735        1,412,944
Independent Bank Corp.                                   33,535        1,045,286
Investment Technology Group, Inc.*                       30,030          913,813
IPC Holdings Ltd.                                        32,280          975,179
Lexington Realty Trust +                                 77,865        1,340,835
LTC Properties, Inc.                                     45,170        1,324,384
MFA Mortgage Investments, Inc.                          101,135          657,378
Montpelier Re Holdings Ltd.                              43,590          719,671
Nara Bancorp, Inc. +                                     68,310          765,072
National Penn Bancshares, Inc. +                         24,480          357,408
National Retail Properties, Inc. +                       53,755        1,287,432
Navigators Group, Inc.*                                  16,715          969,470
New Alliance Bancshares, Inc. +                          79,675        1,197,515
Phoenix Companies, Inc.                                 122,070        1,127,927
Platinum Underwriters Holdings Ltd.                      32,585        1,156,116
Potlatch Corp. +                                         22,921        1,063,305
Prosperity Bancshares, Inc.                              30,070        1,022,079
Senior Housing Properties Trust                          32,685          778,884
South Financial Group, Inc. +                            54,500          399,485
Sterling Bancshares, Inc.                                86,602          904,991
Sun Communities, Inc.                                    52,400        1,038,044
United Bankshares, Inc. +                                12,090          423,150
Waddell & Reed Financial, Inc., Class A                  24,090          596,228
Webster Financial Corp.                                  23,370          590,093
--------------------------------------------------------------------------------
                                                                      38,854,266
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 13.7%
Arris Group, Inc.*                                       78,250          604,873
Avocent Corp.*                                           31,005          634,362
Black Box Corp.                                          32,385        1,118,254
Brocade Communications Systems, Inc.*                    98,520          573,386
CommScope, Inc.*                                         17,370          601,697
CSG Systems International, Inc.*                         28,580          501,007
CTS Corp.                                                43,645          557,783
Digital River, Inc.*                                     19,095          618,678
EarthLink, Inc.*                                        102,120          868,020
Fairchild Semiconductor International, Inc.*             73,320          651,815
Finisar Corp.*                                          388,744          392,631
Insight Enterprises, Inc.*                               53,450          716,765
j2 Global Communications, Inc.*                          33,240          776,154
NICE Systems Ltd. ADR*                                   29,735          809,981
Perot Systems Corp., Class A*                            54,040          937,594
SeaChange International, Inc.*                          174,325        1,683,979
SonicWALL, Inc.*                                         94,540          495,390
SPSS, Inc.*                                              21,520          631,827
Symmetricom, Inc.*                                       76,215          378,789
Technitrol, Inc.                                         42,300          625,617
United Online, Inc.                                     112,635        1,059,895
VeriFone Holdings, Inc.*                                 36,600          605,364
Vignette Corp.*                                          49,270          529,160
Zoran Corp.*                                             78,935          644,110
--------------------------------------------------------------------------------
                                                                      17,017,131
--------------------------------------------------------------------------------

INDUSTRIALS -- 11.4%
A.O. Smith Corp.                                         22,680          888,829
American Commercial Lines, Inc.* +                       68,650          730,436
Ampco-Pittsburgh Corp.                                   22,545          583,916
Ceradyne, Inc.*                                          35,635        1,306,378
Consolidated Graphics, Inc.*                             10,720          325,138
EnPro Industries, Inc.*                                  20,785          772,371
HUB Group, Inc., Class A*                                29,225        1,100,321
Hubbell, Inc., Class B                                   26,460          927,423
Interline Brands, Inc.*                                  52,510          851,187
Orbital Sciences Corp.* +                                52,670        1,262,499
Pacer International, Inc. +                              29,610          487,677
Quanta Services, Inc.* +                                 28,555          771,271
School Specialty, Inc.*                                  26,415          823,884
SkyWest, Inc.                                            34,775          555,705
Sykes Enterprises, Inc.*                                 32,755          719,300
URS Corp.*                                               33,703        1,235,889
YRC Worldwide, Inc.* +                                   64,400          770,224
--------------------------------------------------------------------------------
                                                                      14,112,448
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.9%
99 Cents Only Stores*                                    76,890          843,483
ArvinMeritor, Inc. +                                     49,240          642,090
Asbury Automotive Group, Inc.                            65,660          756,403
Brown Shoe Co., Inc.                                     91,725        1,502,455
Build-A-Bear Workshop, Inc.* +                           89,012          648,007
CEC Entertainment, Inc.*                                 19,895          660,514
Dollar Tree, Inc.*                                       15,260          554,854
Ethan Allen Interiors, Inc. +                            23,205          650,204
Hot Topic, Inc.*                                         75,160          496,808
Jackson Hewitt Tax Service, Inc.                         41,470          636,150
JAKKS Pacific, Inc.*                                     51,455        1,281,743
OfficeMax, Inc.                                          56,795          504,908
Rent-A-Center, Inc.*                                     45,560        1,015,077
Service Corp. International                              65,280          545,741
Skechers U.S.A., Inc., Class A*                          57,305          964,443
Tenneco, Inc.* +                                         45,565          484,356
Wet Seal, Inc., Class A* +                              128,955          468,107
Zale Corp.* +                                            33,670          841,750
--------------------------------------------------------------------------------
                                                                      13,497,093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversified Small Cap Value Fund (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 98.4% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 7.3%
AGL Resources, Inc.                                       24,680  $     774,458
Atmos Energy Corp.                                        33,890        902,152
Avista Corp.                                              54,975      1,193,508
Black Hills Corp.                                         26,035        808,907
Cleco Corp.                                               40,270      1,016,818
MGE Energy, Inc.                                          20,555        730,730
Nicor, Inc. +                                             18,955        840,654
ONEOK, Inc.                                               14,540        500,176
Southwest Gas Corp.                                       23,230        702,940
UniSource Energy Corp.                                    22,045        643,494
Westar Energy, Inc.                                       40,660        936,806
--------------------------------------------------------------------------------
                                                                      9,050,643
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 7.0%
Church & Dwight Co., Inc.                                 13,870        861,188
Elizabeth Arden, Inc.*                                    43,390        851,746
Pantry, Inc.*                                             85,755      1,817,148
Pilgrim's Pride Corp., Class B +                          60,090        149,624
Sanderson Farms, Inc. +                                   20,200        742,148
Spartan Stores, Inc. +                                    41,265      1,026,673
TreeHouse Foods, Inc.*                                    65,460      1,944,163
Universal Corp. +                                         27,165      1,333,530
--------------------------------------------------------------------------------
                                                                      8,726,220
--------------------------------------------------------------------------------

HEALTH CARE -- 6.2%
AMERIGROUP Corp.*                                         40,400      1,020,100
Celera Corp.*                                             36,980        571,341
Chemed Corp.                                               9,505        390,275
Haemonetics Corp.*                                        14,525        896,483
ICU Medical, Inc.*                                        30,000        912,300
Invacare Corp. +                                          25,550        616,777
Par Pharmaceutical Cos., Inc.*                            63,880        785,085
PSS World Medical, Inc.* +                                59,215      1,154,692
Symmetry Medical, Inc.*                                   36,185        671,594
Varian, Inc.*                                             14,505        622,265
--------------------------------------------------------------------------------
                                                                      7,640,912
--------------------------------------------------------------------------------

MATERIALS -- 4.9%
Buckeye Technologies, Inc.*                               55,995        458,599
Chemtura Corp.                                           105,900        482,904
Compass Minerals International, Inc.                      23,870      1,250,548
Ferro Corp.                                               35,685        717,269
Hecla Mining Co.* +                                       77,905        364,595
Innospec, Inc.                                            30,780        371,207
Kaiser Aluminum Corp.                                     10,645        457,203
Myers Industries, Inc.                                    62,695        790,584
OM Group, Inc.*                                           20,685        465,413
Spartech Corp.                                            17,075        169,043
Stillwater Mining Co.* +                                 100,105        581,610
--------------------------------------------------------------------------------
                                                                      6,108,975
--------------------------------------------------------------------------------

ENERGY -- 4.2%
Bronco Drilling Co., Inc.*                                19,310        197,348
Cabot Oil & Gas Corp.                                     32,010      1,156,842
Forest Oil Corp.*                                         15,174        752,630
Foundation Coal Holdings, Inc.                            25,370        902,665
GulfMark Offshore, Inc.*                                  11,750        527,340
Nordic American Tanker Shipping Ltd.                       8,295        265,938
Pioneer Drilling Co.*                                     33,910        451,003
USEC, Inc.* +                                            117,730        636,919
Whiting Petroleum Corp.*                                   4,900        349,174
--------------------------------------------------------------------------------
                                                                      5,239,859
--------------------------------------------------------------------------------

MISCELLANEOUS -- 1.4%
iShares Russell 2000 Value Index +                        26,500      1,781,860
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 122,029,407
--------------------------------------------------------------------------------
INVESTMENT FUNDS -- 19.8%
BBH Securities Lending Fund **                        20,978,164     20,978,164
Touchstone Institutional
  Money Market Fund^                                   3,533,567      3,533,567
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $  24,511,731
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 118.2%
(Cost $156,838,663)                                               $ 146,541,138

LIABILITIES IN EXCESS OF OTHER ASSETS -- (18.2%)                    (22,572,480)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 123,968,658
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2008, was $ 21,122,404.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Healthcare and Biotechnology Fund - September 30, 2008
--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS -- 92.5%                                    SHARES        VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 92.5%
Abbott Laboratories                                       62,200   $  3,581,476
Aetna, Inc.                                               35,610      1,285,877
Alcon, Inc.                                                3,020        487,760
Alexion Pharmaceuticals, Inc.*                            16,400        644,520
Allergan, Inc.                                            38,020      1,958,030
Amedisys, Inc.*                                           14,450        703,282
Auxilium Pharmaceuticals, Inc.*                           20,390        660,636
Baxter International, Inc.                                78,200      5,132,265
Beckman Coulter, Inc.                                     24,340      1,727,897
Becton, Dickinson & Co.                                   18,330      1,471,166
Celgene Corp.*                                            23,430      1,482,650
Charles River Laboratories
  International, Inc.* +                                  23,500      1,304,955
Covance, Inc.* +                                          23,890      2,112,115
Covidien Ltd.                                             40,510      2,177,818
DENTSPLY International, Inc.                              67,270      2,525,316
Express Scripts, Inc.* +                                  46,600      3,440,012
Genentech, Inc.*                                          22,950      2,035,206
Genzyme Corp.*                                            33,040      2,672,606
Gilead Sciences, Inc.*                                    91,660      4,177,862
Haemonetics Corp.*                                         9,260        571,527
Henry Schein, Inc.* +                                     27,952      1,504,936
ICON PLC ADR*                                             55,220      2,112,165
Intuitive Surgical, Inc.*                                  3,210        773,546
Johnson & Johnson                                         72,040      4,990,930
Kendle International, Inc.* +                             29,750      1,330,123
Medco Health Solutions, Inc.*                             36,440      1,639,800
Myriad Genetics, Inc.*                                    11,510        746,769
Onyx Pharmaceuticals, Inc.*                               17,740        641,833
Perrigo Co. +                                             21,440        824,582
Rigel Pharmaceuticals, Inc.* +                            14,670        342,545
Thermo Fisher Scientific, Inc.* +                         47,230      2,597,650
United Therapeutics Corp.*                                 8,220        864,497
Wyeth                                                     51,720      1,910,537
XenoPort, Inc.*                                           29,140      1,412,999
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 61,845,888
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- 5.0%
HEALTH CARE -- 5.0%
CSL Ltd.                                                 114,440      3,372,531
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 21.5%
BBH Securities Lending Fund **                        13,160,939     13,160,939
Touchstone Institutional
  Money Market Fund^                                   1,237,068      1,237,068
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                             $ 14,398,007
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 119.0%
(Cost $73,065,926)                                                 $ 79,616,426

LIABILITIES IN EXCESS OF OTHER ASSETS -- (19.0%)                    (12,728,911)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 66,887,515
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2008, was $13,304,645.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
International Growth Fund - September 30, 2008
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 94.2%                                      SHARES      VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 19.0%
Aixtron AG ADR (Germany)                                  31,631   $    189,786
ARM Holdings PLC ADR (Britain)                            59,481        309,301
Canon, Inc. ADR (Japan)                                   12,332        465,533
Hitachi Ltd. ADR (Japan)                                   9,249        641,788
Konami Corp. ADR (Japan)                                  11,417        289,878
Logitech International S.A. ADR (Switzerland)*            17,975        419,177
Nidec Corp. ADR (Japan)                                   16,375        249,719
Nintendo Co., Ltd. ADR (Japan)                            12,143        620,504
Nokia Oyj ADR (Finland)                                   19,299        359,926
Research In Motion Ltd. (Canada)*                          5,323        363,561
SAP AG ADR (Germany)                                      11,867        634,054
Trend Micro, Inc. ADR (Japan)                              9,191        341,962
--------------------------------------------------------------------------------
                                                                      4,885,189
--------------------------------------------------------------------------------

HEALTH CARE -- 16.7%
Alcon, Inc. ADR (Switzerland)                              4,072        657,669
Bayer AG ADR (Germany)                                     7,664        558,932
Covidien, Ltd. (United States)                             5,715        307,238
Fresenius Medical Care AG & Co.
     KGaA ADR (Germany)                                    6,515        338,389
GlaxoSmithKline PLC ADR (Britain)                          9,278        403,222
ICON PLC ADR (Ireland)*                                   23,298        891,148
Novo-Nordisk A/S ADR (Denmark)                            15,154        775,885
Teva Pharmaceutical Industries
     Ltd. ADR (Israel)                                     8,042        368,243
--------------------------------------------------------------------------------
                                                                      4,300,726
--------------------------------------------------------------------------------

FINANCIALS -- 13.8%
Allianz SE ADR (Germany)                                  31,427        430,864
AXA ADR (France)                                          21,945        716,723
Banco Santander S.A. ADR (Spain)                          39,513        593,485
Credit Suisse Group ADR (Switzerland)                     11,722        565,938
HSBC Holdings PLC ADR (Britain)                            7,650        618,350
ING Groep N.V. ADR (Netherlands)                          14,354        307,176
Mitsubishi UFJ Financial Group, Inc.
     ADR (MUFG) (Japan)                                   33,769        295,141
--------------------------------------------------------------------------------
                                                                      3,527,677
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 7.7%
America Movil ADR (Mexico)                                 5,686        263,603
BT Group PLC ADR (Britain)                                 7,271        210,932
China Mobile Ltd. ADR (Hong Kong)                          7,271        364,132
Telefonica S.A. ADR (Spain)                                8,508        608,236
Telenor ASA ADR (Norway)                                   5,992        218,304
Vodafone Group PLC ADR (Britain)                          13,612        300,825
--------------------------------------------------------------------------------
                                                                      1,966,032
--------------------------------------------------------------------------------

ENERGY -- 7.4%
EnCana Corp. (Canada)                                      5,541        364,210
Santos Ltd. ADR (Australia)                                5,497        350,819
Schlumberger Ltd. (United States)                          5,526        431,525
StatoilHydro ASA ADR (Norway)                             19,197        456,888
Total S.A. ADR (France)                                    5,017        304,432
--------------------------------------------------------------------------------
                                                                      1,907,874
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 7.2%
British American Tobacco PLC ADR (Britain)                 9,642        597,804
Diageo PLC ADR (Britain)                                   4,159        286,389
Nestle S.A. ADR (Switzerland)                             14,281        613,369
Tesco PLC ADR (Britain)                                   16,783        347,848
--------------------------------------------------------------------------------
                                                                      1,845,410
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 6.7%
Honda Motor Co., Ltd. ADR (Japan)                         16,564        498,742
Makita Corp. ADR (Japan)                                   9,347        192,455
Matsushita Electric Industrial Co.,
     Ltd. ADR (Japan)                                     37,564        650,984
Sony Corp. ADR (Japan)                                    12,362        381,615
--------------------------------------------------------------------------------
                                                                      1,723,796
--------------------------------------------------------------------------------

MATERIALS -- 6.4%
Alumina Ltd. ADR (Australia)                              13,510        136,451
ArcelorMittal ADR (Luxembourg)                             5,308        262,109
Barrick Gold Corp. (Canada)                                5,701        209,455
BASF AG ADR (Germany)                                      6,835        328,059
Companhia Vale do Rio Doce ADR (Brazil)                   10,544        201,918
Potash Corp. of Saskatchewan, Inc. (Canada)                2,080        274,580
Syngenta AG ADR (Switzerland)                              5,090        215,409
--------------------------------------------------------------------------------
                                                                      1,627,981
--------------------------------------------------------------------------------

INDUSTRIALS -- 5.5%
ABB Ltd. ADR (Switzerland)*                               15,517        301,030
BAE Systems PLC ADR (Britain)                             10,035        294,773
Chicago Bridge & Iron Co. N.V.
     ADR (Netherlands)                                     8,929        171,794
Kubota Corp. ADR (Japan)                                  11,954        375,356
Siemens AG ADR (Germany)                                   2,734        256,695
--------------------------------------------------------------------------------
                                                                      1,399,648
--------------------------------------------------------------------------------

UTILITIES -- 3.8%
E.ON AG ADR (Germany)                                     12,216        616,017
Veolia Environnement ADR (France)                          8,537        352,407
--------------------------------------------------------------------------------
                                                                        968,424
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 24,152,757
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                       SHARES         VALUE
--------------------------------------------------------------------------------

INVESTMENT FUND -- 78.8%
Touchstone Institutional
     Money Market Fund^                               20,207,886   $ 20,207,886
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 173.0%
(Cost $45,021,741)                                                 $ 44,360,643

LIABILITIES IN EXCESS OF OTHER ASSETS -- (73.0%)                    (18,723,838)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 25,636,805
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mid Cap Fund - September 30, 2008
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 95.3%                                    SHARES       VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 22.1%
AMETEK, Inc.                                              151,440 $   6,174,209
Armstrong World Industries, Inc.                          185,270     5,354,303
Brink's Co.                                               129,770     7,918,564
Copart, Inc.*                                             145,130     5,514,940
Corrections Corp. of America*                             212,540     5,281,619
Covanta Holding Corp.* +                                  267,260     6,398,204
FTI Consulting, Inc.*                                      67,360     4,866,086
Kansas City Southern* +                                   123,470     5,477,129
Kirby Corp.*                                               85,635     3,248,992
Lincoln Electric Holdings, Inc.                            82,460     5,303,003
Republic Services, Inc.                                   256,430     7,687,771
Roper Industries, Inc. +                                  119,970     6,833,491
SunPower Corp., Class A* +                                 41,250     2,925,863
Teleflex, Inc.                                             83,480     5,300,145
Thomas & Betts Corp.*                                     101,450     3,963,652
Trinity Industries, Inc. +                                135,250     3,479,983
URS Corp.*                                                106,110     3,891,054
Wabtec Corp.                                               84,470     4,327,398
--------------------------------------------------------------------------------
                                                                     93,946,406
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 17.6%
Alliance Data Systems Corp.* +                         177,430       11,245,512
Amphenol Corp., Class A                                 77,790        3,122,491
BMC Software, Inc.*                                    152,610        4,369,224
Convergys Corp.*                                       278,450        4,115,491
Global Payments, Inc.                                  151,960        6,816,926
Harris Corp.                                            76,730        3,544,926
Itron, Inc.* +                                          82,720        7,323,202
McAfee, Inc.*                                          226,900        7,705,524
Novell, Inc.*                                          809,090        4,158,723
QLogic Corp.*                                          313,900        4,821,504
Sybase, Inc.* +                                        357,977       10,961,255
Synopsys, Inc.*                                        345,900        6,900,705
--------------------------------------------------------------------------------
                                                                     75,085,483
--------------------------------------------------------------------------------

FINANCIALS -- 12.3%
Alexandria Real Estate Equities, Inc. +                 64,600        7,304,969
Arch Capital Group Ltd.*                                98,690        7,207,331
Douglas Emmett, Inc.                                   267,820        6,178,607
Essex Property Trust +                                  38,340        4,536,772
Hanover Insurance Group, Inc.                          130,720        5,950,374
KeyCorp +                                              251,200        2,999,328
Nationwide Health Properties, Inc. +                   151,600        5,454,568
New York Community Bancorp, Inc.                       194,764        3,270,088
Rayonier, Inc. +                                       126,220        5,976,517
SLM Corp.*                                             272,060        3,357,220
--------------------------------------------------------------------------------
                                                                     52,235,774
--------------------------------------------------------------------------------

HEALTH CARE -- 10.6%
Cephalon, Inc.* +                                       94,650        7,334,428
Covance, Inc.* +                                        61,090        5,400,967
Hill-Rom Holdings, Inc. +                              238,310        7,223,176
King Pharmaceuticals, Inc.*                            422,010        4,042,856
Omnicare, Inc.                                         254,550        7,323,403
OSI Pharmaceuticals, Inc.* +                            48,050        2,368,385
Perrigo Co. +                                          144,550        5,559,393
Varian Medical Systems, Inc.* +                        105,120        6,005,506
--------------------------------------------------------------------------------
                                                                     45,258,114
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.6%
Burger King Holdings, Inc.                             233,940        5,745,566
Dollar Tree, Inc.*                                     178,980        6,507,713
DreamWorks Animation SKG, Class A*                     204,530        6,432,469
H&R Block, Inc.                                        342,270        7,718,188
Hasbro, Inc.                                           152,420        5,292,022
Jarden Corp.*                                          217,390        5,097,796
O'Reilly Automotive, Inc.*                              92,530        2,477,028
PetSmart, Inc. +                                       236,480        5,843,421
--------------------------------------------------------------------------------
                                                                     45,114,203
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 6.5%
Alberto-Culver Co.                                     262,500        7,150,500
Church & Dwight Co., Inc. +                            139,190        8,642,307
Constellation Brands, Inc., Class A*                   278,370        5,973,820
Herbalife Ltd                                          149,540        5,909,821
--------------------------------------------------------------------------------
                                                                     27,676,448
--------------------------------------------------------------------------------

ENERGY -- 5.8%
Alpha Natural Resources, Inc.*                          44,940        2,311,264
FMC Technologies, Inc.*                                 67,740        3,153,297
Frontier Oil Corp.                                     154,720        2,849,942
Mariner Energy, Inc.*                                  195,800        4,013,900
Penn Virginia Corp.                                     94,620        5,056,494
Petrohawk Energy Corp.*                                104,680        2,264,228
Pioneer Natural Resources Co. +                         45,220        2,364,102
Superior Energy Services, Inc.*                         92,180        2,870,485
--------------------------------------------------------------------------------
                                                                     24,883,712
--------------------------------------------------------------------------------

UTILITIES -- 5.4%
Integrys Energy Group, Inc.                            125,890        6,286,947
MDU Resources Group, Inc.                              117,710        3,413,590
NSTAR +                                                184,380        6,176,730
UGI Corp.                                              274,550        7,077,899
--------------------------------------------------------------------------------
                                                                     22,955,166
--------------------------------------------------------------------------------

MATERIALS -- 1.8%
Celanese Corp.                                          73,450        2,049,990
Sigma-Aldrich Corp. +                                  105,770        5,544,463
--------------------------------------------------------------------------------
                                                                      7,594,453
--------------------------------------------------------------------------------

MISCELLANEOUS -- 1.4%
iShares Russell Midcap Index Fund +                     73,400        6,030,544
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.2%
SBA Communications Corp., Class A* +                   196,740        5,089,664
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 405,869,967
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                      SHARES          VALUE
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 28.8%
BBH Securities Lending Fund **                      105,177,730   $ 105,177,730
Touchstone Institutional
     Money Market Fund^                              17,311,821      17,311,821
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $ 122,489,551
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 124.1%
(Cost $555,031,789)                                               $ 528,359,518
--------------------------------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS -- (24.1%)                   (102,547,038)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 425,812,480
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2008, was $106,517,607.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Premium Yield Equity Fund  - September 30, 2008
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 91.3%                                      SHARES      VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 16.8%
Apartment Investment & Management Co.                     15,272  $     534,840
Arthur J. Gallagher & Co.                                 18,000        461,880
First Industrial Realty Trust, Inc.                       22,205        636,840
ING Groep N.V. ADR                                         9,900        211,860
Lloyds TSB Group PLC ADR                                  14,400        240,912
Northstar Realty Finance Corp.                            41,000        317,750
Potlatch Corp.                                             9,800        454,622
Wilmington Trust Corp.                                    16,830        485,209
--------------------------------------------------------------------------------
                                                                      3,343,913
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 14.7%
Colgate-Palmolive Co.                                     10,600        798,710
Kraft Foods, Inc., Class A                                15,815        517,941
McCormick & Co., Inc.                                     12,800        492,160
Procter & Gamble Co.                                       8,300        578,427
Sysco Corp.                                               17,700        545,691
--------------------------------------------------------------------------------
                                                                      2,932,929
--------------------------------------------------------------------------------

ENERGY -- 14.7%
Enerplus Resources Fund                                   19,300        717,767
Hugoton Royalty Trust                                     25,700        689,788
Kinder Morgan Management LLC*                             17,206        846,535
Spectra Energy Corp.                                      28,500        678,300
--------------------------------------------------------------------------------
                                                                      2,932,390
--------------------------------------------------------------------------------

HEALTH CARE -- 10.7%
Abbott Laboratories                                        9,100        523,978
Brookdale Senior Living, Inc.                             17,400        382,626
Johnson & Johnson                                         10,600        734,368
Merck & Co., Inc.                                         15,900        501,804
--------------------------------------------------------------------------------
                                                                      2,142,776
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 10.4%
AT&T, Inc.                                                19,600        547,232
BCE, Inc.                                                 21,265        738,108
BT Group PLC ADR                                          15,300        443,853
Windstream Corp.                                          32,700        357,738
--------------------------------------------------------------------------------
                                                                      2,086,931
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 7.3%
Microchip Technology, Inc.                                17,300        509,139
Paychex, Inc.                                             17,600        581,328
Taiwan Semiconductor
     Manufacturing Co. Ltd. ADR                           39,784        372,776
--------------------------------------------------------------------------------
                                                                      1,463,243
--------------------------------------------------------------------------------

UTILITIES -- 6.7%
National Grid PLC ADR                                      7,400        475,228
NiSource, Inc.                                            35,400        522,504
Pepco Holdings, Inc.                                      15,200        348,232
--------------------------------------------------------------------------------
                                                                      1,345,964
--------------------------------------------------------------------------------

INDUSTRIALS -- 6.6%
Diana Shipping, Inc.                                      18,000        354,420
Macquarie Infrastructure Company Trust                    20,700        273,447
R. R. Donnelley & Sons Co.                                13,000        318,890
Seaspan Corp.                                             20,400        369,036
--------------------------------------------------------------------------------
                                                                      1,315,793
--------------------------------------------------------------------------------

MATERIALS -- 3.4%
Nucor Corp.                                                7,100        280,450
Teck Cominco Ltd., Class B                                13,600        396,032
--------------------------------------------------------------------------------
                                                                        676,482
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $  18,240,421
--------------------------------------------------------------------------------

INVESTMENT FUND -- 4.6%
Touchstone Institutional
     Money Market Fund^                                  925,785  $     925,785
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 95.9%
(Cost $22,985,867)                                                $  19,166,206

OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.1%                           814,007
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $  19,980,213
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Sands Capital Select Growth Fund - September 30, 2008
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 96.9%                                   SHARES        VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 26.7%
Apple, Inc.*                                             234,120  $  26,610,079
Broadcom Corp., Class A*                                 753,600     14,039,568
EMC Corp.* +                                           1,544,600     18,473,416
Google, Inc., Class A*                                    95,200     38,129,505
Salesforce.com, Inc.* +                                  321,600     15,565,440
Visa, Inc., Class A                                      309,544     19,002,906
--------------------------------------------------------------------------------
                                                                    131,820,914
--------------------------------------------------------------------------------

HEALTH CARE -- 24.6%
Abraxis BioScience* +                                     47,025      3,242,844
Allergan, Inc.                                           520,600     26,810,900
Cerner Corp.* +                                          146,000      6,517,440
Genzyme Corp.*                                           407,200     32,938,408
Intuitive Surgical, Inc.*                                 79,000     19,037,420
Mindray Medical International Ltd. ADR                    53,913      1,818,485
Stryker Corp. +                                          216,700     13,500,410
Varian Medical Systems, Inc.* +                          314,000     17,938,820
--------------------------------------------------------------------------------
                                                                    121,804,727
--------------------------------------------------------------------------------

ENERGY -- 14.8%
FMC Technologies, Inc.* +                                319,000     14,849,450
National-Oilwell Varco, Inc.* +                          588,433     29,556,989
Schlumberger Ltd.                                        371,200     28,987,008
--------------------------------------------------------------------------------
                                                                     73,393,447
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.0%
Amazon.com, Inc.* +                                      505,170     36,756,169
Las Vegas Sands Corp.* +                                 375,800     13,570,138
Starbucks Corp.*                                       1,266,000     18,825,420
--------------------------------------------------------------------------------
                                                                     69,151,727
--------------------------------------------------------------------------------

FINANCIALS -- 10.5%
CME Group, Inc.                                           44,600     16,569,346
IntercontinentalExchange, Inc.*                          240,187     19,378,287
Moody's Corp. +                                          466,900     15,874,600
--------------------------------------------------------------------------------
                                                                     51,822,233
--------------------------------------------------------------------------------

INDUSTRIALS -- 3.2%
Expeditors International of Washington, Inc.             284,600      9,915,464
Iron Mountain, Inc.*                                     252,200      6,156,202
--------------------------------------------------------------------------------
                                                                     16,071,666
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.1%
America Movil SAB de C.V. ADR                            334,200     15,493,513
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 479,558,227
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 21.2%
BBH Securities Lending Fund **                        84,147,388  $  84,147,388
Touchstone Institutional
     Money Market Fund^                               20,526,773      20,526,773
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $ 104,674,161
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 118.1%
(Cost $618,596,396)                                               $ 584,232,388

LIABILITIES IN EXCESS OF OTHER ASSETS -- (18.1%)                    (89,357,427)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 494,874,961
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2008, was $89,069,993.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------

Short Duration Fixed Income Fund - September 30, 2008
--------------------------------------------------------------------------------

  PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

                U.S. GOVERNMENT MORTGAGE-BACKED
                OBLIGATIONS -- 64.4%
$   617,431     FHLMC CMO/REMIC Ser 2510,
                  Class TA, 4.000%, 6/15/32                         $    594,463
    748,251     FHLMC CMO/REMIC Ser 2515,
                  Class ED, 5.000%, 3/15/17                              752,808
  1,139,225     FHLMC CMO/REMIC Ser 2543,
                  Class YJ, 4.500%, 3/15/32                            1,131,351
    791,767     FHLMC CMO/REMIC Ser 2566,
                  Class LM, 4.500%, 4/15/32                              785,185
    704,174     FHLMC CMO/REMIC Ser 2575,
                  Class QP, 4.500%, 11/15/31                             702,027
    624,362     FHLMC CMO/REMIC Ser 2583,
                  Class ND, 4.250%, 12/15/10                             625,245
    704,618     FHLMC CMO/REMIC Ser 2590,
                  Class QY, 3.750%, 4/15/28                              669,496
  1,337,308     FHLMC CMO/REMIC Ser 2590,
                  Class UL, 3.750%, 3/15/32                            1,274,722
  1,053,895     FHLMC CMO/REMIC Ser 2596,
                  Class QE, 4.000%, 3/15/33                            1,003,714
  2,263,354     FHLMC CMO/REMIC Ser 2649,
                  Class PJ, 3.500%, 6/15/33                            2,117,725
  1,087,061     FHLMC CMO/REMIC Ser 2682,
                  Class HG, 4.000%, 4/15/17                            1,081,878
  1,712,326     FHLMC CMO/REMIC Ser 2744,
                  Class TA, 5.500%, 3/15/26                            1,716,415
    404,536     FHLMC CMO/REMIC Ser 2892,
                  Class A, 5.000%, 5/15/21                               407,848
    998,921     FHLMC CMO/REMIC Ser 3138,
                  Class PA, 5.500%, 2/15/27                            1,016,662
    783,289     FHLMC CMO/REMIC Ser 3178,
                  Class MA, 6.000%, 10/15/26                             797,763
    132,736     FHLMC Pool #C66916,
                  7.000%, 5/1/32                                         139,516
    123,370     FHLMC Pool #D94598,
                  6.500%, 4/1/21                                         127,754
     95,139     FHLMC Pool #E97227,
                  7.000%, 9/1/14                                          98,691
      2,867     FHLMC Pool #G10288,
                  6.000%, 9/1/09                                           2,899
     16,850     FHLMC Pool #G10446,
                  6.500%, 2/1/11                                          17,456
    163,422     FHLMC Pool #G30085,
                  7.500%, 10/1/17                                        177,896
     13,035     FNMA CMO/REMIC Ser 1999-15,
                  Class PC, 6.000%, 9/25/18                               13,163
    804,717     FNMA CMO/REMIC Ser 2002-71,
                  Class AP, 5.000%, 11/25/32                             793,344
  1,000,000     FNMA CMO/REMIC Ser 2003-106,
                  Class WC, 4.500%, 8/25/18                            1,001,343
    798,726     FNMA CMO/REMIC Ser 2003-119,
                  Class PU, 4.000%, 11/25/33                             785,382
    547,886     FNMA CMO/REMIC Ser 2003-19,
                  Class ME, 4.000%, 1/25/33                              528,988
    260,029     FNMA CMO/REMIC Ser 2003-30,
                  Class MB, 4.000%, 6/25/27                              259,822
  2,632,050     FNMA CMO/REMIC Ser 2003-34,
                  Class GJ, 4.000%, 2/25/33                            2,522,446
    776,192     FNMA CMO/REMIC Ser 2003-42,
                  Class CA, 4.000%, 5/25/33                              734,519
    240,511     FNMA CMO/REMIC Ser 2003-66,
                  Class AP, 3.500%, 11/25/32                             226,879
  1,920,100     FNMA CMO/REMIC Ser 2006-2,
                  Class GH, 5.500%, 6/25/32                            1,938,904
     10,131     FNMA Pool #250477,
                  6.000%, 1/1/11                                          10,329
      9,722     FNMA Pool #303096,
                  7.500%, 12/1/09                                          9,812
     94,929     FNMA Pool #313429,
                  7.000%, 3/1/12                                          99,217
    175,194     FNMA Pool #323441,
                  7.000%, 12/1/13                                        179,685
    172,630     FNMA Pool #323832,
                  7.500%, 7/1/29                                         187,055
     10,152     FNMA Pool #334593,
                  7.000%, 5/1/24                                          10,753
    398,506     FNMA Pool #546474,
                  7.000%, 1/1/15                                         417,843
        972     FNMA Pool #6222,
                  9.000%, 4/1/16                                             977
    493,502     FNMA Pool #647567,
                  6.000%, 6/1/17                                         504,996
    269,287     FNMA Pool #665773,
                  7.500%, 6/1/31                                         291,907
    625,307     FNMA Pool #725284,
                  7.000%, 11/1/18                                        655,649
  1,941,305     FNMA Pool #838790,
                  4.500%, 8/1/35                                       1,839,202
     19,172     GNMA ARM Pool #8426 (A),
                  5.125%, 11/20/18                                        19,431
    891,691     GNMA CMO/REMIC Ser 2002-72,
                  Class AB, 4.500%, 10/20/32                             864,155
      6,116     GNMA Pool #2707,
                  5.500%, 1/20/14                                          6,328
      6,234     GNMA Pool #2802,
                  5.500%, 7/20/14                                          6,450
     99,215     GNMA Pool #2843,
                  5.500%, 11/20/14                                       102,647
     78,904     GNMA Pool #344233,
                  8.000%, 2/15/23                                         86,520
    191,482     GNMA Pool #345123,
                  8.000%, 12/15/23                                       209,963
     39,203     GNMA Pool #462486,
                  6.500%, 1/15/13                                         40,897
     56,215     GNMA Pool #569337,
                  6.500%, 4/15/22                                         57,547
     75,851     GNMA Pool #578189,
                  6.000%, 2/15/32                                         77,253

--------------------------------------------------------------------------------

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

                U.S. GOVERNMENT MORTGAGE-BACKED
                OBLIGATIONS -- 64.4% (CONTINUED)
$    91,470     GNMA Pool #780322,
                  8.000%, 11/15/22                                  $    100,167
     41,637     GNMA Pool #780327,
                  8.000%, 11/15/17                                        45,307
    315,457     GNMA Pool #780604,
                  7.000%, 7/15/12                                        331,203
     95,915     GNMA Pool #814,
                  8.000%, 8/20/17                                        104,261
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                MORTGAGE-BACKED OBLIGATIONS                         $ 30,305,858
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 5.6%
                FINANCIALS -- 5.6%
  1,000,000     American Express Credit
                  Company, MTN (A),
                  5.109%, 10/27/08                                       940,402
    500,000     CIT Group, Inc., 5.000%, 11/24/08                        484,369
    500,000     Goldman Sachs Group, Inc.,
                  MTN (A), 3.294%, 12/22/08                              498,995
    250,000     Morgan Stanley, 3.875%, 1/15/09                          230,005
    500,000     Wells Fargo & Company,
                  MTN, 3.980%, 10/29/10                                  491,200
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                               $  2,644,971
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.0%
  3,000,000     FHLB (A), 8.000%, 12/3/08                              2,977,500
  4,500,000     FHLB Discount Note, 10/30/08                           4,498,187
    500,000     FHLMC, 4.050%, 6/30/10                                   501,552
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS                                  $  7,977,239
--------------------------------------------------------------------------------

                MUNICIPAL BONDS -- 2.7%
                PENNSYLVANIA -- 2.7%
    750,000     Commonwealth Fing Auth
                  RB, Ser A, 3.860%, 6/1/11                              745,658
    500,000     Pennsylvania State Tpk Commn
                  BANS RB, Ser B, 5.290%, 10/15/09                       500,700
--------------------------------------------------------------------------------
                TOTAL MUNICIPAL BONDS                               $  1,246,358
--------------------------------------------------------------------------------

                ASSET-BACKED SECURITIES -- 9.2%
    750,000     Caterpillar Financial Asset
                  Trust Ser 2008-A, Class A2B (A),
                  4.360%, 10/25/08                                       750,000
  1,500,000     CNH Equipment Trust, Ser 2008-B,
                  Class A3B (A), 3.888%, 10/16/08                      1,464,990
  1,631,251     Harley-Davidson Motorcycle
                  Trust Ser 2006-1, Class A2,
                  5.040%, 10/15/12                                     1,633,632
    459,527     Wells Fargo Mortgage Backed
                  Securities, Ser 2006-16,
                  Class A12, 5.000%, 11/25/36                            453,089
--------------------------------------------------------------------------------
                TOTAL ASSET-BACKED SECURITIES                       $  4,301,711
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

                INVESTMENT FUND -- 1.1%

    511,399     Touchstone Institutional
                  Money Market Fund^                                $    511,399
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 100.0%
                (Cost $47,459,938)                                  $ 46,987,536

                OTHER ASSETS IN
                EXCESS OF LIABILITIES -- 0.0%                              1,214
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                                $ 46,988,750
================================================================================

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2008.

ARM - Adjustable Rate Mortgage

BANS - Bond Anticipation Notes

CMO - Collateralized Mortgage Obligation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN  - Medium Term Note

RB - Revenue Bond

REMIC - Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Small Cap Value Opportunities Fund - September 30, 2008
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 98.8%                                      SHARES      VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 33.4%
Argo Group International Holdings Ltd.*                   48,840  $   1,799,754
Berkshire Hills Bancorp, Inc.                              7,810        249,920
BioMed Realty Trust, Inc.                                 92,360      2,442,921
Cash America International, Inc.                          40,860      1,472,594
Corporate Office Properties Trust                         51,290      2,069,552
CVB Financial Corp.                                      108,930      1,514,127
Dime Community Bancshares, Inc.                           82,170      1,250,627
DuPont Fabros Technology, Inc.                            91,280      1,392,020
EastGroup Properties, Inc.                                35,410      1,718,801
EZCORP, Class A*                                         101,780      1,913,464
First Citizens BancShares, Inc.                            6,410      1,147,390
First Financial Northwest, Inc.                           87,310        901,039
FPIC Insurance Group, Inc.*                               34,856      1,791,250
Green Bankshares, Inc. +                                  20,583        483,906
Investors Bancorp, Inc.* +                                84,880      1,277,444
IPC Holdings Ltd.                                         53,470      1,615,329
Kearny Financial Corp.                                    97,370      1,191,809
Mid-America Apartment Communities, Inc. +                 31,250      1,535,625
Navigators Group, Inc.*                                   33,150      1,922,700
NGP Capital Resources Co. +                              101,110      1,473,173
PICO Holdings, Inc.*                                      16,460        591,079
Platinum Underwriters Holdings Ltd.                       49,990      1,773,645
Potlatch Corp. +                                          43,520      2,018,893
ProAssurance Corp.*                                       22,350      1,251,600
Prosperity Bancshares, Inc.                               50,840      1,728,052
Signature Bank*                                           65,360      2,279,757
South Financial Group, Inc. +                             95,670        701,261
SVB Financial Group* +                                    35,860      2,077,011
SWS Group, Inc.                                           85,560      1,724,890
UCBH Holdings +                                          123,740        793,173
UMB Financial Corp.                                        1,940        101,889
--------------------------------------------------------------------------------
                                                                     44,204,695
--------------------------------------------------------------------------------

INDUSTRIALS -- 14.1%
Altra Holdings, Inc.*                                    120,670      1,781,089
Atlas Air Worldwide Holdings, Inc.*                       29,640      1,194,788
Casella Waste Systems, Inc., Class A*                    116,040      1,362,310
DXP Enterprises, Inc.*                                    34,880      1,859,453
EnPro Industries, Inc.*                                   32,050      1,190,978
Genesee & Wyoming, Inc.*                                  39,150      1,468,908
KHD Humboldt Wedag International Ltd.*                    60,160      1,153,869
L.B. Foster Co., Class A*                                 39,760      1,209,499
Michael Baker Corp.*                                      38,630      1,344,324
Moog, Inc., Class A*                                      31,550      1,352,864
NN, Inc.                                                  69,050        887,293
Powell Industries, Inc.*                                  34,860      1,422,637
Titan International, Inc. +                               35,770        762,616
Werner Enterprises, Inc. +                                75,810      1,645,835
--------------------------------------------------------------------------------
                                                                     18,636,463

--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 11.6%
Avid Technology, Inc.* +                                  46,520      1,119,271
CyberSource Corp.*                                        63,170      1,017,669
EMS Technologies, Inc.*                                   51,750      1,154,543
Exar Corp.*                                              169,310      1,296,915
Interwoven, Inc.*                                         96,491      1,362,453
Mentor Graphics Corp.*                                    93,120      1,056,912
Plexus Corp.*                                             50,480      1,044,936
S1 Corp.*                                                136,130        833,116
Silicon Laboratories, Inc.* +                             33,630      1,032,441
Take-Two Interactive Software, Inc.*                      90,200      1,479,280
TNS, Inc.*                                                80,520      1,559,671
Verigy Ltd.*                                              71,318      1,161,057
Websense, Inc.*                                           54,740      1,223,439
--------------------------------------------------------------------------------
                                                                     15,341,703
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.3%
99 Cents Only Stores*                                     39,090        428,817
Aaron Rents, Inc.                                         65,030      1,760,362
America's Car-Mart, Inc.* +                               54,820      1,019,104
ATC Technology Corp.*                                     74,990      1,780,263
California Pizza Kitchen, Inc.*                           67,520        868,982
Career Education Corp.*                                   37,840        618,684
Children's Place Retail Stores, Inc.*                     29,110        970,819
Fred's, Inc. +                                           124,470      1,769,963
Jo-Ann Stores, Inc.*                                      66,090      1,386,568
Jos. A. Bank Clothiers, Inc.* +                           30,850      1,036,560
Mediacom Communications Corp.* +                         164,750        975,320
PetMed Express, Inc.*                                     41,490        651,393
Zale Corp.* +                                             64,590      1,614,750
--------------------------------------------------------------------------------
                                                                     14,881,585
--------------------------------------------------------------------------------

HEALTH CARE -- 6.9%
Amedisys, Inc.* +                                         26,210      1,275,641
AmSurg Corp.*                                             62,990      1,604,355
Analogic Corp.                                            22,087      1,099,049
CONMED Corp.*                                             59,120      1,891,840
Invacare Corp. +                                          48,370      1,167,652
STERIS Corp.                                              54,430      2,045,479
--------------------------------------------------------------------------------
                                                                      9,084,016
--------------------------------------------------------------------------------

MATERIALS -- 6.3%
Koppers Holdings, Inc.                                    25,120        939,739
Minerals Technologies, Inc.                               19,280      1,144,461
Pan American Silver Corp.*                                38,030        845,407
Rock-Tenn Co.                                             26,540      1,061,069
Sensient Technologies Corp.                               54,860      1,543,212
Solutia, Inc.*                                            88,120      1,233,680
Stepan Co.                                                29,290      1,598,355
--------------------------------------------------------------------------------
                                                                      8,365,923
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 98.8% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 5.7%
BJ's Wholesale Club, Inc.*                                26,420  $   1,026,681
Chiquita Brands International, Inc.* +                    87,300      1,380,213
Omega Protein Corp.*                                     113,950      1,340,052
Pantry, Inc.*                                             65,360      1,384,979
SunOpta, Inc.*                                           168,140      1,035,742
TreeHouse Foods, Inc.*                                    44,980      1,335,906
--------------------------------------------------------------------------------
                                                                      7,503,573
--------------------------------------------------------------------------------

UTILITIES -- 4.3%
Avista Corp.                                              86,950      1,887,685
New Jersey Resources Corp. +                              64,725      2,322,980
Piedmont Natural Gas Co., Inc. +                          46,240      1,477,830
--------------------------------------------------------------------------------
                                                                      5,688,495
--------------------------------------------------------------------------------

ENERGY -- 3.5%
Delek US Holdings, Inc.                                   77,890        722,040
International Coal Group, Inc.* +                        185,020      1,154,525
Petroleum Development Corp.*                              20,580        913,135
PetroQuest Energy, Inc.                                   38,930        597,576
Trico Marine Services, Inc.* +                            71,930      1,228,564
--------------------------------------------------------------------------------
                                                                      4,615,840
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.7%
General Communication, Inc., Class A*                    148,870      1,378,536
Shenandoah Telecommunications Co.                         37,170        820,342
--------------------------------------------------------------------------------
                                                                      2,198,878
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 130,521,171
--------------------------------------------------------------------------------

INVESTMENT FUND -- 17.7%
BBH Securities Lending Fund **                        23,350,696  $  23,350,696
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 116.5%
(Cost $153,344,435)                                               $ 153,871,867

LIABILITIES IN EXCESS OF OTHER ASSETS -- (16.5%)                    (21,759,353)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 132,112,514
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2008, was $23,050,058.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Ultra Short Duration Fixed Income Fund - September 30, 2008
--------------------------------------------------------------------------------

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

                U.S. GOVERNMENT MORTGAGE-BACKED
                OBLIGATIONS -- 61.1%
$ 7,137,179     FHLMC CMO/REMIC Ser 2553,
                  Class IH, 5.500%, 10/15/32                      $   2,071,893
  6,224,251     FHLMC CMO/REMIC Ser 2571,
                  Class FN (A), 3.138%, 10/15/08                      6,044,789
  1,040,164     FHLMC CMO/REMIC Ser 2575
                  Class LM, 4.500%, 5/15/32                           1,037,667
  1,556,063     FHLMC CMO/REMIC Ser 2586,
                  Class WA, 4.000%, 12/15/32                          1,516,920
  1,064,382     FHLMC CMO/REMIC Ser 2590,
                  Class UL, 3.750%, 3/15/32                           1,014,569
  1,384,693     FHLMC CMO/REMIC Ser 2594,
                  Class YA, 4.000%, 4/15/23                           1,359,752
 10,829,122     FHLMC CMO/REMIC Ser 2625,
                  Class IO, 5.000%, 12/15/31                          1,228,694
  1,256,162     FHLMC CMO/REMIC Ser 2649,
                  Class PJ, 3.500%, 6/15/33                           1,175,338
  4,815,635     FHLMC CMO/REMIC Ser 2660,
                  Class PB, 5.000%, 8/15/26                           4,850,154
    450,959     FHLMC CMO/REMIC Ser 2682,
                  Class HG, 4.000%, 4/15/17                             448,809
     52,200     FHLMC CMO/REMIC Ser 2684,
                  Class GN, 3.250%, 5/15/23                              52,144
    442,895     FHLMC CMO/REMIC Ser 2744,
                  Class JX, 3.500%, 1/15/23                             442,643
  3,088,954     FHLMC CMO/REMIC Ser 2770,
                  Class FH (A), 2.888%, 10/15/08                      3,007,048
  1,745,651     FHLMC CMO/REMIC Ser 2886,
                  Class BF (A), 2.988%, 10/15/08                      1,616,272
  3,640,823     FHLMC CMO/REMIC Ser 2892,
                  Class A, 5.000%, 5/15/21                            3,670,628
  4,215,951     FHLMC CMO/REMIC Ser 2921,
                  Class JF (A), 2.988%, 1/15/35                       3,944,435
    319,930     FHLMC CMO/REMIC Ser 2925,
                  Class CF (A), 2.988%, 10/15/08                        301,505
  1,060,155     FHLMC CMO/REMIC Ser 2956,
                  Class YB, 6.950%, 1/15/35                             916,720
  2,286,378     FHLMC CMO/REMIC Ser 3025,
                  Class FC (A), 4.464%, 10/1/08                       2,084,045
  4,000,000     FHLMC CMO/REMIC Ser 3033,
                  Class AT, 5.000%, 1/15/27                           4,021,317
  1,206,720     FHLMC CMO/REMIC Ser 3033,
                  Class BY (A), 4.714%, 10/1/08                       1,083,314
    705,482     FHLMC CMO/REMIC Ser 3038,
                  Class TA, 6.700%, 9/15/35                             600,174
  1,956,033     FHLMC CMO/REMIC Ser 3073,
                  Class LA, 5.000%, 12/15/17                          1,973,091
  4,921,716     FHLMC CMO/REMIC Ser 3137,
                  Class PJ, 5.125%, 12/15/13                          4,948,489
  2,151,269     FHLMC CMO/REMIC Ser 3196,
                  Class PA, 5.250%, 8/15/11                           2,175,615
  6,793,948     FHLMC CMO/REMIC Ser 3405,
                  Class CI, 5.500%, 1/15/38                           1,438,235
    140,901     FHLMC Pool #B15413,
                  8.000%, 3/1/11                                        147,169
     42,368     FHLMC Pool #E64944,
                  7.000%, 7/1/11                                         44,322
    326,411     FHLMC Pool #G11072,
                  7.500%, 12/1/15                                       344,028
    400,879     FNMA CMO/REMIC Ser 2002-67,
                  Class AM, 5.000%, 11/25/15                            401,827
  2,000,000     FNMA CMO/REMIC Ser 2003-106,
                  Class WC, 4.500%, 8/25/18                           2,002,686
  1,514,377     FNMA CMO/REMIC Ser 2003-119,
                  Class PU, 4.000%, 11/25/33                          1,489,077
    627,356     FNMA CMO/REMIC Ser 2003-19,
                  Class ME, 4.000%, 1/25/33                             605,717
  2,321,763     FNMA CMO/REMIC Ser 2003-27,
                  Class PC, 4.500%, 5/25/26                           2,320,952
    715,436     FNMA CMO/REMIC Ser 2003-33,
                  Class AM, 4.250%, 5/25/33                             694,133
  1,057,508     FNMA CMO/REMIC Ser 2003-33,
                  Class AU, 4.000%, 3/25/33                           1,018,039
    856,861     FNMA CMO/REMIC Ser 2003-34,
                  Class AD, 4.000%, 1/25/32                             848,566
  3,844,103     FNMA CMO/REMIC Ser 2003-69,
                  Class NF (A), 3.964%, 10/1/08                       3,878,229
 12,494,841     FNMA CMO/REMIC Ser 2003-79,
                  Class XI, 5.000%, 2/25/32                           1,772,854
  4,448,438     FNMA CMO/REMIC Ser 2003-81,
                  Class FE (A), 3.707%, 10/25/08                      4,234,037
  8,133,204     FNMA CMO/REMIC Ser 2004-95,
                  Class BI, 5.500%, 12/25/24                          1,434,979
  3,271,270     FNMA CMO/REMIC Ser 2004-96,
                  Class LF (A), 4.207%, 10/25/08                      3,083,882
    936,673     FNMA CMO/REMIC Ser 2005-108,
                  Class GU, 5.750%, 7/25/35                             948,256
  2,258,497     FNMA CMO/REMIC Ser 2006-109,
                  Class JS (A), 6.750%, 10/1/08                       2,041,947
    960,050     FNMA CMO/REMIC Ser 2006-2,
                  Class GH, 5.500%, 6/25/32                             969,452
  1,525,599     FNMA CMO/REMIC Ser 2006-73,
                  Class PJ, 6.000%, 2/25/28                           1,554,118
  1,232,840     FNMA CMO/REMIC Ser 2007-9,
                  Class YA, 5.500%, 3/25/37                           1,228,159
  3,907,136     FNMA CMO/REMIC Ser 2008-35,
                  Class IO, 4.500%, 4/25/23                             529,999
 12,063,438     FNMA CMO/REMIC Ser 2008-36,
                  Class IA, 4.500%, 10/25/22                          1,529,639
      7,963     FNMA Pool #190658, 7.000%, 2/1/09                         8,024
     60,234     FNMA Pool #253472, 7.500%, 9/1/10                        61,473
    137,196     FNMA Pool #519992, 7.000%, 10/1/14                      144,726
    178,311     FNMA Pool #534851, 7.500%, 4/1/15                       187,727
    131,732     FNMA Pool #535219, 7.500%, 3/1/15                       138,688
     68,053     FNMA Pool #535635, 8.500%, 6/1/12                        70,755
    559,055     FNMA Pool #555646, 7.500%, 9/1/16                       588,674

--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund  (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                U.S. GOVERNMENT MORTGAGE-BACKED
                OBLIGATIONS -- 61.1% (CONTINUED)
$    31,258     GNMA ARM Pool #8103 (A),
                  5.500%, 2/20/16                                 $      32,017
     35,462     GNMA ARM Pool #8287 (A),
                  5.125%, 11/20/17                                       36,196
     52,015     GNMA ARM Pool #8297 (A),
                  5.125%, 12/20/17                                       52,341
     87,030     GNMA ARM Pool #8333 (A),
                  5.500%, 10/1/08                                        89,341
     51,824     GNMA ARM Pool #8345 (A),
                  5.500%, 4/20/18                                        53,134
     72,864     GNMA ARM Pool #8366 (A),
                  5.375%, 10/1/08                                        74,078
      2,774     GNMA ARM Pool #8404 (A),
                  5.625%, 9/20/18                                         2,821
     29,690     GNMA ARM Pool #8405 (A),
                  5.625%, 9/20/18                                        30,238
      6,042     GNMA ARM Pool #8462 (A),
                  5.375%, 10/1/08                                         6,112
     39,427     GNMA ARM Pool #8489 (A),
                  5.500%, 10/1/08                                        40,445
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                MORTGAGE-BACKED OBLIGATIONS                       $  87,763,117
--------------------------------------------------------------------------------

                ASSET-BACKED SECURITIES -- 4.7%
    750,000     Caterpillar Financial Asset Trust
                  Ser 2008-A, Class A2B (A),
                  4.360%, 10/25/08                                      750,000
  1,500,000     CNH Equipment Trust Ser 2008-B,
                  Class A3B (A), 3.888%, 10/16/08                     1,464,990
    880,282     Harley-Davidson Motorcycle
                  Trust Ser 2005-2, Class A2,
                  4.070%, 2/15/12                                       875,730
    856,407     Harley-Davidson Motorcycle
                  Trust Ser 2006-1, Class A2,
                  5.040%, 10/15/12                                      857,657
  1,000,000     Nissan Auto Lease Trust Ser
                  2008-A, Class A2B (A),
                  4.038%, 10/15/08                                    1,000,000
  1,838,108     Wells Fargo Mortgage Backed
                  Securities, Ser 2006-16,
                  Class A12, 5.000%, 11/25/36                         1,812,358
--------------------------------------------------------------------------------
                TOTAL ASSET-BACKED SECURITIES                     $   6,760,735
--------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.8%
  7,000,000     FHLB (A), 8.000%, 12/3/08                             6,947,500
  8,000,000     FHLB Discount Note, 10/2/08                           7,999,887
  5,000,000     FHLB Discount Note, 10/30/08                          4,997,985
  3,500,000     FHLMC, 4.050%, 6/30/10                                3,510,864
  2,000,000     FNMA, 4.750%, 12/17/12                                2,009,844
  2,000,000     FNMA, 4.750%, 7/23/13                                 2,008,130
  2,500,000     FNMA, 4.510%, 1/16/14                                 2,507,148
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS                                $  29,981,358
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 5.9%
                FINANCIALS -- 5.9%
  2,000,000     American Express Credit Company,
                  MTN (A), 5.109%, 10/27/08                           1,880,806
  1,500,000     CIT Group, Inc., MTN,
                  5.000%, 11/24/08                                    1,453,106
  1,935,000     Goldman Sachs Group, Inc.,
                  MTN (A), 3.294%, 12/22/08                           1,931,113
    750,000     Morgan Stanley, 3.875%, 1/15/09                         690,014
  1,000,000     PNC Funding Corp., 4.500%, 3/10/10                      989,984
  1,600,000     Wells Fargo & Company,
                  MTN, 3.980%, 10/29/10                               1,571,838
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                             $   8,516,861
--------------------------------------------------------------------------------

                MUNICIPAL BONDS -- 3.6%
                PENNSYLVANIA -- 3.6%
  2,750,000     Commonwealth Fing Auth
                  PA Rev, Ser A, 3.860%, 6/1/11                       2,734,078
  2,500,000     Pennsylvania State Tpk Commn
                  BANS, Ser B, 5.290%, 10/15/09                       2,503,500
--------------------------------------------------------------------------------
                TOTAL MUNICIPAL BONDS                             $   5,237,578
--------------------------------------------------------------------------------

                                                                      MARKET
SHARES                                                                VALUE
--------------------------------------------------------------------------------

                INVESTMENT FUND -- 5.2%
  7,436,454     Touchstone Institutional
                  Money Market Fund^                              $   7,436,454
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 101.3%
                (Cost $147,479,404)                               $ 145,696,103

                LIABILITIES IN EXCESS OF
                OTHER ASSETS -- (1.3%)                               (1,858,845)
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                              $ 143,837,258
================================================================================

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2008.

ARM - Adjustable Rate Mortgage

BANS  - Bond Anticipation Notes

CMO - Collateralized Mortgage Obligation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

REMIC - Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Value Opportunities Fund - September 30, 2008
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 98.4%                                   SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 27.5%
Assurant, Inc.                                            71,760  $   3,946,800
Bank of New York Mellon Corp.                            154,390      5,030,026
Citigroup, Inc.                                          217,775      4,466,565
Fifth Third Bancorp +                                    299,710      3,566,549
Invesco Ltd. +                                           255,520      5,360,810
JPMorgan Chase & Co.                                     121,920      5,693,663
KeyCorp +                                                319,825      3,818,711
Lincoln National Corp.                                    57,800      2,474,418
Loews Corp.                                               90,946      3,591,458
PNC Financial Services Group, Inc.                        45,315      3,385,031
Simon Property Group, Inc. +                              44,115      4,279,155
US Bancorp +                                             116,605      4,200,112
--------------------------------------------------------------------------------
                                                                     49,813,298
--------------------------------------------------------------------------------

ENERGY -- 13.0%
Cabot Oil & Gas Corp.                                     60,555      2,188,458
Chevron Texaco Corp.                                      99,785      8,230,267
Exxon Mobil Corp.                                         89,590      6,957,559
Oceaneering International, Inc.*                          58,820      3,136,282
Peabody Energy Corp.                                      65,110      2,929,950
--------------------------------------------------------------------------------
                                                                     23,442,516
--------------------------------------------------------------------------------

HEALTH CARE -- 11.7%
Boston Scientific Corp.*                                 193,020      2,368,355
Hospira, Inc.*                                            74,800      2,857,360
Johnson & Johnson                                         61,565      4,265,223
Merck & Co., Inc.                                        166,970      5,269,574
WellPoint, Inc.*                                          67,170      3,141,541
Wyeth                                                     90,195      3,331,803
--------------------------------------------------------------------------------
                                                                     21,233,856
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 11.6%
CVS/Caremark Corp. +                                      72,580      2,443,043
HJ Heinz Co.                                              98,315      4,906,901
Kraft Foods, Inc.- Class A                                88,510      2,898,703
Lorillard, Inc.                                           52,257      3,718,086
Philip Morris International, Inc.                         53,375      2,567,338
Procter & Gamble Co.                                      64,120      4,468,522
--------------------------------------------------------------------------------
                                                                     21,002,593
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.7%
H&R Block, Inc. +                                        195,350      4,405,143
McDonald's Corp.                                          38,205      2,357,249
Time Warner, Inc. +                                      335,030      4,392,243
Walt Disney Co.                                           67,960      2,085,692
Zale Corp.* +                                            172,270      4,306,750
--------------------------------------------------------------------------------
                                                                     17,547,077
--------------------------------------------------------------------------------

UTILITIES -- 6.6%
DPL, Inc. +                                              105,975      2,628,180
Exelon Corp.                                              77,720      4,866,827
National Fuel Gas Co. +                                  105,635      4,455,684
--------------------------------------------------------------------------------
                                                                     11,950,691
--------------------------------------------------------------------------------

INDUSTRIALS -- 6.0%
General Cable Corp.*                                      74,525      2,655,326
Raytheon Co.                                              49,025      2,623,328
Shaw Group, Inc.*                                         94,635      2,908,133
Waste Management, Inc.                                    83,075      2,616,032
--------------------------------------------------------------------------------
                                                                     10,802,819
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 5.2%
Corning, Inc.                                            143,525      2,244,731
International Business Machines Corp.                     23,845      2,788,911
Symantec Corp.*                                          126,080      2,468,646
TriQuint Semiconductor, Inc.*                            410,850      1,967,972
--------------------------------------------------------------------------------
                                                                      9,470,260
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.8%
AT&T, Inc.                                               148,495      4,145,980
Verizon Communications, Inc.                              84,200      2,701,978
--------------------------------------------------------------------------------
                                                                      6,847,958
--------------------------------------------------------------------------------

MATERIALS -- 3.3%
Alcoa, Inc.                                              107,630      2,430,285
Ball Corp.                                                87,865      3,469,789
--------------------------------------------------------------------------------
                                                                      5,900,074
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 178,011,142
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 22.4%
BBH Securities Lending Fund **                        35,830,066     35,830,066
Touchstone Institutional
     Money Market Fund^                                4,653,025      4,653,025
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $  40,483,091
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 120.8%
(Cost $234,467,807)                                               $ 218,494,233

LIABILITIES IN EXCESS OF OTHER ASSETS -- (20.8%)                    (37,638,133)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 180,856,100
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2008, was $37,564,761.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust, comprised of Touchstone Clover Core Fixed Income Fund, Touchstone Diversified Small Cap Value Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Healthcare & Biotechnology Fund, Touchstone Value Opportunities Fund (collectively, the "Former Turner Funds"), Touchstone Mid Cap Fund, Touchstone Sands Capital Select Growth Fund and Touchstone Premium Yield Equity Fund as of September 30, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, and the accompanying statement of assets and liabilities, including the portfolio of investments of Touchstone International Growth Fund (formerly, the Navellier International Growth Fund) as of September 30, 2008, and the related statements of operations and changes in net assets and financial highlights for the nine month period then ended (collectively, the "Funds"). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2005 of the Former Turner Funds and Touchstone Mid Cap Fund were audited by other auditors whose report dated November 29, 2005, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended October 31, 2003 of the Touchstone Sands Capital Select Growth Fund were audited by other auditors whose report dated December 12, 2003, expressed an unqualified opinion on those financial highlights. The statement of operations for the year ended December 31, 2007, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended of the Touchstone International Growth Fund were audited by other auditors whose report dated February 27, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position for the first ten of the eleven Funds referred to above of the Touchstone Funds Group Trust at September 30, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and the financial position of the Touchstone International Growth Fund at September 30, 2008 and the related statements of its operations and changes in net assets and financial highlights for the nine month period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
November 25, 2008

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended September 30, 2008 qualify for the corporate dividends received deduction:

Diversified Small Cap Value Fund                        6%
International Growth Fund                              97%
Mid Cap Fund                                           34%
Premium Yield Equity Fund                             100%
Value Opportunities Fund                               99%

PROXY VOTING DISCLOSURE

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2008" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)


                                     NET EXPENSE       BEGINNING          ENDING         PAID DURING
                                        RATIO           ACCOUNT           ACCOUNT       THE SIX MONTHS
                                      ANNUALIZED         VALUE             VALUE             ENDED
                                     SEPTEMBER 30,      APRIL 1,        SEPTEMBER 30,    SEPTEMBER 30,
                                         2008             2008              2008             2008*
--------------------------------------------------------------------------------------------------------
CLOVER CORE FIXED INCOME FUND
     Class I      Actual                 0.85%         $ 1,000.00        $   932.10         $  4.11
     Class I      Hypothetical           0.85%         $ 1,000.00        $ 1,020.75         $  4.30

DIVERSIFIED SMALL CAP VALUE FUND
     Class A      Actual                 1.45%         $ 1,000.00        $ 1,012.80         $  7.29
     Class A      Hypothetical           1.45%         $ 1,000.00        $ 1,017.75         $  7.31

     Class C      Actual                 2.20%         $ 1,000.00        $ 1,009.60         $ 11.03
     Class C      Hypothetical           2.20%         $ 1,000.00        $ 1,014.02         $ 11.06

     Class Z      Actual                 1.45%         $ 1,000.00        $ 1,012.60         $  7.27
     Class Z      Hypothetical           1.45%         $ 1,000.00        $ 1,017.78         $  7.29

HEALTHCARE AND BIOTECHNOLOGY FUN   D
     Class A      Actual                 1.55%         $ 1,000.00        $   966.70         $  7.63
     Class A      Hypothetical           1.55%         $ 1,000.00        $ 1,017.25         $  7.82

     Class C      Actual                 2.34%         $ 1,000.00        $   961.90         $ 11.49
     Class C      Hypothetical           2.34%         $ 1,000.00        $ 1,013.29         $ 11.79

INTERNATIONAL GROWTH FUND
     Class A      Actual                 1.48%         $ 1,000.00        $   792.60         $  6.62
     Class A      Hypothetical           1.48%         $ 1,000.00        $ 1,017.62         $  7.45

     Class C      Actual**               1.46%         $ 1,000.00        $ 1,009.70         $  0.04
     Class C      Hypothetical**         1.46%         $ 1,000.00        $ 1,000.10         $  0.04

     Class Y      Actual**               0.44%         $ 1,000.00        $ 1,010.40         $  0.01
     Class Y      Hypothetical**         0.44%         $ 1,000.00        $ 1,000.12         $  0.01

MID CAP FUND
     Class A      Actual                 1.15%         $ 1,000.00        $   860.40         $  5.35
     Class A      Hypothetical           1.15%         $ 1,000.00        $ 1,019.25         $  5.80

     Class C      Actual                 1.90%         $ 1,000.00        $   868.30         $  8.87
     Class C      Hypothetical           1.90%         $ 1,000.00        $ 1,015.50         $  9.57

     Class Y      Actual                 0.90%         $ 1,000.00        $   861.60         $  4.19
     Class Y      Hypothetical           0.90%         $ 1,000.00        $ 1,020.49         $  4.55

     Class Z      Actual                 1.15%         $ 1,000.00        $   860.30         $  5.36
     Class Z      Hypothetical           1.15%         $ 1,000.00        $ 1,019.24         $  5.81

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)


                                     NET EXPENSE       BEGINNING          ENDING          PAID DURING
                                        RATIO           ACCOUNT           ACCOUNT       THE SIX MONTHS
                                     ANNUALIZED          VALUE             VALUE            ENDED
                                     SEPTEMBER 30,      APRIL 1,        SEPTEMBER 30,    SEPTEMBER 30,
                                        2008              2008              2008             2008*
---------------------------------------------------------------------------------------------------------
PREMIUM YIELD EQUITY FUND
     Class A      Actual                 1.20%         $ 1,000.00        $   869.70         $ 5.61
     Class A      Hypothetical           1.20%         $ 1,000.00        $ 1,019.00         $ 6.06

     Class C      Actual                 1.95%         $ 1,000.00        $   866.60         $ 9.09
     Class C      Hypothetical           1.95%         $ 1,000.00        $ 1,015.26         $ 9.81

     Class Y      Actual***              0.90%         $ 1,000.00        $   916.30         $ 1.18
     Class Y      Hypothetical***        0.90%         $ 1,000.00        $ 1,005.60         $ 1.23

SANDS CAPITAL SELECT GROWTH FUND
     Class Y      Actual                 1.10%         $ 1,000.00        $   870.60         $ 5.14
     Class Y      Hypothetical           1.10%         $ 1,000.00        $ 1,019.51         $ 5.55

     Class Z      Actual                 1.35%         $ 1,000.00        $   869.40         $ 6.30
     Class Z      Hypothetical           1.35%         $ 1,000.00        $ 1,018.26         $ 6.81

SHORT DURATION FIXED INCOME FUND
     Class Z      Actual                 0.74%         $ 1,000.00        $   991.80         $ 3.69
     Class Z      Hypothetical           0.74%         $ 1,000.00        $ 1,021.30         $ 3.74

SMALL CAP VALUE OPPORTUNITIES FUND
     Class Z      Actual                 1.50%         $ 1,000.00        $   927.40         $ 7.23
     Class Z      Hypothetical           1.50%         $ 1,000.00        $ 1,017.50         $ 7.57

ULTRA SHORT DURATION FIXED INCOME FUND
     Class Z      Actual                 0.69%         $ 1,000.00        $ 1,002.00         $ 3.45
     Class Z      Hypothetical           0.69%         $ 1,000.00        $ 1,021.55         $ 3.49

VALUE OPPORTUNITIES FUND
     Class A      Actual                 1.19%         $ 1,000.00        $   878.90         $ 5.58
     Class A      Hypothetical           1.19%         $ 1,000.00        $ 1,019.07         $ 5.99

     Class C      Actual                 1.93%         $ 1,000.00        $   875.30         $ 9.04
     Class C      Hypothetical           1.93%         $ 1,000.00        $ 1,015.35         $ 9.72

     Class Z      Actual                 1.08%         $ 1,000.00        $ 879.30           $ 5.06
     Class Z      Hypothetical           1.08%         $ 1,000.00        $ 1,019.62         $ 5.44

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

** The example is based on an investment of $1,000 invested at the beginning of the period (September 29, 2008) and held for the entire period through September 30, 2008.

*** The example is based on an investment of $1,000 invested at the beginning of the period (August 12, 2008) and held for the entire period through September 30, 2008.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER
                                                                                                        OF FUNDS
                                                                                                        OVERSEEN
                                      TERM OF                                                           IN THE
NAME                                  OFFICE(2) AND                                                     TOUCHSTONE     OTHER
ADDRESS             POSITION(S)       LENGTH OF         PRINCIPAL OCCUPATION(S)                         FUND           DIRECTORSHIPS
AGE                 HELD WITH TRUST   TIME SERVED       DURING PAST 5 YEARS                             COMPLEX(3)     HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder    Trustee and       Until             Senior Vice President of The Western and             42        Director of
Touchstone          President         retirement at     Southern Life Insurance Company; President and                 LaRosa's (a
Advisors, Inc                         age 75 or until   a director of IFS Financial Services, Inc. (a                  restaurant
303 Broadway                          she resigns or    holding company); Director of Capital Analysts                 chain)
Cincinnati, OH                        is removed        Incorporated (an investment advisor and
Year   of   Birth:                    Trustee since     broker-dealer), Integrated Investment
1955                                  1999              Services, Inc. until April 2007 (the Trust's
                                                        former administrator, accounting and transfer
                                                        agent), IFS Fund Distributors, Inc. (a
                                                        broker-dealer), Touchstone Advisors, Inc. (the
                                                        Trust's investment advisor) and Touchstone
                                                        Securities, Inc. (the Trust's distributor);
                                                        President and a director of IFS Agency
                                                        Services, Inc. (an insurance agency), W&S
                                                        Financial Group Distributors, Inc. (an annuity
                                                        distributor) and IFS Systems, Inc.;  Senior
                                                        Vice President and a director of W&S Brokerage
                                                        Services, Inc. (a broker-dealer); Director,
                                                        President and Chief Executive Officer of
                                                        Integrity Life Insurance Company and National
                                                        Integrity Life Insurance Company;  President
                                                        of Touchstone Tax-Free Trust, Touchstone
                                                        Investment Trust, Touchstone Variable Series
                                                        Trust, Touchstone Strategic Trust, Touchstone
                                                        Funds Group Trust and Touchstone Institutional
                                                        Funds Trust;  President of Touchstone
                                                        Advisors, Inc., and Touchstone Securities,
                                                        Inc. until 2004.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------


INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER
                                                                               OF FUNDS
                                                                               OVERSEEN
                               TERM OF                                         IN THE
NAME              POSITION(S)  OFFICE(2) AND                                   TOUCHSTONE         OTHER
ADDRESS           HELD WITH    LENGTH OF           PRINCIPAL OCCUPATION(S)     FUND               DIRECTORSHIPS
AGE               TRUST        TIME SERVED         DURING PAST 5 YEARS         COMPLEX(3)         HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox    Trustee      Until               President and Chief             42             Director of the Federal Reserve
303 Broadway                   retirement at       Executive Officer of Cox                       Bank of Cleveland and Duke Energy
Cincinnati, OH                 age 75 or until     Financial Corp. (a                             (a utility company); Chairman of
Year of Birth:                 he resigns or is    financial services                             The Cincinnati Bell Telephone
1947                           removed             company).                                      Company LLC; Director of The
                               Trustee since                                                      Timken Company (a manufacturer of
                               1994                                                               bearings, alloy steels and related
                                                                                                  products and services); Director
                                                                                                  of Diebold, Incorporated (a
                                                                                                  provider of integrated self-
                                                                                                  service delivery and security
                                                                                                  systems).
------------------------------------------------------------------------------------------------------------------------------------

H. Jerome Lerner  Trustee      Until               Principal of HJL                42             None
303 Broadway                   retirement at       Enterprises (a privately
Cincinnati, OH                 age 75 or until     held investment
Year of Birth:                 he resigns or is    company).
1938                           removed
                               Trustee since
                               1999
------------------------------------------------------------------------------------------------------------------------------------

Donald C.         Trustee      Until               Executive for Duro Bag          42             Trustee of Jewish Hospital,
Siekmann                       retirement at       Manufacturing Co. (a bag                       Greater Cincinnati Arts &
303 Broadway                   age 75 or until     manufacturer); President                       Education Center and Cincinnati
Cincinnati, OH                 he resigns or is    of Shor Foundation for                         Arts Association
Year of Birth:                 removed             Epilepsy
1938                           Trustee since       Research (a charitable
                               2005                foundation); Trustee of
                                                   Riverfront
                                                   Funds (mutual funds) from
                                                   1999 - 2004.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER
                                                                                         OF FUNDS
                                                                                         OVERSEEN
                             TERM OF                                                     IN THE
NAME          POSITION(S)    OFFICE(2) AND                                               TOUCHSTONE    OTHER
ADDRESS       HELD WITH      LENGTH OF            PRINCIPAL OCCUPATION(S)                FUND          DIRECTORSHIPS
AGE           TRUST          TIME SERVED          DURING PAST 5 YEARS                    COMPLEX(3)    HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Robert E.     Trustee        Until                Retired Partner of KPMG LLP (a             42        Trustee of Tri-Health
Stautberg                    retirement at        certified public accounting firm).                   Physician
303 Broadway                 age 75 or until      Vice President of St. Xavier High                    Enterprise Corporation.
Cincinnati, OH               he resigns or is     School.
Year of                      removed
Birth: 1934                  Trustee since
                             1994
------------------------------------------------------------------------------------------------------------------------------------

John P.       Trustee        Until                CEO, Chairman and Director of              42        None
Zanotti                      retirement at        Avaton, Inc. (a wireless
303 Broadway                 age 75 or until      entertainment company). President
Cincinnati, OH               he resigns or is     of Cincinnati Biomedical (a life
Year of                      removed              science and economic development
Birth: 1948                  Trustee since        company) from July 2003 until
                             2002                 2005. CEO, Chairman and
                                                  Director of Astrum Digital
                                                  Information (an information
                                                  monitoring company) from 2000
                                                  until 2001; President of Great
                                                  American Life Insurance
                                                  Company from 1999 until 2000.

------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(A)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(A)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 11 series of the Trust, 4 series of Touchstone Institutional Funds Trust, 5 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS (1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER
                                                                                         OF FUNDS
                                                                                         OVERSEEN
                                      TERM OF                                            IN THE
NAME                 POSITION(S)      OFFICE AND                                         TOUCHSTONE    OTHER
ADDRESS              HELD WITH        LENGTH OF            PRINCIPAL OCCUPATION(S)       FUND          DIRECTORSHIPS
AGE                  TRUST            TIME SERVED          DURING PAST 5 YEARS           COMPLEX(2)    HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder     President        Until                See biography above.             42         See biography
Touchstone           and Trustee      resignation,                                                     above.
Advisors, Inc.                        removal or
303 Broadway                          disqualification
Cincinnati, OH                        President since
Year of Birth: 1955                   2004; President
                                      from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------

Brian E. Hirsch                       Until                Senior Vice                      42         None
Touchstone           Vice             resignation,         President-Compliance of IFS
Advisors, Inc.       President        removal or           Financial
303 Broadway         and Chief        disqualification     Services, Inc., Director of
Cincinnati, OH       Compliance       Vice President       Compliance of W&S Brokerage
Year of Birth: 1956  Officer          since 2003           Services, Inc.; Chief
                                                           Compliance Officer
                                                           of Puglisi & Co. from 2001
                                                           until 2002.
------------------------------------------------------------------------------------------------------------------------------------

William A. Dent      Vice             Until                Senior Vice President of         42         None
Touchstone           President        resignation,         Touchstone Advisors, Inc.;
Advisors, Inc.                        removal or           Marketing Director of
303 Broadway                          disqualification     Promontory Interfinancial
Cincinnati, OH                        Vice President       Network from 2002-2003;
Year of Birth: 1963                   since 2004           Senior Vice President of
                                                           McDonald Investments from
                                                           1998 - 2001.
------------------------------------------------------------------------------------------------------------------------------------

Terrie A. Wiedenheft Controller       Until                Senior Vice President, Chief     42         None
Touchstone           and Treasurer    resignation,         Financial Officer and
Advisors, Inc.                        removal or           Treasurer of Integrated
303 Broadway                          disqualification     Investment Services, Inc.
Cincinnati, OH                        Controller since     (until April 2007),
Year of Birth: 1962                   2000                 IFS Fund Distributors,
                                      Treasurer since      Inc. and W&S Brokerage
                                      2003                 Services, Inc.; Chief
                                                           Financial Officer of IFS
                                                           Financial Services, Inc.,
                                                           Touchstone Advisors, Inc. and
                                                           Touchstone Securities, Inc.
                                                           and Assistant Treasurer of
                                                           Fort Washington Investment
                                                           Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Jay S. Fitton        Secretary        Until                Assistant Vice President and     42         None
JPMorgan                              resignation,         Senior Counsel of JPMorgan;
303 Broadway                          removal or           Director and Senior Counsel
Cincinnati, OH                        disqualification     of Integrated Investment
Year of Birth: 1970                   Secretary since      Services, Inc. and IFS Fund
                                      2006                 Distributors, Inc. until
                                                           April 2007
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 11 series of the Trust, 4 series of Touchstone Institutional Funds Trust, 5 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 series of Touchstone Variable Series Trust.

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

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

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

TOUCHSTONE INVESTMENTS

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT

JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE

800.543.0407

* A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------

[LOGO] TOUCHSTONE(R)
       INVESTMENTS

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $172,700 for the September 30, 2008 fiscal year and approximately $247,100 for the September 30, 2007 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR. $16,000 of the 2008 fees are associated with additional filings of Form N1-A and Form N-14. $14,000 of the 2007 fees are associated with additional filings of Form N1-A and Form N-14.

(b) Audit-Related Fees. Audit-related fees totaled approximately $6,000 for the September 30, 2008 fiscal year and $116,000 for the September 30, 2007 fiscal year and consisted of limited internal control testing in fiscal year 2008 and SAS 70 internal control reviews of the registrant's fund accountant and transfer agent in fiscal year 2007.

(c) Tax Fees. Tax fees totaled approximately $100,600 for the September 30, 2008 fiscal year and $96,750 for the September 30, 2007 fiscal year and consisted of fees for tax compliance and tax consultation services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2008 or September 30, 2007 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $135,600 for the fiscal year ended September 30, 2008 and $295,500 for the fiscal year ended September 30, 2007.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 9, 2005 with Registrant's N-CSR for the September 30, 2005 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Funds Group Trust
             ----------------------------

By (Signature and Title)

/s/ Jill T. McGruder
------------------------------------
Jill T. McGruder
President

Date: December 7, 2008

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
---------------------------------
Jill T. McGruder
President

Date: December 7, 2008

/s/ Terrie A. Wiedenheft
----------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date: December 3, 2008